                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrants    /X/
Filed by a Party other than the Registrants /  /

Check the appropriate box:
/ /    Preliminary Proxy Statement
/ /    Confidential, for Use of the Commission
       Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

       Hartford Capital Appreciation HLS Fund, Inc.; Hartford Dividend and Growth HLS Fund, Inc.; Hartford Index HLS Fund, Inc.; Hartford International Opportunities HLS Fund, Inc.; Hartford MidCap HLS Fund, Inc.; Hartford Small Company HLS Fund, Inc.; Hartford Stock HLS Fund, Inc.; Hartford Advisers HLS Fund, Inc.; Hartford Global Advisers HLS Fund, Inc.; Hartford Bond HLS Fund, Inc.; Hartford Mortgage Securities HLS Fund, Inc.; Hartford Money Market HLS
                     Fund, Inc.; Hartford Series Fund, Inc.

              (Names of Registrants as Specified in Their Charters)
          ------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
/X/    No fee required
/ /    Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
             -------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
             -------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             -------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
             -------------------------------------------------------------------

         (5) Total fee paid:
             -------------------------------------------------------------------

         / / Fee paid previously with preliminary materials.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)  Amount Previously Paid:

                  (2)  Form, Schedule or Registration Statement No.:

                  (3)  Filing Party:

                  (4)  Date Filed:

                               HARTFORD HLS FUNDS

                              200 Hopmeadow Street
                               Simsbury, CT 06089

                    HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                  HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                        HARTFORD GLOBAL HEALTH HLS FUND
                      HARTFORD GLOBAL TECHNOLOGY HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                            HARTFORD VALUE HLS FUND
                 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                            HARTFORD FOCUS HLS FUND
                            HARTFORD GROWTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                      HARTFORD GROWTH AND INCOME HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                     (SERIES OF HARTFORD SERIES FUND, INC.)

                  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
                         HARTFORD INDEX HLS FUND, INC.
              HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
                         HARTFORD MIDCAP HLS FUND, INC.
                     HARTFORD SMALL COMPANY HLS FUND, INC.
                         HARTFORD STOCK HLS FUND, INC.
                        HARTFORD ADVISERS HLS FUND, INC.
                    HARTFORD GLOBAL ADVISERS HLS FUND, INC.
                          HARTFORD BOND HLS FUND, INC.
                  HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                      HARTFORD MONEY MARKET HLS FUND, INC.

                                                                    June 6, 2002

To Beneficial Owners of Hartford HLS Funds:

     You are being asked, as beneficial owners of shares in one or more of the mutual funds listed above (collectively the "Funds", and each a "Fund"), to complete the enclosed voting instruction forms or proxy cards for the upcoming Special Meeting of the Funds' shareholders (the "Meeting"), to be held on July 16, 2002 at 10:00 a.m., Eastern time, at the offices of HL Investment Advisors, LLC at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

     The proposals to be considered at the Meeting include electing Boards of Directors, adopting, revising, or eliminating certain fundamental investment policies of the Funds, converting the investment objectives of certain Funds from fundamental to non-fundamental, and reorganizing certain Funds from separate Maryland corporations to series of Hartford Series Fund, Inc., a Maryland corporation. Please read the enclosed proxy statement for a description of these proposals. The "Important Information" on the following pages contains summary information, in question-answer format, which you might find helpful. The Board of Directors of each Fund has reviewed and approved each of the proposals and recommends that you vote FOR each proposal.

     Although the Board of Directors would like very much to have each Fund participant attend the Meeting, it realizes that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. THERE ARE TWO WAYS TO PROVIDE YOUR VOTING INSTRUCTIONS OR GRANT YOUR PROXY:

     OVER THE INTERNET -- You can provide your voting instructions or grant your proxy over the Internet at the Internet address shown on your voting instruction form(s) or proxy card(s); or

     BY MAIL: -- You can provide your voting instructions or grant your proxy by mail by completing, signing, dating, and returning the enclosed voting instruction form(s) or proxy card(s). A postage-paid envelope is enclosed for this purpose.

     We look forward to seeing you at the Meeting or receiving your voting instruction form(s) or proxies so that your vote may be counted. If you have any questions in connection with these materials, please call us at 1-800-862-6668 if you are a variable annuity owner or at 1-800-231-5453 if you are a variable insurance policy owner.

                                      Very truly yours,

                                   /s/ David M. Znamierowski
                                      David M. Znamierowski
                                      President
--------------------------------------------------------------------------------
YOU ARE URGED TO PROVIDE VOTING INSTRUCTIONS OR GRANT YOUR PROXY, SO AS TO BE REPRESENTED AT THE MEETING, EITHER OVER THE INTERNET OR BY SIGNING, DATING, AND RETURNING THE ENCLOSED VOTING INSTRUCTION FORM(S) OR PROXY CARD(S) IN THE ENCLOSED ENVELOPE. IF YOU PROVIDE YOUR VOTING INSTRUCTIONS OR GRANT YOUR PROXY OVER THE INTERNET, DO NOT RETURN YOUR VOTING INSTRUCTION FORM(S) OR PROXY CARD(S).
--------------------------------------------------------------------------------

                             IMPORTANT INFORMATION

     We encourage you to read the enclosed proxy statement; we thought it would be helpful, however, to provide brief answers to some questions.

Q. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?

A. As a beneficial owner of Hartford HLS Funds, you are being asked to consider four matters. First, you are being asked to consider the election of directors of your mutual funds. Second, you are being asked to consider changes to, or the adoption or elimination of, fundamental investment policies of the Funds. "Fundamental" investment policies are policies that cannot be changed or eliminated without shareholder approval. Third, certain of you are being asked to convert the investment objectives of your Funds from fundamental to non-fundamental. Lastly, shareholders of all Funds, except Funds comprising Hartford Series Fund, Inc., will consider a proposal to reorganize their Funds from stand-alone corporations to series of Hartford Series Fund, Inc.

Q.  WHO ARE BEING NOMINATED TO SERVE AS DIRECTORS?

A. There are nine nominees. Seven of the nominees currently serve as directors of your Fund. The other two nominees serve as directors for other
Hartford-affiliated mutual funds.

Q.  WHY ARE WE PROPOSING TO CHANGE THE FUNDS' FUNDAMENTAL POLICIES?

A. As is described in more detail in the accompanying proxy statement, many of the existing fundamental policies were adopted in response to regulatory, business, or industry requirements or conditions that no longer prevail. In addition, small variations in the wording of similar restrictions among the whole family of Hartford funds makes the task of ensuring compliance with them difficult and expensive. We are proposing adopting or removing certain policies and bringing those that remain in line, wherever possible, with other fundamental policies in place, or expected to be put in place, for other Hartford funds.

Q. WHY ARE WE PROPOSING TO CONVERT CERTAIN FUNDS' INVESTMENT OBJECTIVES FROM FUNDAMENTAL TO NON-FUNDAMENTAL?

A. Applicable law does not require that a Fund's investment objective be fundamental. This change will allow your Board of Directors to change your Fund's investment objective in response to regulatory or market changes without incurring the costs of a shareholder vote.

Q. DO WE EXPECT THE FUNDS' INVESTMENT APPROACHES TO CHANGE AS A RESULT OF THE CHANGES TO FUNDAMENTAL POLICIES AND THE CONVERSION OF THEIR INVESTMENT OBJECTIVES FROM FUNDAMENTAL TO NON-FUNDAMENTAL?

A. No. These changes are being proposed to help streamline the compliance and regulatory processes, not in order to facilitate any expected change in investment strategy or approach by the Funds.

Q. WHY ARE WE PROPOSING TO REORGANIZE CERTAIN FUNDS AS SERIES OF HARTFORD SERIES FUND, INC.?

A. Reorganizing the Funds as series of Hartford Series Fund, Inc. is expected to increase administrative efficiencies and reduce costs to the Funds.

Q.  WHAT CHANGE TO THE FUNDS DO WE EXPECT AS A RESULT OF THE REORGANIZATION?

A. Generally, none. The Board of Directors, officers, investment advisors, investment objectives, and fundamental policies for each of the Funds are expected to remain the same after the reorganization as before.

Q.  HAVE THE FUNDS' BOARDS OF DIRECTORS APPROVED THESE PROPOSALS?

A. Yes. Your Board of Directors has reviewed and approved each of the proposals on which you are being asked to vote. Your Board recommends that you vote in favor of each proposal.

Q.  WHEN SHOULD I VOTE?

A. Please vote as soon as possible. Representatives of The Hartford Financial Services Group, Inc. may be contacting you to urge you to vote on these important matters.

                               HARTFORD HLS FUNDS

                    HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                  HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                        HARTFORD GLOBAL HEALTH HLS FUND
                      HARTFORD GLOBAL TECHNOLOGY HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                            HARTFORD VALUE HLS FUND
                 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                            HARTFORD FOCUS HLS FUND
                            HARTFORD GROWTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                      HARTFORD GROWTH AND INCOME HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                     (SERIES OF HARTFORD SERIES FUND, INC.)

                  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
                         HARTFORD INDEX HLS FUND, INC.
              HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
                         HARTFORD MIDCAP HLS FUND, INC.
                     HARTFORD SMALL COMPANY HLS FUND, INC.
                         HARTFORD STOCK HLS FUND, INC.
                        HARTFORD ADVISERS HLS FUND, INC.
                    HARTFORD GLOBAL ADVISERS HLS FUND, INC.
                          HARTFORD BOND HLS FUND, INC.
                  HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                      HARTFORD MONEY MARKET HLS FUND, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     The Hartford HLS funds listed above (the "Funds" and each a "Fund") will hold a Special Meeting of Shareholders (the "Meeting") at the offices of HL Investment Advisors, LLC at 200 Hopmeadow Street, Simsbury, Connecticut 06089 on July 16, 2002, at 10:00 a.m., Eastern time, for the following purposes:

          I. To elect a Board of Directors for each of Hartford Capital Appreciation HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Midcap HLS Fund, Inc., Hartford Small Company HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Global Advisers HLS Fund, Inc., Hartford Bond HLS

     Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., and Hartford Series Fund, Inc.

          II. To approve proposals to adopt, eliminate, or revise certain fundamental investment policies of the Funds. (These proposals are to be considered separately by the applicable Funds, as described in the enclosed Proxy Statement.)

          III. To approve proposals to convert investment objectives of certain Funds from fundamental to non-fundamental. (These proposals are to be considered separately by the applicable Funds, as described in the enclosed Proxy Statement.)

          IV. To approve the reorganization of certain Funds from separate corporate entities into new series of Hartford Series Fund, Inc. (This proposal is to be considered separately by the applicable Funds, as described in the enclosed Proxy Statement).

          V. To consider and act upon such other matters as may properly come before the Meeting.

     The Board of Directors of each Fund unanimously recommends approval of each item listed on this Notice of Special Meeting of Shareholders.

     Only shareholders of record as of the close of business on May 9, 2002 (the "Record Date") are entitled to vote at the Meeting and any adjournments of the Meeting.

     Although you are not technically a stockholder of the Funds, you are a beneficial owner of shares of the Funds. Some of you are owners of variable annuity or variable life insurance products, whose contract values are invested in shares of one or more of the Funds through separate accounts established by insurance companies for such purpose. Others of you are participants in retirement plans which invest in Hartford HLS Funds. If you are a variable contract owner, you have the right to instruct your insurance company as to the manner in which shares of the Funds attributable to your contract are voted. If you own shares beneficially through a retirement plan, you should contact the plan sponsor, trustee, or other administrator for information regarding your right to provide instructions as to the voting of Fund shares. Fund shares for which no instructions are received by an insurance company will be voted by the insurance company in the same proportions as those for which instructions are received.

                                            By order of the Board of Directors
                                            of each Fund,
                                            KEVIN J. CARR
                                            Secretary

June 6, 2002

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROVIDE YOUR VOTING INSTRUCTIONS OR GRANT YOUR PROXY OVER THE INTERNET OR BY SIGNING, DATING, AND RETURNING THE ENCLOSED VOTING INSTRUCTION FORM(S) OR PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                               HARTFORD HLS FUNDS

                              200 Hopmeadow Street
                               Simsbury, CT 06089

                    HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                  HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                        HARTFORD GLOBAL HEALTH HLS FUND
                      HARTFORD GLOBAL TECHNOLOGY HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                            HARTFORD VALUE HLS FUND
                 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                            HARTFORD FOCUS HLS FUND
                            HARTFORD GROWTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                      HARTFORD GROWTH AND INCOME HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                     (SERIES OF HARTFORD SERIES FUND, INC.)

                  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
                         HARTFORD INDEX HLS FUND, INC.
              HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
                         HARTFORD MIDCAP HLS FUND, INC.
                     HARTFORD SMALL COMPANY HLS FUND, INC.
                         HARTFORD STOCK HLS FUND, INC.
                        HARTFORD ADVISERS HLS FUND, INC.
                    HARTFORD GLOBAL ADVISERS HLS FUND, INC.
                          HARTFORD BOND HLS FUND, INC.
                  HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                      HARTFORD MONEY MARKET HLS FUND, INC.

                                PROXY STATEMENT

     The Board of Directors of each of the Hartford HLS Funds listed above (the "Funds" and each a "Fund") is soliciting the enclosed voting instruction form(s) or proxies in connection with a Special Meeting of Shareholders (the "Meeting") of the Funds to be held at 10:00 a.m., Eastern time, at the offices of HL Investment Advisors, LLC ("HL Advisors") at 200 Hopmeadow Street, Simsbury, Connecticut 06089 on July 16, 2002, and any adjournment of the Meeting. The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record as of the close of business on May 9, 2002 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjourned session. This Proxy Statement, the Notice, and the voting instruction forms or proxies were first mailed on or about June 6, 2002.

     This Proxy Statement is being furnished to owners of variable annuity contracts and variable life insurance policies ("Contract Owners") who have allocated value under their variable annuity contracts and variable life insurance policies ("Variable Contracts") to separate accounts sponsored by their insurance companies (the "Separate Accounts"). The Separate Accounts invest in the Funds in accordance with the instructions received from Contract Owners. Contract Owners are indirectly invested in the Funds through the Separate Accounts and have the right to instruct their insurance companies how to vote shares of the Funds attributable to their Variable Contracts. This Proxy Statement may also be furnished to participants in retirement plans ("Plan Participants") whose assets have been invested in one or more of the Funds.

     If you execute and return your voting instruction form, but do not provide voting instructions, your insurance company will vote the shares attributable to you in accordance with the recommendations of the Board of Directors. Your insurance company will vote any shares for which it does not receive a voting instruction form, and any shares which it holds for its own account, in proportionately the same manner as shares for which it has received voting instructions.

     If you, by virtue of ownership of a Variable Contract, beneficially own shares of more than one Fund, you should provide voting instructions for each Fund of which you are a beneficial owner. For example, if you beneficially own shares of both the Hartford Capital Appreciation HLS Fund and the Hartford Dividend and Growth HLS Fund, you should sign and return the enclosed voting instruction forms for each of those Funds. A DIFFERENT VOTING INSTRUCTION FORM IS ENCLOSED FOR EACH FUND OF WHICH YOU ARE A BENEFICIAL OWNER. IF YOU PROVIDE YOUR VOTING INSTRUCTIONS BY MAIL, YOU SHOULD SIGN AND RETURN EACH OF THESE FORMS.

     If you own shares beneficially through a retirement plan, you should contact the plan sponsor, trustee, or other administrator for information regarding your right to provide instructions as to the voting of Fund shares. If you are a retirement plan sponsor, trustee, or other administrator and are authorized to vote shares held by a retirement plan, please complete the enclosed proxy card(s) and return them in the enclosed envelope.

     In order for the shareholder meeting to go forward in respect of any Fund, there must be a quorum. This means that at least a majority of a Fund's shares eligible to vote must be represented at the meeting either in person or by proxy. Because Hartford Life Insurance Company ("HLIC") and its affiliates are the majority shareholders of each of the Funds, their presence at the Meeting in person or proxy will meet the quorum requirement. If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, an insurance company may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. A shareholder vote may be taken for one or more of the Proposals in this Proxy Statement prior to any adjournment provided that there is a quorum. All Proposals receiving a sufficient number of votes for approval prior to any adjournment shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

     You may revoke your voting instructions as to any proposal up until the voting on that proposal is completed by giving written notice to your insurance company prior to the Meeting (which will be effective when received by your insurance company), by executing and returning to your insurance company a later dated form (which will be effective when received by your insurance company), or by attending the Meeting and providing instructions in person, or by providing new voting instructions over the Internet. You may revoke or change your proxy at any time before it is exercised, by sending or delivering a written revocation to the Secretary of the Fund (which will be effective when received by the Secretary), by properly executing a later-dated proxy (which will be effective when received by the Secretary), by attending the Meeting, requesting return of your proxy, and voting in person, or by granting a new proxy over the Internet. If you provide voting instructions or a proxy over the Internet, your most current Internet voting instructions or proxy will be the voting instructions or proxy counted at the Meeting. If you need a new voting instruction form, please call the Funds at 1-800-862-6668, and a new form will be sent to you.

     Shares represented by duly executed proxies will be voted in accordance with the specifications made, as will shares as to which voting instructions provide such a specification. If no specification is made, shares will be voted in accordance with the recommendations of the applicable Board of Directors.

     The following table summarizes the voting on the proposals:

                                    TABLE 1

                                     PROPOSAL            SHAREHOLDERS ENTITLED TO VOTE
                                     --------            -----------------------------
Proposal I................  Election of Directors        Shareholders of each of the
                                                         following companies, voting
                                                         separately by company:
                                                         Hartford Capital Appreciation
                                                         HLS Fund, Inc.; Hartford
                                                         Dividend and Growth HLS Fund,
                                                         Inc.; Hartford Index HLS
                                                         Fund, Inc.; Hartford
                                                         International Opportunities
                                                         HLS Fund, Inc.; Hartford
                                                         Midcap HLS Fund, Inc.;
                                                         Hartford Small Company HLS
                                                         Fund, Inc.; Hartford Stock
                                                         HLS Fund, Inc.; Hartford
                                                         Advisers HLS Fund, Inc.;
                                                         Hartford Global Advisers HLS
                                                         Fund, Inc.; Hartford Bond HLS
                                                         Fund, Inc.; Hartford Mortgage
                                                         Securities HLS Fund, Inc.;
                                                         Hartford Money Market HLS
                                                         Fund, Inc.; Hartford Series
                                                         Fund, Inc. (collectively, the
                                                         "Companies" and each a
                                                         "Company")

Proposal II...............  A(i). Proposal to revise     Shareholders of each Fund
                            the fundamental policy       voting separately by Fund.
                            regarding the issuing of
                            senior securities.

                            A(ii). Proposal to revise    Shareholders of each Fund
                            the fundamental policy       voting separately by Fund.
                            regarding the borrowing of
                            money.

                            B. Proposal to revise the    Shareholders of each Fund
                            fundamental policy           voting separately by Fund,
                            regarding investment         except the following Funds:
                            concentrations within a      Hartford Global
                            particular industry.         Communications HLS Fund,
                                                         Hartford Global Financial
                                                         Services HLS Fund, Hartford
                                                         Global Health HLS Fund and
                                                         Hartford Global Technology
                                                         HLS Fund.

                                     PROPOSAL            SHAREHOLDERS ENTITLED TO VOTE
                                     --------            -----------------------------
                            C. Proposal concerning       Shareholders of the following
                            fundamental policy           Funds voting separately by
                            regarding investments        the Fund:
                            within certain industries.   Hartford Global
                                                         Communications HLS Fund,
                                                         Hartford Global Financial
                                                         Services HLS Fund, Hartford
                                                         Global Health HLS Fund and
                                                         Hartford Global Technology
                                                         HLS Fund.

                            D. Proposal to revise the    Shareholders of each Fund
                            fundamental policy           voting separately by Fund.
                            regarding the making of
                            loans.

                            E. Proposal to revise the    Shareholders of each Fund
                            fundamental policy           voting separately by Fund.
                            regarding the underwriting
                            of securities.

                            F. Proposal to revise the    Shareholders of each Fund
                            fundamental policy           voting separately by Fund.
                            regarding investments in
                            real estate or interests
                            therein.

                            G. Proposal to revise the    Shareholders of each Fund
                            fundamental policy           voting separately by Fund.
                            regarding purchases and
                            sales of commodities and
                            commodities contracts.

                            H. Proposal to eliminate     Shareholders of each Fund
                            the fundamental policy       voting separately by Fund,
                            regarding the                except the following Funds:
                            diversification of           Hartford Global
                            investments.                 Communications HLS Fund,
                                                         Hartford Global Financial
                                                         Services HLS Fund, Hartford
                                                         Global Health HLS Fund,
                                                         Hartford Global Technology
                                                         HLS Fund and Hartford Focus
                                                         HLS Fund.

                                     PROPOSAL            SHAREHOLDERS ENTITLED TO VOTE
                                     --------            -----------------------------
Proposal III..............  Proposal to convert the      Shareholders of each of the
                            investment objectives of     following Funds, voting
                            certain Funds from           separately by Fund:
                            fundamental to non-          Hartford Advisers HLS Fund,
                            fundamental.                 Hartford Bond HLS Fund,
                                                         Hartford Capital Appreciation
                                                         HLS Fund, Hartford Dividend
                                                         and Growth HLS Fund, Hartford
                                                         Global Health HLS Fund,
                                                         Hartford Global Leaders HLS
                                                         Fund, Hartford Global
                                                         Technology HLS Fund, Hartford
                                                         Growth and Income HLS Fund,
                                                         Hartford High Yield HLS Fund,
                                                         Hartford Index HLS Fund,
                                                         Hartford Global Advisers HLS
                                                         Fund, Hartford International
                                                         Opportunities HLS Fund,
                                                         Hartford MidCap HLS Fund,
                                                         Hartford Money Market HLS
                                                         Fund, Hartford Mortgage
                                                         Securities HLS Fund, Hartford
                                                         Small Company HLS Fund and
                                                         Hartford Stock HLS Fund.

Proposal IV...............  Proposal to reorganize       Shareholders of each of the
                            certain Funds from a         following Funds, voting
                            Maryland corporation into    separately by Fund:
                            new series of Hartford       Hartford Capital Appreciation
                            Series Fund, Inc., a         HLS Fund, Inc., Hartford
                            Maryland corporation.        Dividend and Growth HLS Fund,
                                                         Inc., Hartford Index HLS
                                                         Fund, Inc., Hartford
                                                         International Opportunities
                                                         HLS Fund, Inc., Hartford
                                                         Midcap HLS Fund, Inc.,
                                                         Hartford Small Company HLS
                                                         Fund, Inc., Hartford Stock
                                                         HLS Fund, Inc., Hartford
                                                         Advisers HLS Fund, Inc.,
                                                         Hartford Global Advisers HLS
                                                         Fund, Inc., Hartford Bond HLS
                                                         Fund, Inc., Hartford Mortgage
                                                         Securities HLS Fund, Inc. and
                                                         Hartford Money Market HLS
                                                         Fund, Inc.

     The number of shares of each Fund outstanding on the Record Date is listed on Table 2, below.

                                    TABLE 2

                                                          SHARES
FUND                                                    OUTSTANDING
----                                                    -----------
Hartford Capital Appreciation HLS Fund...............  2,327,284,825
Hartford Dividend and Growth HLS Fund................    294,605,150
Hartford Index HLS Fund..............................    730,970,308
Hartford International Opportunities HLS Fund........    976,220,456
Hartford MidCap HLS Fund.............................    912,093,728
Hartford Small Company HLS Fund......................    648,281,255
Hartford Stock HLS Fund..............................  1,686,833,597
Hartford Advisers HLS Fund...........................  5,471,398,152
Hartford Global Advisers HLS Fund....................    332,781,497
Hartford Bond HLS Fund...............................  1,607,770,311
Hartford Mortgage Securities HLS Fund................    419,056,858
Hartford Money Market HLS Fund.......................  2,109,104,735
Hartford Global Communications HLS Fund..............     17,945,983
Hartford Global Financial Services HLS Fund..........     24,323,247
Hartford Global Health HLS Fund......................    191,991,008
Hartford Global Technology HLS Fund..................    240,876,223
Hartford International Capital Appreciation HLS
  Fund...............................................     27,519,181
Hartford Value HLS Fund..............................     93,547,685
Hartford International Small Company HLS Fund........     12,494,143
Hartford MidCap Value HLS Fund.......................    281,972,106
Hartford Focus HLS Fund..............................     56,455,030
Hartford Growth HLS Fund.............................        453,526
Hartford Global Leaders HLS Fund.....................    559,521,720
Hartford Growth and Income HLS Fund..................    602,937,842
Hartford High Yield HLS Fund.........................    235,529,644

     Each shareholder is entitled to one vote for each share owned on the Record Date. Fractional shares will be voted proportionally. None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting or appraisal rights.

     HL Advisors is the investment adviser of each Fund. Its address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Securities Distribution Company is the principal underwriter for each Fund. Its address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Investment Management Company ("HIMCO") is the sub-adviser for the Hartford Index

HLS Fund, the Hartford Mortgage Securities HLS Fund, the Hartford Bond HLS Fund, the Hartford High Yield HLS Fund, and the Hartford Money Market HLS Fund. HIMCO's address is 55 Farmington Avenue, Hartford, Connecticut 06105. Wellington Management Company is the sub-adviser for the remaining Funds. Its address is 75 State Street, Boston, Massachusetts 02109.

     THE FUNDS' MOST RECENT ANNUAL REPORTS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE CONTACT HARTFORD HLS FUNDS, C/O INDIVIDUAL ANNUITY SERVICES, P.O. BOX 5085, HARTFORD, CT 06102-5085 OR CALL 1-800-862-6668, AND A REPORT WILL BE SENT BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

     Please be sure to read the entire Proxy Statement before casting your vote.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

     The Board of Directors of each Company has fixed the number of Directors for that Company at nine and is recommending that shareholders approve the election of nine nominees for Director. Of these, seven currently serve as Directors of the Companies: Winifred Ellen Coleman, Duane E. Hill, William Atchison O'Neill, Millard Handley Pryor, Jr., John Kelley Springer, Lowndes Andrew Smith, and David M. Znamierowski. The other two nominees, Phillip O. Peterson and Robert M. Gavin, are currently directors of other Hartford-affiliated mutual funds. Each nominee for election has consented to serve as Director if elected.

     The Nominating Committee of the Board of Directors of each Company has reviewed and approved the nomination of each nominee. The Board of Directors of each Company, in turn, has approved the nominations and is recommending that shareholders vote in favor of each nominee.

     Biographical data for each of the nominees is set forth below, together with information concerning the current officers of the Companies. If elected, each Director will serve until his or her death, resignation, or retirement or until the next annual meeting, if any, and his or her successor is elected and qualifies.

     The mailing address of each nominee is: c/o Secretary, Hartford Series Fund, Inc., 55 Farmington Avenue, Hartford, Connecticut 06105.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                               POSITION     TERM OF                           IN FUND         OTHER
                                 HELD     OFFICE* AND       PRINCIPAL         COMPLEX     DIRECTORSHIPS
                               WITH THE    LENGTH OF   OCCUPATION(S) DURING   OVERSEEN       HELD BY
NAME AND AGE                   COMPANIES  TIME SERVED      LAST 5 YEARS      BY NOMINEE      NOMINEE
------------                   ---------  -----------  --------------------  ----------   -------------
Winifred Ellen Coleman.......  Director   Since 1995   Ms. Coleman has           48       N/A
  (age 69)                                             served as President
                                                       of Saint Joseph
                                                       College since 1991
                                                       and President of
                                                       Cashel House, Ltd.
                                                       (retail) since 1985.

Dr. Robert M. Gavin..........  N/A        New Nominee  Mr. Gavin is an           24       Mr. Gavin
  (age 61)                                             educational                        is a Director
                                                       consultant. Prior to               of Systems
                                                       September 1, 2001,                 & Computer
                                                       he was President of                Technology
                                                       Cranbrook Education                Corporation.
                                                       Community; and prior
                                                       to July 1996, he was
                                                       President of
                                                       Macalester College,
                                                       St. Paul, MN.

Duane E. Hill................  Director   Since 2001   Mr. Hill is Partner       48       N/A
  (age 56)                                             Emeritus and a
                                                       founding partner of
                                                       TSG Capital Group, a
                                                       private equity
                                                       investment firm that
                                                       serves as sponsor
                                                       and lead investor in
                                                       leveraged buyouts of
                                                       middle market
                                                       companies. Mr. Hill
                                                       is also a Partner of
                                                       TSG Ventures L.P., a
                                                       private equity
                                                       investment company
                                                       that invests
                                                       primarily in
                                                       minority-owned small
                                                       businesses. Mr. Hill
                                                       currently serves as
                                                       Chairman of the City
                                                       of Stamford, CT
                                                       Planning Board and a
                                                       director of the
                                                       Stamford Cultural
                                                       Development
                                                       Corporation.

William Atchison O'Neill.....  Director   Since 1992   The Honorable             48       N/A
  (age 71)                                             William A. O'Neill
                                                       served as Governor
                                                       of the State of
                                                       Connecticut from
                                                       1980 until 1991. He
                                                       is presently
                                                       retired.

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                               POSITION     TERM OF                           IN FUND         OTHER
                                 HELD     OFFICE* AND       PRINCIPAL         COMPLEX     DIRECTORSHIPS
                               WITH THE    LENGTH OF   OCCUPATION(S) DURING   OVERSEEN       HELD BY
NAME AND AGE                   COMPANIES  TIME SERVED      LAST 5 YEARS      BY NOMINEE      NOMINEE
------------                   ---------  -----------  --------------------  ----------   -------------
Phillip O. Peterson..........  N/A        New Nominee  Mr. Peterson is a         24       N/A
  (age 57)                                             mutual fund industry
                                                       consultant. He was a
                                                       Partner of KPMG LLP
                                                       through June 1999.

Millard Handley Pryor,         Director   Since 1977   Mr. Pryor has served      48       Mr. Pryor is
 Jr. ........................                          as Managing Director               a Director of
  (age 68)                                             of Pryor & Clark                   Infodata
                                                       Company (real estate               Systems, Inc.
                                                       investment),                       (software
                                                       Hartford,                          company) and
                                                       Connecticut, since                 CompuDyne
                                                       June, 1992.                        Corporation
                                                                                          (security
                                                                                          products and
                                                                                          services).

John Kelley Springer.........  Director   Since 1978   Mr. Springer served       48       N/A
  (age 70)                                             as Chairman of
                                                       MedSpan, Inc.
                                                       (health maintenance
                                                       organization) until
                                                       March 2002.

NOMINEES FOR ELECTION AS INTERESTED DIRECTORS

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                               POSITION     TERM OF                           IN FUND         OTHER
                                 HELD     OFFICE* AND       PRINCIPAL         COMPLEX     DIRECTORSHIPS
                               WITH THE    LENGTH OF   OCCUPATION(S) DURING   OVERSEEN       HELD BY
NAME AND AGE                   COMPANIES  TIME SERVED      LAST 5 YEARS      BY NOMINEE      NOMINEE
------------                   ---------  -----------  --------------------  ----------   -------------
Lowndes Andrew Smith**.......  Director   Since 1996   Mr. Smith served as       48       N/A
  (age 62)                     and                     Vice Chairman of
                               Chairman                Hartford Financial
                                                       Services Group, Inc.
                                                       ("The Hartford")
                                                       from February 1997
                                                       to January 2002, as
                                                       President and Chief
                                                       Executive Officer of
                                                       Hartford Life,
                                                       Inc.("Hartford
                                                       Life") from February
                                                       1997 to January
                                                       2002, and as
                                                       President and Chief
                                                       Operating Officer of
                                                       Hartford Life
                                                       Insurance Company
                                                       from January 1989 to
                                                       January 2002.

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                               POSITION     TERM OF                           IN FUND         OTHER
                                 HELD     OFFICE* AND       PRINCIPAL         COMPLEX     DIRECTORSHIPS
                               WITH THE    LENGTH OF   OCCUPATION(S) DURING   OVERSEEN       HELD BY
NAME AND AGE                   COMPANIES  TIME SERVED      LAST 5 YEARS      BY NOMINEE      NOMINEE
------------                   ---------  -----------  --------------------  ----------   -------------
David M. Znamierowski***.....  President  Since 1999   Mr. Znamierowski          71       N/A
  (age 41)                     and                     currently serves as
                               Director                President of HIMCO
                                                       and Senior Vice
                                                       President, Chief
                                                       Investment Officer
                                                       and Director of
                                                       Investment Strategy
                                                       for Hartford Life.
                                                       Mr. Znamierowski is
                                                       also a Managing
                                                       Member and Senior
                                                       Vice President of
                                                       Hartford Investment
                                                       Financial Services,
                                                       LLC ("HIFSCO") and
                                                       HL Advisors. In
                                                       addition, Mr.
                                                       Znamierowski is the
                                                       Group Senior Vice
                                                       President and Chief
                                                       Investment Officer
                                                       for The Hartford.

---------------
* Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of stockholders, if any, and his or her successor is elected and qualifies. Mr. O'Neill is expected to retire from the Boards of Directors in August 2002.

** Mr. Smith is an "interested" Director due to the positions he held with The Hartford until January 2002, and because of his holdings of The Hartford's stock.

*** Mr. Znamierowski is an "interested" Director due to the positions he holds with HIMCO and affiliates, and because of his holdings of The Hartford's stock.

OFFICERS

                              POSITION     TERM OF
                                HELD     OFFICE* AND
                              WITH THE    LENGTH OF        PRINCIPAL OCCUPATION(S) DURING
NAME, AGE AND ADDRESS         COMPANIES  TIME SERVED                PAST 5 YEARS
---------------------         ---------  -----------  -----------------------------------------
Kevin J. Carr...............  Vice       Since 1996   Mr. Carr has served as Assistant General
  (age 47)                    President               Counsel since 1999, Counsel since
  55 Farmington Avenue        and                     November 1996 and Associate Counsel since
  Hartford, CT 06105          Secretary               November 1995, of The Hartford.

                              POSITION     TERM OF
                                HELD     OFFICE* AND
                              WITH THE    LENGTH OF        PRINCIPAL OCCUPATION(S) DURING
NAME, AGE AND ADDRESS         COMPANIES  TIME SERVED                PAST 5 YEARS
---------------------         ---------  -----------  -----------------------------------------

Tamara Fagely...............  Vice       Since 2002   Ms. Fagely has been Vice President of
  (age 43)                    President,              Hartford Administrative Services Company
  500 Bielenberg Drive        Assistant               ("HASCO") since 1998. Prior to 1998, she
  Woodbury, MN 55125          Controller              was Second Vice President of HASCO. She
                              and                     also has served as Assistant Vice
                              Assistant               President of Hartford Life Insurance
                              Treasurer               Company since December 2001.

Bruce Ferris................  Vice       Since 2002   Mr. Ferris serves as Vice President and a
  (age 46)                    President               director of sales and marketing in the
  P.O. Box 2999                                       Investment Products Division of Hartford
  Hartford, CT 06104-2999                             Life Insurance Company.

George Richard Jay..........  Vice       Since 1996   Mr. Jay has served as Secretary and
  (age 49)                    President,              Director, Life and Equity Accounting and
  P.O. Box 2999               Controller              Financial Control, of Hartford Life
  Hartford, CT 06104-2999     and                     Insurance Company since 1987.
                              Treasurer

Ryan Johnson................  Vice       Since 2002   Mr. Johnson has served as Vice President
  (age 41)                    President               and a director of sales and marketing in
  P.O. Box 2999                                       the Investment Products Division of
  Hartford, CT 06104-2999                             Hartford Life Insurance Company since
                                                      1999. Previously he was with Guardian
                                                      Insurance Company in New York, New York.

Stephen T. Joyce............  Vice       Since 2000   Mr. Joyce currently serves as Senior Vice
  (age 42)                    President               President and director of investment
  P. O. Box 2999                                      products management for Hartford Life
  Hartford, CT 06104-2999                             Insurance Company. Previously he served
                                                      as Vice President (1997-1999) and
                                                      Assistant Vice President (1994-1997) of
                                                      Hartford Life Insurance Company.

David N. Levenson...........  Vice       Since 2000   Mr. Levenson serves as Senior Vice
  (age 35)                    President               President of Hartford Life Insurance
  P.O. Box 2999                                       Company and is responsible for the
  Hartford, CT 06104-2999                             Company's mutual funds line of business
                                                      and its corporate retirement plans line
                                                      of business. Mr. Levenson joined The
                                                      Hartford in 1995. Mr. Levenson is also a
                                                      senior vice president of HIFSCO.

Thomas Michael Marra........  Vice       Since 1996   Mr. Marra is President and Chief
  (age 43)                    President               Operating Officer of Hartford Life. He is
  P.O. Box 2999                                       also a member of the Board of Directors
  Hartford, CT 06104-2999                             and a member of the Office of the
                                                      Chairman for The Hartford, the parent
                                                      company of Hartford Life. Named President
                                                      of Hartford Life in 2001 and COO in 2000,
                                                      Mr. Marra served as Executive Vice
                                                      President and Director of Hartford Life's
                                                      Investment Products Division from 1998 to
                                                      2000. He was head of the company's
                                                      Individual Life and Annuities Division
                                                      from 1994 to 1998 after being promoted to
                                                      Senior Vice President in 1994 and to
                                                      Executive Vice President in 1996. From
                                                      1990 to 1994, Mr. Marra was Vice
                                                      President and Director of Individual
                                                      Annuities. Mr. Marra is also a Managing
                                                      Member and Executive Vice President of
                                                      HIFSCO and HL Advisors.

                              POSITION     TERM OF
                                HELD     OFFICE* AND
                              WITH THE    LENGTH OF        PRINCIPAL OCCUPATION(S) DURING
NAME, AGE AND ADDRESS         COMPANIES  TIME SERVED                PAST 5 YEARS
---------------------         ---------  -----------  -----------------------------------------

John C. Walters.............  Vice       Since 2000   Mr. Walters serves as Executive Vice
  (age 39)                    President               President and Director of the Investment
  P.O. Box 2999                                       Products Division of Hartford Life
  Hartford, CT 06104-2999                             Insurance Company. Previously Mr. Walters
                                                      was with First Union Securities and its
                                                      predecessor from 1984 to 2000. Mr.
                                                      Walters is also a Managing Member and
                                                      Executive Vice President of HIFSCO and HL
                                                      Advisors.

David M. Znamierowski.......  President  Since 1999   See information under "Nominees for
  (age 41)                    and                     Election as Interested Directors" above.
  55 Farmington Avenue        Director
  Hartford, CT 06105

---------------
* Each officer serves at the pleasure of the Board of Directors.

     CERTAIN INFORMATION REGARDING DIRECTORS AND OFFICERS. Messrs. Peterson and Gavin are also directors of Fortis Securities, Inc., a closed-end registered investment company, Hartford HLS Series Fund II, Inc., an open-end registered investment company, and The Hartford Mutual Funds II, Inc., an open-end registered investment company. All other non-interested Directors of the Companies are non-interested directors of one other registered investment company in the Fund Complex. All officers of the Companies named above are also officers of three other registered investment companies in the Fund Complex. David Znamierowski is a Director and officer of four other registered investment companies in the Fund Complex. Lowndes Smith is a Director of one other registered investment company in the Fund Complex.

     The Companies' Articles of Incorporation do not provide for the annual election of directors unless specifically required by the Investment Company Act of 1940, as amended (the "1940 Act"), or Maryland law. However, in accordance with the 1940 Act, (i) the Companies will hold a shareholders' meeting for the election of Directors at such time as less than a majority of the Directors holding office has been elected by the shareholders and (ii) a vacancy among the Directors may be filled by the remaining Directors only if, immediately after such vacancy is filled, at least two-thirds of the Directors holding office shall have been elected by the shareholders.

     The full Board of Directors met eight times during the fiscal year ended December 31, 2001. During such fiscal year, each incumbent Director attended at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of which he was a member that were held while he was serving on the Board of Directors or on such committee.

     STANDING COMMITTEES. The Boards of Directors of the Companies have established an Audit Committee and a Nominating Committee for each

Company. Each Committee is made up of those Directors who are not "interested persons" of the Funds. The Audit Committee (i) oversees the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversees the quality and objectivity of the Funds' financial statements and the independent audit thereof, and (iii) acts as a liaison between the Funds' independent auditors and the full Boards of Directors. The Nominating Committee screens and selects candidates to the Boards of Directors. Any recommendations for nominees should be directed to the Secretary of the applicable Company, who will then forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. The Audit Committee and Nominating Committee for each Fund met two times during the fiscal year ended December 31, 2001.

     If the nominees to each Board of Directors are elected, the composition of the Companies' standing committees will likely change.

     INDEPENDENT ACCOUNTANTS. On April 30, 2002, Ernst & Young LLP was selected as independent accountants for each Fund's current fiscal year; on that date, Arthur Andersen LLP's engagement as independent accountants for the Funds was terminated. The determination to retain Ernst & Young LLP and to terminate Arthur Andersen LLP's engagement was made by the Board of Directors, upon the recommendation of the Audit Committee. The action was not the result of any disagreement or difference of opinion between the Funds or their management and Arthur Andersen LLP, nor had there been any such disagreements or differences of opinion during the past two fiscal years of the Funds. Each opinion expressed by Arthur Andersen LLP on the financial statements of the Funds during the last two fiscal years was unqualified. It is not expected that representatives of Ernst & Young LLP will be present at the Meeting.

     Audit Fees. For the fiscal year ending December 31, 2001, the approximate aggregate fee paid to Arthur Andersen LLP for professional services rendered for the audit of the annual financial statements for the Funds was $332,400.

     All Other Fees. In fiscal 2001, The Hartford and its affiliates paid approximately $131,000 to Ernst & Young LLP for non-audit services. In selecting Ernst & Young LLP as the independent accountants for the Funds, the Board of Directors considered that Ernst & Young LLP has provided, and may in the future provide, services to The Hartford and its affiliates.

     HOLDINGS AND REMUNERATION OF DIRECTORS. The following table discloses the dollar range of equity securities beneficially owned by each nominee to the Board of Directors (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Director within the same family of investment companies.

                                    TABLE 3

                                                                                 AGGREGATE DOLLAR RANGE
                                                                                 OF EQUITY SECURITIES IN
                                                                                     ALL REGISTERED
                                                                                  INVESTMENT COMPANIES
                                                                                 OVERSEEN BY DIRECTOR IN
                                                                                  FAMILY OF INVESTMENT
NAME OF DIRECTOR OR NOMINEE       DOLLAR RANGE OF EQUITY SECURITIES IN FUNDS*           COMPANIES
---------------------------     -----------------------------------------------  -----------------------
Winifred Ellen Coleman........  None                                             Over $100,000
Robert M. Gavin...............  None                                             $10,001-$50,000
Duane E. Hill.................  None                                             None
William Atchison O'Neill......  None                                             $10,001-$50,000
Philip O. Peterson............  None                                             None
Millard H. Pryor..............  None                                             $50,001-$100,000
Lowndes A. Smith..............  Over $100,000 -- Hartford Advisers HLS Fund,
                                Inc.
                                Over $100,000 -- Hartford Capital Appreciation
                                HLS Fund, Inc.
                                $1-$10,000 -- Hartford Index HLS Fund, Inc.
                                $1-$10,000 -- Hartford Small Company HLS Fund,
                                Inc.
                                $1-$10,000 -- Hartford MidCap HLS Fund, Inc.
                                $10,001-$50,000 -- Hartford International         Over $100,000
                                Opportunities HLS Fund, Inc.
                                $10,001-$50,000 -- Hartford Bond HLS Fund, Inc.
                                $1-$10,000 -- Hartford Stock HLS Fund, Inc.
                                $1-$10,000 -- Hartford Mortgage Securities HLS
                                Fund, Inc.
                                Over $100,000 -- Hartford Money Market HLS
                                Fund, Inc.
John K. Springer..............  $1-$10,000 -- Hartford Capital Appreciation HLS
                                Fund, Inc.
                                $10,001-$50,000 -- Hartford Dividend and Growth
                                HLS Fund, Inc.
                                $50,001-$100,000 -- Hartford Advisers HLS Fund,
                                Inc.                                              Over $100,000
                                $50,001-$100,000 -- Hartford Stock HLS Fund,
                                Inc.
David M. Znamierowski.........  None                                             $10,001-$50,000

---------------
* The valuation date for purposes of this Table 3 is May 9, 2002.

     The Companies do not pay salaries or compensation to any of their officers or Directors who are employed by The Hartford. The chart below sets forth the compensation paid by the Funds and the Fund Complex for the fiscal year ended December 31, 2001 to the non-interested Directors who are nominees for reelection.

                                    TABLE 4

                                               PENSION OR                           TOTAL COMPENSATION
                            AGGREGATE      RETIREMENT BENEFITS   ESTIMATED ANNUAL     FROM THE FUNDS
                           COMPENSATION    ACCRUED AS PART OF     BENEFITS UPON      AND FUND COMPLEX
NAME OF PERSON, POSITION  FROM THE FUNDS      FUND EXPENSES         RETIREMENT      PAID TO DIRECTORS*
------------------------  --------------   -------------------   ----------------   ------------------
Winifred E. Coleman,
  Director.............     $59,200.00             $0                   $0              $74,000.00
Duane E. Hill,**
  Director.............     $10,400.00             $0                   $0              $13,000.00
William A. O'Neill,
  Director.............     $59,200.00             $0                   $0              $74,000.00
Millard H. Pryor,
  Director.............     $59,200.00             $0                   $0              $74,000.00
John K. Springer,
  Director.............     $59,200.00             $0                   $0              $74,000.00

---------------
 * As of December 31, 2001, 14 registered investment companies in the Fund Complex paid compensation to the Directors.

** Mr. Hill became a Director on September 24, 2001.

     Hartford Series Fund, Inc.'s Articles of Incorporation provide that the Company, to the fullest extent permitted or required by Maryland law and the federal securities laws, shall indemnify the directors and officers of the Company. The Articles of Incorporation for each of the other Funds provides that the Fund shall indemnify any director, officer, employee, or agent of the Fund provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, that he had no reasonable cause to believe his conduct was unlawful. The Companies' Articles of Incorporation do not protect any person against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence, or reckless disregard of such person's duties.

     To the knowledge of the Companies, as of May 9, 2002, the officers and Directors of the Companies as a group beneficially owned less than 1% of the outstanding shares of each Fund.

     RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE. The Directors of the Companies recommend that the shareholders vote for each nominee. A majority of the votes properly cast at the Meeting is required for the election of Directors. Shareholders of all Funds that are portfolios of Hartford Series Fund, Inc. shall vote as a single class for the Directors of that Company. Shareholders of the remaining Funds shall vote separately by Fund. Shareholders have no cumulative voting rights.

                                  PROPOSAL II

                   CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

     As described in the following proposals, HL Advisors has recommended to the Board of Directors of each Fund, and the Board of Directors of each Fund is recommending to shareholders, that fundamental investment policies be adopted, eliminated, or revised in respect of the Funds. The purpose of the proposals is in most cases to modernize the fundamental policies that are required under applicable law and to bring them in line with other fundamental policies in place, or expected to be put in place, for other Hartford mutual funds. No change in the Funds' investment strategies or approaches is expected as a result of the proposed changes to the Funds' fundamental investment policies. The Board of Directors of each Fund is recommending that shareholders approve each of the proposals.

BACKGROUND

     Each of the Funds has adopted certain "fundamental" investment policies. Fundamental investment policies or restrictions can be changed only by shareholder vote. Some of the Funds' fundamental investment policies were adopted in order to comply with the requirements of the 1940 Act. Others were adopted in the past in response to regulatory, business, or industry requirements or conditions that in many cases no longer prevail. The specific proposals, and HL Advisors' reasons for recommending them, are described below. Many of the proposed revised fundamental policies are the same as those that currently apply to, or are expected to be adopted by, other funds in the Hartford Fund Family.

     The effect of implementing these proposals should be to reduce the compliance burdens of monitoring, and ensuring compliance with, varying sets of fundamental policies -- some differing from each other by only a few words -- across the Hartford Fund Family.

     If shareholders of a Fund do not approve a proposal, the fundamental investment policy in question will remain in effect for that Fund, and the Board of Directors with respect to that Fund will determine any further appropriate steps to be taken.

PROPOSALS

Note: Appendix A to this Proxy Statement sets out the specific fundamental investment policies proposed to be added, eliminated, or revised, and the text of any proposed revision. The descriptions of the proposed additions, eliminations, and revisions set out below are qualified in their entirety by reference to Appendix A.

     A. (i) REVISION TO THE FUNDAMENTAL POLICY REGARDING THE ISSUING OF SENIOR SECURITIES.

        (ii) REVISION TO THE FUNDAMENTAL POLICY REGARDING THE BORROWING OF
             MONEY.

     If this proposal is approved by the shareholders of a Fund, the Fund's fundamental policies regarding borrowing money and issuing senior securities will be combined to read as follows:

          The Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

     With respect to restrictions on the issuing of senior securities and the borrowing of money, the Funds are currently classified into two groups, Group A and Group B.

            GROUP A                                 GROUP B
            -------                                 -------
Global Health HLS Fund            Global Communications HLS Fund
Global Technology HLS Fund        Global Financial Services HLS Fund
Capital Appreciation HLS Fund     Focus HLS Fund
Dividend and Growth HLS Fund      Growth HLS Fund
Global Leaders HLS Fund           Value HLS Fund
Growth and Income HLS Fund        MidCap Value HLS Fund
Index HLS Fund                    International Capital Appreciation HLS Fund
International Opportunities HLS   International Small Company HLS Fund
  Fund
MidCap HLS Fund
Small Company HLS Fund
Stock HLS Fund
Advisers HLS Fund
Global Advisers HLS Fund
Bond HLS Fund
High Yield HLS Fund
Mortgage Securities HLS Fund
Money Market HLS Fund

     Each of the Group A Funds is subject to fundamental policies prohibiting the Fund from (1) issuing senior securities and (2) borrowing money, except from banks and then only if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act.

     Each of the Group B Funds is subject to fundamental policies prohibiting the Fund from (1) issuing senior securities to the extent such issuance would violate applicable law and (2) borrowing money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) purchase securities on margin to the extent permitted by applicable law, and (e) engage in transactions in mortgage dollar rolls which are accounted for as financings.

     The 1940 Act generally permits a mutual fund to borrow money from a bank in an amount equal to one-third of its total assets, including the amount borrowed. A mutual fund may engage in other types of transactions that create leverage, such as reverse repurchase agreements, if it complies with various regulatory requirements (for example, the segregation of assets). This proposal is recommended to clarify that each Fund has the ability to borrow money to the full extent consistent with law or regulatory interpretation. The proposal would eliminate the distinction between Group A and Group B Funds. If the proposal is approved by a Group A Fund, the Fund will be permitted to borrow money in any manner consistent with the 1940 Act, which may include the use of reverse repurchase agreements, purchases of securities on margin, and other leveraging techniques. Approval of the proposal by a Group B Fund is not expected to increase materially the Fund's ability to borrow money or engage in leverage transactions (although the specific 33.33% limitation will be eliminated).

     The proposed policy, like the existing policies, would permit a Fund to borrow money for the purpose of investing in additional securities. This practice, known as "leverage," would increase a Fund's market exposure and its risk. When a Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. The Fund would also incur interest expense on borrowed money. The extent to which a Fund borrows money and the amount it may borrow depends, in part, on market conditions and interest rates. Successful use of leverage would depend on the investment adviser's ability to predict market movements correctly.

     Each of the Funds is currently subject to a non-fundamental investment restriction prohibiting it from purchasing any security on margin (except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). That policy does not apply to margin arrangements in connection with futures contracts or related options. In addition, each Fund is subject to a non-fundamental policy prohibiting it from purchasing securities while outstanding borrowings exceed 5% of its total assets. Although these policies may be changed or eliminated by the Board of Directors of any Company without shareholder approval, the Boards of Directors of the Companies have no current intention of doing so. In addition, the Funds' investment adviser has no current intention of proposing any such change to that non-fundamental investment restriction.

     If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

     The Bylaws of certain of the Funds contain a provision to the effect that those Funds "may borrow up to a maximum of 33- 1/3 percent of the value of [their] total assets." A vote in favor of this proposal will also constitute a vote to amend the Bylaws of each such Fund to remove that provision.

     B. REVISION TO THE FUNDAMENTAL POLICY REGARDING INVESTMENT CONCENTRATIONS WITHIN A PARTICULAR INDUSTRY.

     (Not applicable to Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund or Hartford Global Technology HLS Fund.)

     Each Fund, with the exception of the Funds listed above, is subject to a fundamental policy providing that the Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. The fundamental policy states that this limitation does not apply to investments in U.S. government securities. If this proposal is approved by the shareholders of a Fund, the fundamental policy relating to the concentration of investments will be amended and restated as follows:

          The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     The proposed fundamental policy is substantially similar to the current policy and is proposed to standardize the fundamental polices among the Harford Fund Family. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

     A Fund that concentrates its investments in a particular industry or industries could be exposed to greater risk to the extent that the particular industry or industries in which it concentrates experience adverse changes, and it may be more volatile than one whose investments are more broadly distributed among industries.

     C. PROPOSAL CONCERNING FUNDAMENTAL POLICIES REGARDING INVESTMENTS WITHIN CERTAIN INDUSTRIES.

     (Applicable only to Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, and Hartford Global Technology HLS Fund (for the purposes of this subsection, collectively the "Funds" and each a "Fund")).

     Each of the Funds listed above focuses its investments in a particular industry sector. The Funds are currently managed in accordance with the following policies:

          The Hartford Global Communications HLS Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: telecommunication services and media.

          The Hartford Global Financial Services HLS Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: banks, diversified financials, and insurance.

          The Hartford Global Health HLS Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals, medical products, and health services.

          The Hartford Global Technology HLS Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: computers and computer equipment, software and computer services, electronics, and communication equipment.

     The Funds are proposing to formalize each of these policies as fundamental so that they may not be changed without a vote of shareholders of the affected Funds.

     It is also proposed that those policies for the Global Health HLS Fund and Global Technology HLS Fund be modified to reflect industry groupings more precisely. The modified policies would read as follows:

          The Hartford Global Health HLS Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products, and health services.

          The Hartford Global Technology HLS Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: technology hardware and equipment, software and computer services, commercial services and supplies, electronics, and communication equipment.

     A Fund that concentrates its investments in a particular industry or industries could be exposed to greater risk to the extent that the particular industry or industries in which it concentrates experience adverse changes, and it may be more volatile that one whose investments are more broadly distributed among industries.

     The Hartford Global Communications HLS Fund is subject to certain risks due to it investments in the communications sector. Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the Fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles, and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered.

     The Hartford Global Financial Services HLS Fund is subject to certain risks due to its investment in the financial services sector. Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge, and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance, and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

     The Hartford Global Health HLS Fund is subject to certain risks due to its investments in the health sector. Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the Fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of those securities and the Fund's overall performance. Companies in the biotechnology industry are subject to similar risks, and can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence, and government regulation.

     The Hartford Global Technology HLS Fund is subject to certain risks due to its investments in the technology sector. Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the Fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of securities of issuers in the sector. Issuers in the technology hardware and commercial services and supplies industries are subject to many of the same risks. In addition, issuers in the commercial services and supplies industries can be significantly affected by the ability to attract and retain skilled employees, and the risk that business organizations may seek alternative, cost-effective means to meet their needs.

     D. REVISION TO THE FUNDAMENTAL POLICY REGARDING THE MAKING OF LOANS.

     Each Fund has a fundamental investment restriction prohibiting it from making loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers, and other financial institutions, and (c) loans of cash or securities as permitted by applicable law. If shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding loans will be amended and restated as follows:

          The Fund will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

     The proposed fundamental policy is substantially similar to the one currently in place, and would impose no limitations on a Fund's lending other than those imposed by the 1940 Act and applicable regulation. The proposal is intended to standardize the fundamental policies among the Hartford Fund Family and to maximize the ability of a Fund to respond to regulatory changes.

     When a Fund makes a loan, it takes the risk that the person or entity to which it makes the loan will be unable or unwilling to repay the loan. Any such failure to repay a loan or any delay in repaying a loan would likely result in a loss to the Fund. When a Fund lends its portfolio securities to another party, the Fund has the potential to increase its current income while retaining the securities' potential for capital appreciation. Such loans are at all times secured by cash or other collateral and involve some risk to the Fund if the other party should default on its obligation to return the securities or to make related payments. If the other party should become involved in bankruptcy proceedings, the Fund may encounter a delay in recovery of or even a loss of rights in the collateral.

     If adopted by the shareholders of a Fund, this policy is not expected to change the Fund's investment practices or lending activities. Under current positions of the SEC staff, no Fund may lend securities with a value of greater than 33 1/3% of the value of the Fund's assets.

     E. REVISION TO THE FUNDAMENTAL POLICY REGARDING THE UNDERWRITING OF SECURITIES.

     Each Fund has a fundamental investment restriction prohibiting it from underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting. If the shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding underwriting will be amended and restated as follows:

          The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

     The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

     F. REVISION TO THE FUNDAMENTAL POLICY REGARDING INVESTMENTS IN REAL ESTATE OR INTERESTS THEREIN.

     Each Fund has a fundamental investment restriction prohibiting it from purchasing or selling real estate, except that it may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein (e.g., real estate investment trusts), (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (f) invest in real estate limited partnerships. If shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding investments in real estate and interests therein will be amended and restated as follows:

          The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

     The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

     To the extent a Fund holds real estate-related securities, it will be subject to the risks associated with the real estate market. These risks may include declines in the value of the real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the cost of obtaining financing, which may result in a decrease in the value of such investments. In addition, in order to enforce its rights in the event of a default of these securities, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase a Fund's operating expenses and adversely affect the Fund's net asset value. Moreover, direct investments in real estate as well as certain real estate-related investments are considered "illiquid" and are subject to the risks associated with illiquid assets. These risks include the possibility that a Fund may be unable to dispose of the asset at a time when it may be advantageous to do so and that the asset may be worth less than the price at which a Fund values it for the purpose of determining net asset value.

     G. REVISION TO THE FUNDAMENTAL POLICY REGARDING PURCHASES AND SALES OF COMMODITIES AND COMMODITIES CONTRACTS.

     Each Fund is subject to a fundamental policy providing that the Fund will not invest in commodities or commodity contracts, except that it may invest in currency and financial instruments and contracts that are commodities or commodity contracts. If this proposal is approved by the shareholders of a Fund, that Fund's fundamental policy relating to investments in commodities or commodities contracts will be amended and restated to read as follows:

          The Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

     The 1940 Act requires that a Fund state as a fundamental investment policy the extent to which it may engage in the purchase and sale of commodities. At the time the 1940 Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments, such as interest rate, currency, and securities index futures contracts, have been created which may be considered to be "commodities" for regulatory purposes.

     The proposed policy is recommended to standardize the fundamental policies across the Hartford Fund Family. None of the Funds intends to change its current practices with respect to investments in commodities.

     Each of the Funds is subject to a non-fundamental investment restriction prohibiting it from entering into a stock index futures contract, or acquiring related options, if initial margin deposits on the open futures position, plus the sum of premium payments for all unexpired options on stock index futures contracts, would exceed 5% of the Fund's total assets. Although this policy may be changed or eliminated by the Board of Directors of any Company without shareholder approval, the Boards of Directors have no current intention of doing so. In addition, the Funds' investment adviser has no current intention of proposing any such change to that non-fundamental investment restriction.

     The use by a Fund of financial futures contracts and other financial instruments (including those that would be permitted under the proposed policy) entails certain risks, including the risk that the Fund's investment adviser may be unable to forecast market and currency exchange rate movements correctly. Should markets or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the financial instruments or may realize losses and thus be in a worse position than if such financial instruments had not been used. In addition, the imperfect correlation between movements in the prices or values of financial instruments and movements in the prices of any securities or currencies hedged using such instruments or used for cover may result in unanticipated losses. A Fund's ability to dispose of or close out its positions in financial instruments will depend on the availability of liquid markets in such instruments. The Fund may be unable to dispose of a financial instrument, or otherwise to close out its position in a financial instrument, at a time or price its adviser considers desirable, and so may be unable to realize a gain on such a financial instrument or limit a loss on such a financial instrument at a desired time or price.

     H. ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING DIVERSIFICATION OF INVESTMENTS.

     (Not applicable to Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund and Hartford Focus HLS Fund (the "Non-Diversified Funds")).

     Each Fund, with the exception of the Non-Diversified Funds, is currently subject to a fundamental policy providing that, with respect to 75% of the Fund's total assets, the Fund will not purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     The elimination of this fundamental policy is proposed for administrative purposes only and is not intended to change the investment practices of any Fund. The elimination of the policy will not affect the classification of any Fund as a "diversified" investment company under Section 5(b)(1) of the 1940 Act.

     In order to be classified a "diversified" investment company under Section 5(b)(1) of the 1940 Act, an investment company must limit the amount of an issuer's voting securities it holds in accordance with that Section. Each Fund has adopted, as a fundamental policy, a restriction based on the current language of Section 5(b)(1). Although the 1940 Act requires that a fund be classified as either a diversified or a non-diversified company, it does not require that the diversification requirements be adopted as a fundamental policy. Each of the Funds, except the Non-Diversified Funds, is currently classified as a diversified fund under the 1940 Act. A change in the classification of a Fund as a diversified fund would require the approval of a majority of the outstanding shares of the Fund.

     The elimination of the current policy will allow a Fund to remain a diversified investment company despite any future amendments or changes to the definition of "diversified" investment company under Section 5(b)(1), without having to seek shareholder approval. In addition, this change is intended to reduce administrative burdens by eliminating a fundamental policy that is not required and is not expected to apply to other funds in the Hartford Fund Family.

     RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE. The Board of Directors of each Fund recommends that the shareholders vote for each proposed revision to or elimination of, the Funds' fundamental investment policies (Proposals
II.A. -- II.H.). Approval by a Fund of the foregoing proposals requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Abstentions will have the effect of negative votes on each matter set out in this Proposal II. Approval by the shareholders of any individual Fund of any of the individual items of this Proposal II will be effective regardless of the outcome of shareholder voting for that Fund in connection with any of the other items of this Proposal II or with any other Proposal contained herein.

                                  PROPOSAL III

      CONVERTING INVESTMENT OBJECTIVES FROM FUNDAMENTAL TO NON-FUNDAMENTAL

     The investment objectives of the following funds are fundamental and require shareholder approval prior to any change: Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford Global Advisers HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small

Company HLS Fund and Hartford Stock HLS Fund. For a listing of the current investment objective of each of these Funds, please see Appendix B.

     The Board of Directors of each of these Funds recommends converting the investment objective of each of these Funds from fundamental to non-fundamental. If shareholders of a Fund approve the conversion of a Fund's investment objective from fundamental to non-fundamental, the Board of Directors will have the flexibility to reword or change the substance of the investment objective without shareholder approval. The Board of Directors does not currently have any intention to change the investment objective of any of the Funds.

     The Board of Directors of each Fund believes that shareholders and contract holders will benefit from this proposed change by allowing the Board of Directors to revise the Fund's investment objective without incurring the time and costs associated with a shareholder vote. The Board of Directors of each Fund believes that this approach provides the Boards of Directors the necessary flexibility to respond to changes in applicable law and market conditions. This proposal is also recommended as an effort to conform to the practices of the other funds in the Hartford Fund Family.

     RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE. The Board of Directors of each Fund recommends that the shareholders vote for the proposal to convert the Fund's investment objective from fundamental to non-fundamental. Approval by a Fund of the foregoing proposal requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Abstentions will have the effect of negative votes on this Proposal III. Approval by the shareholders of any individual Fund of this Proposal III will be effective regardless of the outcome of shareholder voting for that Fund in connection with any of the other Proposals contained herein.

                                  PROPOSAL IV

                       REORGANIZATION OF CERTAIN FUNDS AS
                      SERIES OF HARTFORD SERIES FUND, INC.

     Each of Hartford Capital Appreciation HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Midcap HLS Fund, Inc., Hartford Small Company HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Global Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund,

Inc., and Hartford Money Market HLS Fund, Inc. (collectively the "Stand-Alone Funds" and each a "Stand-Alone Fund") is presently organized as a separate corporation under Maryland law and, as such, is currently operated as an independent legal entity. At the Meeting, shareholders of each Stand-Alone Fund will be asked to vote to reorganize the Fund as a series (a "New Fund" and collectively the "New Funds") of Hartford Series Fund, Inc., a single Maryland corporation (a "Reorganization" and collectively the "Reorganizations"). Each Reorganization would be effected pursuant to an Agreement and Plan of Reorganization (a "Reorganization Plan" or a "Plan"), the form of which is attached to this Proxy Statement as Appendix C. Your Board of Directors has unanimously approved the Reorganization Plan for your Fund. The proposed reorganizations will have no effect on the operations or management of your Fund.

     Like your Fund, Hartford Series Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The mailing address and telephone number of the principal office of Hartford Series Fund, Inc. are the same as those of your Fund.

     In connection with the proposed Reorganizations, New Funds will be established as series of Hartford Series Fund Inc. Each of the New Funds will have the same investment objective, investment strategies, techniques, and restrictions as the corresponding Stand-Alone Fund. Each Stand-Alone Fund will transfer all of its assets to the corresponding New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the Stand-Alone Fund's liabilities. The shares of the New Fund will then be distributed in complete liquidation to the Stand-Alone Fund's shareholders, who will then become shareholders of the New Fund. The Stand-Alone Fund will then be dissolved, and its legal existence terminated. In each Reorganization, the shareholders of a Stand-Alone Fund will receive shares of the corresponding New Fund of the same class (Class IA or Class IB) as, and having an aggregate net asset value equal to the aggregate net asset value of, the shares of the Stand-Alone Fund they hold on the date of the Reorganization.

     Hartford Series Fund, Inc. currently offers the following portfolios:
Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford Value HLS Fund, Hartford International Small Company HLS Fund, Hartford Midcap Value HLS Fund, Hartford Focus HLS Fund, Hartford Growth HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, and Hartford High Yield HLS Fund. If the Reorganization of your Fund is approved by the shareholders of your Fund, your Fund will become an additional portfolio of Hartford Series Fund, Inc.

REASONS FOR THE PROPOSED REORGANIZATION

     Your Fund's Board of Directors unanimously recommends reorganization of your Fund as a series of Hartford Series Fund, Inc. The Reorganizations are expected to consolidate and streamline the operations of the Funds and potentially reduce the Funds' operating expenses. Your Fund's Board of Directors has unanimously determined that the proposed Reorganization with respect to your Fund is in the best interests of the Fund, that the terms of the Reorganization are fair and reasonable, and that the interests of the shareholders and beneficial owners of the Fund will not be diluted as a result of the Reorganization.

SUMMARY OF THE REORGANIZATION PLANS

     Each Plan provides that a New Fund will acquire all of the assets of the corresponding Stand-Alone Fund in exchange for the assumption by the New Fund of all of the liabilities of the Stand-Alone Fund and for the issuance of the shares of the New Fund ("Reorganization Shares"), all as of the Exchange Date (defined in each Plan to be August 31, 2002 or such other date as may be agreed upon by the New Fund and the Stand-Alone Fund). The following discussion summarizes the important terms of the Reorganization Plan. The summary is qualified in its entirety by reference to the form of Agreement and Plan of Reorganization attached as Appendix C to this Proxy Statement. You should read the Reorganization Plan in its entirety.

     Each Stand-Alone Fund will sell all of its assets to the corresponding New Fund, and, in exchange, the New Fund will assume all of the liabilities of the Stand-Alone Fund and deliver to the Stand-Alone Fund (i) a number of full and fractional Class IA Reorganization Shares having an aggregate net asset value equal to the value of the net assets of the Stand-Alone Fund attributable to its Stand-Alone Class IA shares, and (ii) a number of full and fractional Class IB Reorganization Shares having an aggregate net asset value equal to the value of the net assets of the Stand-Alone Fund attributable to its Class IB shares. For a discussion of the tax consequences of the proposed Reorganization, see "Federal Income Tax Consequences," below.

     Immediately following the Exchange Date, each Stand-Alone Fund will distribute in complete liquidation to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Stand-Alone Fund, with Class IA Reorganization Shares being distributed to holders of Class IA shares of the Stand-Alone Fund and Class IB Reorganization Shares being distributed to holders of Class IB shares of the Stand-Alone Fund. As a result of the proposed transaction, each holder of Class IA and Class IB shares of the Stand-Alone Fund will receive a number of Class IA and Class IB Reorganization Shares equal in aggregate value at the

Exchange Date to the aggregate value of the Class IA and Class IB shares, respectively, of the Stand-Alone Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the corresponding New Fund in the names of the Stand-Alone Fund shareholders, each account representing the respective number of full and fractional Class IA and Class IB Reorganization Shares due such shareholder. Because the shares of the New Fund will not be represented by certificates, certificates for Reorganization Shares will not be issued. At the completion of the Reorganizations, all issued and outstanding shares of each Stand-Alone Fund will simultaneously be cancelled on the books of the Stand-Alone Fund. As promptly as practicable after the liquidation of each Stand-Alone Fund, each Stand-Alone Fund shall be dissolved and its legal existence terminated.

     The consummation of each Reorganization is subject to the conditions set forth in the Plan, any one of which may be waived. Each Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Stand-Alone Fund, prior to the Exchange Date, by mutual consent of the relevant Stand-Alone Fund and New Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

     All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Plans will be borne by the Funds.

     Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

REORGANIZATION SHARES

     Full and fractional Reorganization Shares will be issued to each Stand-Alone Fund's shareholders in accordance with the procedure under the Plan as described above. The Reorganization Shares are Class IA and Class IB shares of the New Fund, which will have substantially similar characteristics as the corresponding classes of Stand-Alone Fund shares.

OTHER MATTERS

     The investment objectives, policies, and restrictions of each Stand-Alone Fund, as amended pursuant to Proposals II and III (if approved by shareholders), will be adopted by each corresponding New Fund and will not change as a result of the Reorganizations.

     HL Advisors is currently the investment advisor to each of the Stand-Alone Funds pursuant to an investment advisory contract between the Stand-Alone Fund and HL Advisors. Following the reorganization, HL Advisors will continue as investment advisor for each New Fund pursuant to an investment advisory contract between Hartford Series Fund, Inc. and HL Advisors with respect to the New Fund that is substantially similar to the Stand-Alone Fund's existing investment advisory contract. Each Stand-Alone Fund, as the sole shareholder of each New Fund prior to the Stand-Alone Fund's Reorganization, will approve an investment advisory agreement between the New Fund and HL Advisors.

     Each of the Stand-Alone Funds and Hartford Series Fund, Inc. has entered into a distribution agreement with Hartford Securities Distribution Company ("Hartford Securities"). Following the Reorganizations, Hartford Securities will serve as the principal underwriter of each of the New Funds on substantially similar terms as it does currently with respect to the corresponding Stand-Alone Funds. In addition, each of the Stand-Alone Funds has adopted a distribution plan under Rule 12b-1 of the 1940 Act, pursuant to which the Fund compensates Hartford Securities for services provided, and expenses incurred, by Hartford Securities in connection with the distribution of the Fund's Class IB shares. The Board of Directors of Hartford Series Fund, Inc. has approved a substantially similar distribution plan for Class IB shares of each New Fund. Each Stand-Alone Fund, as the sole Class IB shareholder of the corresponding New Fund prior to the Stand-Alone Fund's Reorganization, will approve the distribution plan of the New Fund.

     Currently, the Board of Directors of each Stand-Alone Fund is comprised of the same seven directors as the Board of Directors of Hartford Series Fund, Inc. If Proposal I described herein is approved by the shareholders of each Company, the Board of Directors of each Stand-Alone Fund will be comprised of the same nine directors as the Board of Directors of Hartford Series Fund, Inc. and following the Reorganization there will be one Board of Directors for all of the Funds, comprised of these same nine directors. Each Stand-Alone Fund's officers are, and will continue to be after the Reorganization, officers of Hartford Series Fund, Inc.

STRUCTURE OF THE HARTFORD SERIES FUND, INC. AND THE NEW FUNDS

     Hartford Series Fund, Inc. has been established pursuant to its Articles of Incorporation and By-Laws under the laws of the State of Maryland. Hartford Series Fund, Inc. is an open-end investment company offering thirteen series of shares, each representing a Fund. Immediately prior to the Reorganization, the New Funds will have nominal assets and no liabilities and the sole holder of the outstanding shares of each New Fund will be the corresponding Stand-Alone Fund.

     Each of the Reorganization Shares will be fully paid and nonassessable by Hartford Series Fund, Inc. when issued, will be transferable without restriction, and will have no preemptive or conversion rights. Hartford Series Fund, Inc.'s Articles of Incorporation permit the Board of Directors to issue up to twelve billion shares and, without shareholder approval, to divide its shares into two or more series of shares representing separate investment portfolios and to further divide any such series into two or more classes of shares having such preferences and special or relative rights and privileges as the Directors may determine.

COMPARISON OF DIFFERENCES

     Because the shareholders of each Stand-Alone Fund will become shareholders of a single corporation, the voting power of a shareholder of a New Fund may be diluted. For example, after the Reorganization, shareholders of Hartford Series Fund, Inc. will vote together as a single class (not separately by Fund) on certain matters, such as the election of Directors. Although any such combined voting will be subject to requirements of the 1940 Act as to separate series or class voting rights, a shareholder's ability to influence the outcome of such votes may be reduced, as his or her vote may be aggregated with a greater number of other votes than if that shareholder had voted only with the other shareholders of his or her Fund.

     Because each Stand-Alone Fund and Hartford Series Fund, Inc. are Maryland corporations, the rights of securities holders and beneficial owners of each Stand-Alone Fund under state law are expected to remain substantially unchanged after the Reorganizations. However, there are a number of differences between the Funds' governing documents. For example, the provisions of Hartford Series Fund, Inc.'s Articles of Incorporation differ in some respects from those of the Stand-Alone Funds. As a result, certain rights of shareholders will change following the Reorganizations. (The Bylaws of Hartford Series Fund, Inc. and each of the Stand-Alone Funds are substantially similar, and each Stand-Alone Fund shareholder's rights under the Bylaws are expected to remain substantially unchanged after the Reorganizations.)

     The following is a summary of certain significant differences between each Stand-Alone Fund's Articles of Incorporation (the "Stand-Alone Articles") and Hartford Series Fund, Inc.'s Articles of Incorporation (the "Hartford Articles"). For additional information regarding all of the differences, shareholders of a Stand-Alone Fund should refer directly to such documents, copies of which may be obtained by contacting Hartford Series Fund, Inc. at its address listed on the cover of this Proxy Statement or by calling toll-free at 1-800-862-6668. Shareholders may also request copies of the relevant Bylaws.

     REDEMPTION BY COMPANY. Under the Stand-Alone Articles, each Stand-Alone Fund retains the right to redeem the shares of any of its shareholders if the value of the shares falls below an amount to be designated by the Board of Directors. Under the Hartford Articles, Hartford Series Fund, Inc. has a similar right to redeem the shares of any series held in a shareholder's account if the value of the account is less than a specified amount determined by the Board of Directors, provided that the shareholder has been given at least 30 days written notice and has failed to make additional purchases of shares in an amount sufficient to bring the account value up to the required value prior to the redemption by the corporation. Unlike the Stand-Alone Funds, Hartford Series Fund, Inc. has the right to redeem shares of any shareholder in two additional circumstances: (i) if the redemption is, in the opinion of the Board of Directors, desirable in order to prevent the corporation from being deemed a "personal holding company" within the meaning of the Code, and (ii) if a shareholder has failed to furnish a correct certified social security or tax identification number.

     In the event of any redemption, Hartford Series Fund, Inc. will redeem shares at their net asset value.

     SHAREHOLDER VOTING. Under the Hartford Articles, any proposal requiring a supermajority vote under Maryland law will nonetheless be valid and effective if approved by a majority of the total number of shares of the class or series of shares entitled to vote on the proposal. Examples of actions under Maryland law requiring greater than a majority vote, unless otherwise provided in a corporation's Articles of Incorporation, include a vote to approve a consolidation or merger of the corporation with or into another entity, a vote to sell all or substantially all of the assets of the corporation, a vote to remove the directors, and a vote to dissolve the corporation, each of which would require an affirmative vote by two-thirds of all the shares entitled to vote on the matter.

     The Articles of Incorporation for each of the Stand-Alone Funds, except Hartford Stock HLS Fund, Inc., do not override any provisions of Maryland law requiring a supermajority vote. Thus, as a result of the Reorganizations, certain proposals might be approved by shareholders of Hartford Series Fund, Inc. that might not have been approved by shareholders of a Stand-Alone Fund due to the heightened voting requirements under Maryland law.

     INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS. The Hartford Articles and Stand-Alone Articles provide for the indemnification of Directors, officers, employees, and agents under some circumstances. While these indemnification provisions are similar they differ in certain respects. For example, the Hartford Articles provide that Hartford Series Fund, Inc. will indemnify a director or officer, to the full extent required or permitted by Maryland law and federal securities law, for liability incurred that was not the result of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person's office, and in the case of employees and agents of Hartford Series Fund, Inc., only as the Board of Directors or by-laws authorize. The Stand-alone Articles provide for the indemnification of any director, officer, employee, or agent of the Fund, if the person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Fund and, with regard to criminal proceedings, had no reasonable cause to believe his conduct was unlawful. (Any claim that results in a settlement, conviction, or nolo contendere plea of a person seeking indemnification creates, in the case of most of the Stand-Alone Funds, a rebuttable presumption that such person did not act in accordance with the standard set out above.) The Stand-Alone Articles may also limit indemnification in cases of claims brought by, or in right of, the Fund where the person in question has been adjudged liable for negligence or misconduct in the performance of his duty to the Fund.

     Because the standards for indemnification in the Hartford Articles and the Stand-Alone Articles differ, it is possible that, under identical circumstances, Hartford Series Fund, Inc. might be required to indemnify its Directors, officers, employees, or agents where a Stand-Alone Fund might not.

FEDERAL INCOME TAX CONSEQUENCES

     As a condition to each Stand-Alone Fund's and each New Fund's obligation to consummate the Reorganization, each Stand-Alone Fund and each New Fund will receive an opinion from Ropes & Gray, counsel to Hartford Series Fund, Inc. (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions contemplated in the Plan will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the New Fund and Stand-Alone Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) under
Section 361 of the Code, no gain or loss will be recognized by the Stand-Alone Fund as a result of the Reorganization; (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Stand-Alone Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Stand-Alone Fund; (iv) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the Stand-Alone Fund's shareholders receive in exchange for their Stand-Alone Fund shares will be the same as the aggregate basis in the Stand-Alone Fund shares; (v) under Section 1223(1) of the Code, a Stand-Alone Fund shareholder's holding period for the Reorganization Shares will be determined by including the holding period for the Stand-Alone Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Stand-Alone Fund shares as a capital asset; (vi) under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon receipt of the investments in exchange for the Reorganization Shares and the assumption by the New Fund of the liabilities of the Stand-Alone Fund; (vii) under Section 362(b) of the Code, the aggregate tax basis in the hands of New Fund of the investments transferred pursuant to the Plan will be the same as the Stand-Alone Fund's aggregate tax basis in the investments immediately prior to such transfer;
(viii) under Section 1223(2) of the Code, the New Fund's holding period with respect to the investments will include the periods during which the investments were held by the Stand-Alone Fund; and (ix) the New Fund will succeed to and take into account the items of the Stand-Alone Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder.

     This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign, and other tax laws.

TEMPORARY AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTIONS AND
TAKING OF OTHER ACTIONS

     Certain of each Stand-Alone Fund's existing fundamental investment restrictions (as amended by Proposal II) might, absent temporary amendment, preclude a Stand-Alone Fund from carrying out its Reorganization. Accordingly, it is also proposed, as part of this Proposal, that the shareholders of each Stand-Alone Fund approve a temporary amendment of the fundamental investment restrictions of the Stand-Alone Fund, and the taking of any other actions by the Stand-Alone Fund, to the extent necessary to complete the Stand-Alone Fund's Reorganization. The fundamental investment restrictions of each Stand-Alone Fund are set forth in Appendix A attached to this Proxy Statement. In particular, the fundamental investment restrictions of each Stand-Alone Fund might preclude, but the Reorganization contemplates, the acquisition by a Stand-Alone Fund of a nominal number of shares of the corresponding New Fund prior to the Reorganization so that the Stand-Alone Fund's shareholders may take certain actions incidental to the Reorganization such as approving an investment advisory agreement. (The temporary amendments contemplated by this paragraph will not likely be required if all of the proposed changes to the Funds' fundamental investment policies are approved by shareholders.)

REQUIRED VOTE

     Approval of this proposal for each Stand-Alone Fund requires the affirmative vote of at least two-thirds of the Stand-Alone Fund's outstanding shares. Abstentions will have the effect of a vote against the proposal.

     The Board of Directors of each Stand-Alone Fund recommends that the shareholders of the Stand-Alone Fund vote FOR approval of this proposal.

                                       V

                                 MISCELLANEOUS

     QUORUM. As to Hartford Series Fund, Inc., the presence, either in person or by proxy, of shareholders owning a majority of shares entitled to vote at the Meeting shall constitute a quorum. As to any Stand-Alone Fund and any matter to be considered separately by a Fund that is a series of Hartford Series Fund, Inc., the presence, either in person or by proxy, of shareholders owning a majority of shares of that Fund entitled to vote at the Meeting shall constitute a quorum with respect to that matter.

     ADJOURNMENT. In the event a quorum is not obtained or that sufficient votes in favor of the proposals set forth in the accompanying Notice are not received by the time scheduled for the Meeting, your insurance company or the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of your insurance company or the persons named as proxies, subsequent developments make it advisable to defer action on any proposal, your insurance company or the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on the proposal as they deem advisable. Any adjournment with respect to a proposal will require a majority of the votes cast on the matter at the Meeting (or any adjournment of the Meeting).

     Provided that there is a quorum, a shareholder vote may be taken for one or more of the proposals in this Proxy Statement prior to any adjournment. All proposals receiving a sufficient number of votes for approval prior to any adjournment shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise. Your insurance company or the persons named as proxies, as the case may be, will vote in favor of or against, or will abstain with respect to, adjournment as to a proposal in the same proportions they are authorized to vote for or against, or to abstain with respect to, that proposal. The costs of any additional solicitation of voting instructions or proxies and of any adjourned session with regard to a proposal will be borne by the Funds.

     SOLICITATION OF PROXIES. In addition to the solicitation of voting instructions or proxies by mail, the employees of HL Advisors or its affiliates may solicit voting instructions or proxies in person or by telephone. The expenses incurred in connection with the solicitation of voting instructions and proxies, other than expenses in connection with solicitation by the employees of HL Advisors or its affiliates, will be borne by the Funds.

     OTHER BUSINESS. The Board of Directors of each Company knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, the entities named on the voting instruction form or the persons named as proxies, as the case may be, will vote upon these matters according to their best judgment.

     TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the President of the Companies to act as tellers for the Meeting. The tellers will count the total number of votes cast "FOR" the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions as to a matter as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

     DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Companies' Articles of Incorporation do not provide for annual meetings of shareholders, and the Companies do not currently intend to hold such a meeting in 2002. Shareholder proposals for inclusion in any Company's proxy statement for any subsequent meeting must be received by that Company a reasonable period of time prior to any such meeting.

     SHARE OWNERSHIP INFORMATION. As of the Record Date, separate accounts of Hartford Life and of Hartford Life and Annuity Insurance Company ("Hartford Life and Annuity") collectively owned of record more than 90% of the outstanding shares of the following Funds: Advisers HLS Fund, Bond HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Focus HLS Fund, Global Advisers HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Small Company HLS Fund, Stock HLS Fund, and Value HLS Fund. The address of Hartford Life, Hartford Life and Annuity, and HL Advisors is 200 Hopmeadow Street, Simsbury, CT 06070. To the knowledge of the Funds, no other person owned, of record or beneficially, 5% or more of the outstanding shares of any of those Funds at the Record Date, except HL Advisors, which owned of record and beneficially 5.31% of the Focus HLS Fund; The Hartford Investment Savings Plan, which owned 6.39% of the

Global Technology HLS Fund; and Fortis Benefits Insurance Company ("Fortis Benefits"), which owned 5.77% of the Money Market HLS Fund. The address of Fortis Benefits Insurance Company is 500 Bielenberg Drive, Woodbury, MN 55125-1400. The address of The Hartford Investment Savings Plan is 100 Plaza One MS JCY03-0408, Jersey City, NJ 07311-3999. Of the remaining Funds, the only persons known to have owned, of record or beneficially, at the Record Date, 5% or more of the outstanding shares of any Fund are as follows (beneficial ownership is shown by an asterisk(*)):

                                    TABLE 5

                                                 NUMBER OF SHARES   PERCENTAGE OF FUND
                                                 ----------------   ------------------
GLOBAL COMMUNICATIONS HLS FUND
  HL Advisors..................................    10,000,000.00          55.72%*
  Hartford Life and Annuity....................     5,669,537.64          31.59%
  Hartford Life................................     2,276,445.05          12.68%
GLOBAL FINANCIAL SERVICES HLS FUND
  Hartford Life and Annuity....................    10,137,255.66          41.68%
  HL Advisors..................................    10,000,000.00          41.11%*
  Hartford Life................................     4,185,991.83          17.21%
GLOBAL LEADERS HLS FUND
  Hartford Life and Annuity....................   242,365,763.78          43.32%
  Fortis Benefits..............................   180,890,433.82          32.33%
  Hartford Life................................   111,943,025.87          20.01%
GROWTH & INCOME HLS FUND, INC.
  Hartford Life and Annuity....................   304,246,160.49          50.46%
  Fortis Benefits..............................   179,023,674.66          29.69%
  Hartford Life................................   113,521,476.77          18.83%
GROWTH HLS FUND
  HL Advisors..................................       450,000.00          99.22%*
HIGH YIELD HLS FUND
  Hartford Life and Annuity....................   112,064,758.81          47.58%
  Hartford Life................................    68,215,261.67          28.96%
  Fortis Benefits..............................    49,208,478.25          20.89%
INDEX HLS FUND
  Hartford Life................................   331,640,951.43          45.37%
  Hartford Life and Annuity....................   302,173,408.06          41.34%
  Fortis Benefits..............................    94,139,075.41          12.88%
INTERNATIONAL CAPITAL APPRECIATION HLS FUND
  Hartford Life and Annuity....................    19,147,289.33          69.58%
  Hartford Life................................     5,371,891.66          19.52%
  HL Advisors..................................     3,000,000.00          10.90%*

                                                 NUMBER OF SHARES   PERCENTAGE OF FUND
                                                 ----------------   ------------------
INTERNATIONAL SMALL COMPANY HLS FUND
  Hartford Life and Annuity....................     6,430,867.59          51.47%
  Hartford Life................................     3,063,275.21          24.52%
  HL Advisors..................................     3,000,000.00          24.01%*

June 6, 2002

                                   APPENDIX A

     The following tables outline the proposed changes in the fundamental policies for each Fund, stating the current policy and the proposed revised policy.

                  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
                         HARTFORD INDEX HLS FUND, INC.
              HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
                         HARTFORD MIDCAP HLS FUND, INC.
                     HARTFORD SMALL COMPANY HLS FUND, INC.
                         HARTFORD STOCK HLS FUND, INC.
                        HARTFORD ADVISERS HLS FUND, INC.
                    HARTFORD GLOBAL ADVISERS HLS FUND, INC.
                          HARTFORD BOND HLS FUND, INC.
                  HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                      HARTFORD MONEY MARKET HLS FUND, INC.
                        HARTFORD GLOBAL LEADERS HLS FUND
                      HARTFORD GROWTH AND INCOME HLS FUND
                          HARTFORD HIGH YIELD HLS FUND

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.A(i). Proposal to    The Fund will not "issue       The Fund will not "borrow
revise the fundamental  senior securities."            money or issue any class of
policy regarding the                                   senior securities, except to
issuing of senior                                      the extent consistent with
securities.                                            the Investment Company Act of
                                                       1940, as amended, and the
                                                       rules and regulations
                                                       thereunder, or as may
                                                       otherwise be permitted from
                                                       time to time by regulatory
                                                       authority."

II.A(ii). Proposal to   The Fund will not "borrow      The Fund will not "borrow
revise the fundamental  money, except from banks and   money or issue any class of
policy regarding the    then only if immediately       senior securities, except to
borrowing of money.     after each such borrowing      the extent consistent with
                        there is asset coverage of at  the Investment Company Act of
                        least 300% as defined in the   1940, as amended, and the
                        1940 Act."                     rules and regulations
                                                       thereunder, or as may
                                                       otherwise be permitted from
                                                       time to time by regulatory
                                                       authority."

                  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
                         HARTFORD INDEX HLS FUND, INC.
              HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
                         HARTFORD MIDCAP HLS FUND, INC.
                     HARTFORD SMALL COMPANY HLS FUND, INC.
                         HARTFORD STOCK HLS FUND, INC.
                        HARTFORD ADVISERS HLS FUND, INC.
                    HARTFORD GLOBAL ADVISERS HLS FUND, INC.
                          HARTFORD BOND HLS FUND, INC.
                  HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                      HARTFORD MONEY MARKET HLS FUND, INC.
                        HARTFORD GLOBAL LEADERS HLS FUND
                      HARTFORD GROWTH AND INCOME HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                                    (CONT'D)

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.B. Proposal to       The Fund will not "invest 25%  The Fund will not "purchase
revise the fundamental  or more of its total assets    the securities of any issuer
policy regarding        in the securities of one or    (other than securities issued
investment              more issuers conducting their  or guaranteed by the U.S.
concentrations within   principal business activities  government or any of its
a particular industry.  in the same industry           agencies or
                        (excluding the U.S.            instrumentalities) if, as a
                        Government or any of its       result, more than 25% of the
                        agencies or                    Fund's total assets would be
                        instrumentalities)."           invested in the securities of
                                                       companies whose principal
                                                       business activities are in
                                                       the same industry."

II.D. Proposal to       The Fund will not "make        The Fund will not "make
revise the fundamental  loans, except through (a) the  loans, except to the extent
policy regarding the    purchase of debt obligations   consistent with the
making of loans.        in accordance with the Fund's  Investment Company Act of
                        investment objective and       1940, as amended, and the
                        policies, (b) repurchase       rules and regulations
                        agreements with banks,         thereunder, or as may
                        brokers, dealers and other     otherwise be permitted from
                        financial institutions, and    time to time by regulatory
                        (c) loans of cash or           authority."
                        securities as permitted by
                        applicable law."

                  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
                         HARTFORD INDEX HLS FUND, INC.
              HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
                         HARTFORD MIDCAP HLS FUND, INC.
                     HARTFORD SMALL COMPANY HLS FUND, INC.
                         HARTFORD STOCK HLS FUND, INC.
                        HARTFORD ADVISERS HLS FUND, INC.
                    HARTFORD GLOBAL ADVISERS HLS FUND, INC.
                          HARTFORD BOND HLS FUND, INC.
                  HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                      HARTFORD MONEY MARKET HLS FUND, INC.
                        HARTFORD GLOBAL LEADERS HLS FUND
                      HARTFORD GROWTH AND INCOME HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                                    (CONT'D)

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.E. Proposal to       The Fund will not "underwrite  The Fund will not "act as an
revise the fundamental  securities issued by others,   underwriter of securities of
policy regarding        except to the extent that the  other issuers, except to the
underwriting            sale of portfolio securities   extent that, in connection
securities.             by the Fund may be deemed to   with the disposition of
                        be an underwriting."           portfolio securities, the
                                                       Fund may be deemed an
                                                       underwriter under applicable
                                                       laws."

II.F. Proposal to       The Fund will not "purchase    The Fund will not "purchase
revise the fundamental  or sell real estate, except    or sell real estate unless
policy regarding        that a Fund may (a) acquire    acquired as a result of
investments in real     or lease office space for its  ownership of securities or
estate and interests    own use, (b) invest in         other instruments, although
therein.                securities of issuers that     it may purchase securities
                        invest in real estate or       secured by real estate or
                        interests therein (e.g., real  interests therein, or
                        estate investment trusts),     securities issued by
                        (c) invest in securities that  companies which invest in
                        are secured by real estate or  real estate or interests
                        interests therein, (d)         therein."
                        purchase and sell mortgage-
                        related securities, (e) hold
                        and sell real estate acquired
                        by the Fund as a result of
                        the ownership of securities
                        and (f) invest in real estate
                        limited partnerships."

                  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
                         HARTFORD INDEX HLS FUND, INC.
              HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
                         HARTFORD MIDCAP HLS FUND, INC.
                     HARTFORD SMALL COMPANY HLS FUND, INC.
                         HARTFORD STOCK HLS FUND, INC.
                        HARTFORD ADVISERS HLS FUND, INC.
                    HARTFORD GLOBAL ADVISERS HLS FUND, INC.
                          HARTFORD BOND HLS FUND, INC.
                  HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                      HARTFORD MONEY MARKET HLS FUND, INC.
                        HARTFORD GLOBAL LEADERS HLS FUND
                      HARTFORD GROWTH AND INCOME HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                                    (CONT'D)

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.G. Proposal to       The Fund will not "invest in   The Fund will not "purchase
revise the fundamental  commodities or commodity       or sell commodities or
policy regarding        contracts, except that the     commodities contracts, except
purchases and sales of  Fund may invest in currency    that the Fund may purchase or
commodities and         and financial instruments and  sell financial futures
commodities contracts.  contracts that are             contracts, options on
                        commodities or commodity       financial futures contracts
                        contracts."                    and futures contracts,
                                                       forward contracts, and
                                                       options with respect to
                                                       foreign currencies, and may
                                                       enter into swap transactions
                                                       or other financial
                                                       transactions of any kind."

II.H. Proposal to       "With respect to 75% of a      The current policy will be
eliminate the           Fund's total assets," each     eliminated.
fundamental policy      Fund will not "purchase
regarding               securities of an issuer
diversification.        (other than cash, cash items
                        or securities issued or
                        guaranteed by the U.S.
                        Government, its agencies,
                        instrumentalities or
                        authorities), if (a) such
                        purchase would cause more
                        than 5% of the Fund's total
                        assets taken at market value
                        to be invested in the
                        securities of such issuer; or
                        (b) such purchase would at
                        the time result in more than
                        10% of the outstanding voting
                        securities of such issuer
                        being held by the Fund."

                            HARTFORD GROWTH HLS FUND
                            HARTFORD VALUE HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.A(i). Proposal to    The Fund will not "issue       The Fund will not "borrow
revise the fundamental  senior securities to the       money or issue any class of
policy regarding the    extent such issuance would     senior securities, except to
issuing of senior       violate applicable law."       the extent consistent with
securities.                                            the Investment Company Act of
                                                       1940, as amended, and the
                                                       rules and regulations
                                                       thereunder, or as may
                                                       otherwise be permitted from
                                                       time to time by regulatory
                                                       authority."

II.A(ii). Proposal to   The Fund will not "borrow      The Fund will not "borrow
revise the fundamental  money, except (a) the Fund     money or issue any class of
policy regarding the    may borrow from banks (as      senior securities, except to
borrowing of money.     defined in the 1940 Act) and   the extent consistent with
                        through reverse repurchase     the Investment Company Act of
                        agreements in amounts up to    1940, as amended, and the
                        33.33% of its total assets     rules and regulations
                        (including the amount          thereunder, or as may
                        borrowed), (b) the Fund may,   otherwise be permitted from
                        to the extent permitted by     time to time by regulatory
                        applicable law, borrow up to   authority."
                        an additional 5% of its total
                        assets for temporary
                        purposes, (c) the Fund may
                        obtain such short-term
                        credits as may be necessary
                        for the clearance of
                        purchases and sales of
                        portfolio securities, (d) the
                        Fund may purchase securities
                        on margin to the extent
                        permitted by applicable law
                        and (e) the Fund may engage
                        in transactions in mortgage
                        dollar rolls which are
                        accounted for as financings."

                            HARTFORD GROWTH HLS FUND
                            HARTFORD VALUE HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                                    (CONT'D)

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.B. Proposal to       The Fund will not "invest 25%  The Fund will not "purchase
revise the fundamental  or more of its total assets    the securities of any issuer
policy regarding        in the securities of one or    (other than securities issued
investment              more issuers conducting their  or guaranteed by the U.S.
concentrations within   principal business activities  government or any of its
a particular industry.  in the same industry           agencies or
                        (excluding the U.S.            instrumentalities) if, as a
                        Government or any of its       result, more than 25% of the
                        agencies or                    Fund's total assets would be
                        instrumentalities)."           invested in the securities of
                                                       companies whose principal
                                                       business activities are in
                                                       the same industry."

II.D. Proposal to       The Fund will not "make loans  The Fund will not "make
revise the fundamental  except through (a) the         loans, except to the extent
policy regarding the    purchase of debt obligations   consistent with the
making of loans.        in accordance with the Fund's  Investment Company Act of
                        investment objective and       1940, as amended, and the
                        policies, (b) repurchase       rules and regulations
                        agreements with banks,         thereunder, or as may
                        brokers, dealers and other     otherwise be permitted from
                        financial institutions, and    time to time by regulatory
                        (c) loans of cash or           authority."
                        securities as permitted by
                        applicable law."

II.E. Proposal to       The Fund will not "underwrite  The Fund will not "act as an
revise the fundamental  securities issued by others,   underwriter of securities of
policy regarding        except to the extent that the  other issuers, except to the
underwriting            sale of portfolio securities   extent that, in connection
securities.             by the Fund may be deemed to   with the disposition of
                        be an underwriting."           portfolio securities, the
                                                       Fund may be deemed an
                                                       underwriter under applicable
                                                       laws."

                            HARTFORD GROWTH HLS FUND
                            HARTFORD VALUE HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                                    (CONT'D)

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.F. Proposal to       The Fund will not "purchase    The Fund will not "purchase
revise the fundamental  or sell real estate" except    or sell real estate unless
policy regarding        that it may "(a) acquire or    acquired as a result of
investments in real     lease office space for its     ownership of securities or
estate and interests    own use, (b) invest in         other instruments, although
therein.                securities of issuers that     it may purchase securities
                        invest in real estate or       secured by real estate or
                        interests therein (e.g., real  interests therein, or
                        estate investment trusts),     securities issued by
                        (c) invest in securities that  companies which invest in
                        are secured by real estate or  real estate or interests
                        interests therein, (d)         therein."
                        purchase and sell
                        mortgage-related securities,
                        (e) hold and sell real estate
                        acquired by the Fund as a
                        result of the ownership of
                        securities and (f) invest in
                        real estate limited
                        partnerships."

II.G. Proposal to       The Fund will not "invest in   The Fund will not "purchase
revise the fundamental  commodities or commodity       or sell commodities or
policy regarding        contracts, except that the     commodities contracts, except
purchases and sales of  Fund may invest in currency    that the Fund may purchase or
commodities and         and financial instruments and  sell financial futures
commodities contracts.  contracts that are             contracts, options on
                        commodities or commodity       financial futures contracts
                        contracts."                    and futures contracts,
                                                       forward contracts, and
                                                       options with respect to
                                                       foreign currencies, and may
                                                       enter into swap transactions
                                                       or other financial
                                                       transactions of any kind."

                            HARTFORD GROWTH HLS FUND
                            HARTFORD VALUE HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                                    (CONT'D)

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.H. Proposal to       "With respect to 75% of a      The current policy will be
eliminate the           Fund's total assets," each     eliminated.
fundamental policy      Fund will not "purchase
regarding               securities of an issuer
diversification.        (other than cash, cash items
                        or securities issued or
                        guaranteed by the U.S.
                        Government, its agencies,
                        instrumentalities or
                        authorities), if (a) such
                        purchase would cause more
                        than 5% of the Fund's total
                        assets taken at market value
                        to be invested in the
                        securities of such issuer; or
                        (b) such purchase would at
                        the time result in more than
                        10% of the outstanding voting
                        securities of such issuer
                        being held by the Fund."

                        HARTFORD GLOBAL HEALTH HLS FUND

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.A(i). Proposal to    The Fund will not "issue       The Fund will not "borrow
revise the fundamental  senior securities."            money or issue any class of
policy regarding the                                   senior securities, except to
issuing of senior                                      the extent consistent with
securities.                                            the Investment Company Act of
                                                       1940, as amended, and the
                                                       rules and regulations
                                                       thereunder, or as may
                                                       otherwise be permitted from
                                                       time to time by regulatory
                                                       authority."

II.A(ii). Proposal to   The Fund will not "borrow      The Fund will not "borrow
revise the fundamental  money, except from banks and   money or issue any class of
policy regarding the    then only if immediately       senior securities, except to
borrowing of money.     after each such borrowing      the extent consistent with
                        there is asset coverage of at  the Investment Company Act of
                        least 300% as defined in the   1940, as amended, and the
                        1940 Act."                     rules and regulations
                                                       thereunder, or as may
                                                       otherwise be permitted from
                                                       time to time by regulatory
                                                       authority."

II.C. Proposal          The Fund "normally invests at  The Fund will "normally
concerning fundamental  least 25% of its total         invest at least 25% of its
policy regarding        assets, in the aggregate, in   total assets, in the
investments within      the following industries:      aggregate, in the following
certain industries.     pharmaceuticals, medical       industries: pharmaceuticals
                        products, and health           and biotechnology, medical
                        services."                     products, and health
                                                       services."

II.D. Proposal to       The Fund will not "make        The Fund will not "make
revise the fundamental  loans, except through (a) the  loans, except to the extent
policy regarding the    purchase of debt obligations   consistent with the
making of loans.        in accordance with the Fund's  Investment Company Act of
                        investment objective and       1940, as amended, and the
                        policies, (b) repurchase       rules and regulations
                        agreements with banks,         thereunder, or as may
                        brokers, dealers and other     otherwise be permitted from
                        financial institutions, and    time to time by regulatory
                        (c) loans of cash or           authority."
                        securities as permitted by
                        applicable law."

II.E. Proposal to       The Fund will not "underwrite  The Fund will not "act as an
revise the fundamental  securities issued by others,   underwriter of securities of
policy regarding        except to the extent that the  other issuers, except to the
underwriting            sale of portfolio securities   extent that, in connection
securities.             by the Fund may be deemed to   with the disposition of
                        be an underwriting."           portfolio securities, the
                                                       Fund may be deemed an
                                                       underwriter under applicable
                                                       laws."

                        HARTFORD GLOBAL HEALTH HLS FUND
                                    (CONT'D)

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.F. Proposal to       The Fund will not "purchase    The Fund will not "purchase
revise the fundamental  or sell real estate, except    or sell real estate unless
policy regarding        that the Fund may (a) acquire  acquired as a result of
investments in real     or lease office space for its  ownership of securities or
estate and interests    own use, (b) invest in         other instruments, although
therein.                securities of issuers that     it may purchase securities
                        invest in real estate or       secured by real estate or
                        interests therein (e.g., real  interests therein, or
                        estate investment trusts),     securities issued by
                        (c) invest in securities that  companies which invest in
                        are secured by real estate or  real estate or interests
                        interests therein, (d)         therein."
                        purchase and sell mortgage-
                        related securities, (e) hold
                        and sell real estate acquired
                        by the Fund as a result of
                        the ownership of securities
                        and (f) invest in real estate
                        limited partnerships."

II.G. Proposal to       The Fund will not "invest in   The Fund will not "purchase
revise the fundamental  commodities or commodity       or sell commodities or
policy regarding        contracts, except that the     commodities contracts, except
purchases and sales of  Fund may invest in currency    that the Fund may purchase or
commodities and         and financial instruments and  sell financial futures
commodities contracts.  contracts that are             contracts, options on
                        commodities or commodity       financial futures contracts
                        contracts."                    and futures contracts,
                                                       forward contracts, and
                                                       options with respect to
                                                       foreign currencies, and may
                                                       enter into swap transactions
                                                       or other financial
                                                       transactions of any kind."

                           HARTFORD GLOBAL TECHNOLOGY

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.A(i). Proposal to    The Fund will not "issue       The Fund will not "borrow
revise the fundamental  senior securities."            money or issue any class of
policy regarding the                                   senior securities, except to
issuing of senior                                      the extent consistent with
securities.                                            the Investment Company Act of
                                                       1940, as amended, and the
                                                       rules and regulations
                                                       thereunder, or as may
                                                       otherwise be permitted from
                                                       time to time by regulatory
                                                       authority."

II.A(ii). Proposal to   The Fund will not "borrow      The Fund will not "borrow
revise the fundamental  money, except from banks and   money or issue any class of
policy regarding the    then only if immediately       senior securities, except to
borrowing of money.     after each such borrowing      the extent consistent with
                        there is asset coverage of at  the Investment Company Act of
                        least 300% as defined in the   1940, as amended, and the
                        1940 Act."                     rules and regulations
                                                       thereunder, or as may
                                                       otherwise be permitted from
                                                       time to time by regulatory
                                                       authority."

II.C. Proposal          The Fund "normally invests at  The Fund will "normally
concerning fundamental  least 25% of its total         invest at least 25% of its
policy regarding        assets, in the aggregate, in   total assets, in the
investments within      the following industries:      aggregate, in the following
certain industries.     computers and computer         industries: technology
                        equipment, software and        hardware and equipment,
                        computer services,             software and computer
                        electronics, and               services, commercial services
                        communication equipment."      and supplies, electronics,
                                                       and communication equipment."

II.D. Proposal to       The Fund will not "make        The Fund will not "make
revise the fundamental  loans, except through (a) the  loans, except to the extent
policy regarding the    purchase of debt obligations   consistent with the
making of loans.        in accordance with the Fund's  Investment Company Act of
                        investment objective and       1940, as amended, and the
                        policies, (b) repurchase       rules and regulations
                        agreements with banks,         thereunder, or as may
                        brokers, dealers and other     otherwise be permitted from
                        financial institutions, and    time to time by regulatory
                        (c) loans of cash or           authority."
                        securities as permitted by
                        applicable law."

                      HARTFORD GLOBAL TECHNOLOGY HLS FUND
                                    (CONT'D)

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.E. Proposal to       The Fund will not "underwrite  The Fund will not "act as an
revise the fundamental  securities issued by others,   underwriter of securities of
policy regarding        except to the extent that the  other issuers, except to the
underwriting            sale of portfolio securities   extent that, in connection
securities.             by the Fund may be deemed to   with the disposition of
                        be an underwriting."           portfolio securities, the
                                                       Fund may be deemed an
                                                       underwriter under applicable
                                                       laws."

II.F. Proposal to       The Fund will not "purchase    The Fund will not "purchase
revise the fundamental  or sell real estate, except    or sell real estate unless
policy regarding        that the Fund may (a) acquire  acquired as a result of
investments in real     or lease office space for its  ownership of securities or
estate and interests    own use, (b) invest in         other instruments, although
therein.                securities of issuers that     it may purchase securities
                        invest in real estate or       secured by real estate or
                        interests therein (e.g., real  interests therein, or
                        estate investment trusts),     securities issued by
                        (c) invest in securities that  companies which invest in
                        are secured by real estate or  real estate or interests
                        interests therein, (d)         therein."
                        purchase and sell mortgage-
                        related securities, (e) hold
                        and sell real estate acquired
                        by the Fund as a result of
                        the ownership of securities
                        and (f) invest in real estate
                        limited partnerships."

II.G. Proposal to       The Fund will not "invest in   The Fund will not "purchase
revise the fundamental  commodities or commodity       or sell commodities or
policy regarding        contracts, except that the     commodities contracts, except
purchases and sales of  Fund may invest in currency    that the Fund may purchase or
commodities and         and financial instruments and  sell financial futures
commodities contracts.  contracts that are             contracts, options on
                        commodities or commodity       financial futures contracts
                        contracts."                    and futures contracts,
                                                       forward contracts, and
                                                       options with respect to
                                                       foreign currencies, and may
                                                       enter into swap transactions
                                                       or other financial
                                                       transactions of any kind."

                    HARTFORD GLOBAL COMMUNICATIONS HLS FUND

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.A(i). Proposal to    The Fund will not "issue       The Fund will not "borrow
revise the fundamental  senior securities to the       money or issue any class of
policy regarding the    extent such issuance would     senior securities, except to
issuing of senior       violate applicable law."       the extent consistent with
securities.                                            the Investment Company Act of
                                                       1940, as amended, and the
                                                       rules and regulations
                                                       thereunder, or as may
                                                       otherwise be permitted from
                                                       time to time by regulatory
                                                       authority."

II.A(ii). Proposal to   The Fund will not "borrow      The Fund will not "borrow
revise the fundamental  money, except (a) the Fund     money or issue any class of
policy regarding the    may borrow from banks (as      senior securities, except to
borrowing of money.     defined in the 1940 Act) and   the extent consistent with
                        through reverse repurchase     the Investment Company Act of
                        agreements in amounts up to    1940, as amended, and the
                        33.33% of its total assets     rules and regulations
                        (including the amount          thereunder, or as may
                        borrowed), (b) the Fund may,   otherwise be permitted from
                        to the extent permitted by     time to time by regulatory
                        applicable law, borrow up to   authority."
                        an additional 5% of its total
                        assets for temporary
                        purposes, (c) the Fund may
                        obtain such short-term
                        credits as may be necessary
                        for the clearance of
                        purchases and sales of
                        portfolio securities, (d) the
                        Fund may purchase securities
                        on margin to the extent
                        permitted by applicable law
                        and (e) the Fund may engage
                        in transactions in mortgage
                        dollar rolls which are
                        accounted for as financings."

II.C. Proposal          The Fund "normally invests at  The Fund will "normally
concerning fundamental  least 25% of its total         invest at least 25% of its
policy regarding        assets, in the aggregate, in   total assets, in the
investments within      the following industries:      aggregate, in the following
certain industries.     telecommunication services     industries: telecommunication
                        and media."                    services and media."

                    HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                                    (CONT'D)

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.D. Proposal to       The Fund will not "make loans  The Fund will not "make
revise the fundamental  except through (a) the         loans, except to the extent
policy regarding the    purchase of debt obligations   consistent with the
making of loans.        in accordance with the Fund's  Investment Company Act of
                        investment objective and       1940, as amended, and the
                        policies, (b) repurchase       rules and regulations
                        agreements with banks,         thereunder, or as may
                        brokers, dealers and other     otherwise be permitted from
                        financial institutions, and    time to time by regulatory
                        (c) loans of cash or           authority."
                        securities as permitted by
                        applicable law."

II.E. Proposal to       The Fund will not "underwrite  The Fund will not "act as an
revise the fundamental  securities issued by others,   underwriter of securities of
policy regarding        except to the extent that the  other issuers, except to the
underwriting            sale of portfolio securities   extent that, in connection
securities.             by the Fund may be deemed by   with the disposition of
                        an underwriting".              portfolio securities, the
                                                       Fund may be deemed an
                                                       underwriter under applicable
                                                       laws."

II.F. Proposal to       The Fund will not "purchase    The Fund will not "purchase
revise the fundamental  or sell real estate" except    or sell real estate unless
policy regarding        that it may "(a) acquire or    acquired as a result of
investments in real     lease office space for its     ownership of securities or
estate and interests    own use, (b) invest in         other instruments, although
therein.                securities of issuers that     it may purchase securities
                        invest in real estate or       secured by real estate or
                        interests therein (e.g., real  interests therein, or
                        estate investment trusts),     securities issued by
                        (c) invest in securities that  companies which invest in
                        are secured by real estate or  real estate or interests
                        interests therein, (d)         therein."
                        purchase and sell
                        mortgage-related securities,
                        (e) hold and sell real estate
                        acquired by the Fund as a
                        result of the ownership of
                        securities and (f) invest in
                        real estate limited
                        partnerships."

                    HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                                    (CONT'D)

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.G. Proposal to       The Fund will not "invest in   The Fund will not "purchase
revise the fundamental  commodities or commodity       or sell commodities or
policy regarding        contracts, except that the     commodities contracts, except
purchases and sales of  Fund may invest in currency    that the Fund may purchase or
commodities and         and financial instruments and  sell financial futures
commodities contracts.  contracts that are             contracts, options on
                        commodities or commodity       financial futures contracts
                        contracts."                    and futures contracts,
                                                       forward contracts, and
                                                       options with respect to
                                                       foreign currencies, and may
                                                       enter into swap transactions
                                                       or other financial
                                                       transactions of any kind."

                  HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
II.A(i). Proposal to revise  The Fund will not "issue     The Fund will not "borrow
the fundamental policy       senior securities to the     money or issue any class of
regarding the issuing of     extent such issuance would   senior securities, except
senior securities.           violate applicable law."     to the extent consistent
                                                          with the Investment Company
                                                          Act of 1940, as amended,
                                                          and the rules and
                                                          regulations thereunder, or
                                                          as may otherwise be
                                                          permitted from time to time
                                                          by regulatory authority."

II.A(ii). Proposal to        The Fund will not "borrow    The Fund will not "borrow
revise the fundamental       money, except (a) the Fund   money or issue any class of
policy regarding the         may borrow from banks (as    senior securities, except
borrowing of money.          defined in the 1940 Act)     to the extent consistent
                             and through reverse          with the Investment Company
                             repurchase agreements in     Act of 1940, as amended,
                             amounts up to 33.33% of its  and the rules and
                             total assets (including the  regulations thereunder, or
                             amount borrowed), (b) the    as may otherwise be
                             Fund may, to the extent      permitted from time to time
                             permitted by applicable      by regulatory authority."
                             law, borrow up to an
                             additional 5% of its total
                             assets for temporary
                             purposes, (c) the Fund may
                             obtain such short-term
                             credits as may be necessary
                             for the clearance of
                             purchases and sales of
                             portfolio securities, (d)
                             the Fund may purchase
                             securities on margin to the
                             extent permitted by
                             applicable law and (e) the
                             Fund may engage in
                             transactions in mortgage
                             dollar rolls which are
                             accounted for as
                             financings."

II.C. Proposal concerning    The Fund "normally invests   The Fund will "normally
fundamental policy           at least 25% of its total    invest at least 25% of its
regarding investments        assets, in the aggregate,    total assets, in the
within certain industries.   in the following             aggregate, in the following
                             industries: banks,           industries: banks,
                             diversified financials, and  diversified financials, and
                             insurance."                  insurance."

                  HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                                    (CONT'D)

PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
II.D. Proposal to revise     The Fund will not "make      The Fund will not "make
the fundamental policy       loans except through (a)     loans, except to the extent
regarding the making of      the purchase of debt         consistent with the
loans.                       obligations in accordance    Investment Company Act of
                             with the Fund's investment   1940, as amended, and the
                             objective and policies, (b)  rules and regulations
                             repurchase agreements with   thereunder, or as may
                             banks, brokers, dealers and  otherwise be permitted from
                             other financial              time to time by regulatory
                             institutions, and (c) loans  authority."
                             of cash or securities as
                             permitted by applicable
                             law."

II.E. Proposal to revise     The Fund will not            The Fund will not "act as
the fundamental policy       "underwrite securities       an underwriter of
regarding underwriting       issued by others, except to  securities of other
securities.                  the extent that the sale of  issuers, except to the
                             portfolio securities by the  extent that, in connection
                             Fund may be deemed by an     with the disposition of
                             underwriting."               portfolio securities, the
                                                          Fund may be deemed an
                                                          underwriter under
                                                          applicable laws."

II.F. Proposal to revise     The Fund will not "purchase  The Fund will not "purchase
the fundamental policy       or sell real estate" except  or sell real estate unless
regarding investments in     that it may "(a) acquire or  acquired as a result of
real estate and interests    lease office space for its   ownership of securities or
therein.                     own use, (b) invest in       other instruments, although
                             securities of issuers that   it may purchase securities
                             invest in real estate or     secured by real estate or
                             interests therein (e.g.,     interests therein, or
                             real estate investment       securities issued by
                             trusts), (c) invest in       companies which invest in
                             securities that are secured  real estate or interests
                             by real estate or interests  therein."
                             therein, (d) purchase and
                             sell mortgage-related
                             securities, (e) hold and
                             sell real estate acquired
                             by the Fund as a result of
                             the ownership of securities
                             and (f) invest in real
                             estate limited
                             partnerships."

                  HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                                    (CONT'D)

PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
II.G. Proposal to revise     The Fund will not "invest    The Fund will not "purchase
the fundamental policy       in commodities or commodity  or sell commodities or
regarding purchases and      contracts, except that the   commodities contracts,
sales of commodities and     Fund may invest in currency  except that the Fund may
commodities contracts.       and financial instruments    purchase or sell financial
                             and contracts that are       futures contracts, options
                             commodities or commodity     on financial futures
                             contracts."                  contracts and futures
                                                          contracts, forward
                                                          contracts, and options with
                                                          respect to foreign
                                                          currencies, and may enter
                                                          into swap transactions or
                                                          other financial
                                                          transactions of any kind."

                            HARTFORD FOCUS HLS FUND

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.A(i). Proposal to    The Fund will not "issue       The Fund will not "borrow
revise the fundamental  senior securities to the       money or issue any class of
policy regarding the    extent such issuance would     senior securities, except to
issuing of senior       violate applicable law."       the extent consistent with
securities.                                            the Investment Company Act of
                                                       1940, as amended, and the
                                                       rules and regulations
                                                       thereunder, or as may
                                                       otherwise be permitted from
                                                       time to time by regulatory
                                                       authority."

II.A(ii). Proposal to   The Fund will not "borrow      The Fund will not "borrow
revise the fundamental  money, except (a) the Fund     money or issue any class of
policy regarding the    may borrow from banks (as      senior securities, except to
borrowing of money.     defined in the 1940 Act) and   the extent consistent with
                        through reverse repurchase     the Investment Company Act of
                        agreements in amounts up to    1940, as amended, and the
                        33.33% of its total assets     rules and regulations
                        (including the amount          thereunder, or as may
                        borrowed), (b) the Fund may,   otherwise be permitted from
                        to the extent permitted by     time to time by regulatory
                        applicable law, borrow up to   authority."
                        an additional 5% of its total
                        assets for temporary
                        purposes, (c) the Fund may
                        obtain such short-term
                        credits as may be necessary
                        for the clearance of
                        purchases and sales of
                        portfolio securities, (d) the
                        Fund may purchase securities
                        on margin to the extent
                        permitted by applicable law
                        and (e) the Fund may engage
                        in transactions in mortgage
                        dollar rolls which are
                        accounted for as financings."

II.B. Proposal to       The Fund will not "invest 25%  The Fund will not "purchase
revise the fundamental  or more of its total assets    the securities of any issuer
policy regarding        in the securities of one or    (other than securities issued
investment              more issuers conducting their  or guaranteed by the U.S.
concentrations within   principal business activities  government or any of its
a particular industry.  in the same industry           agencies or
                        (excluding the U.S.            instrumentalities) if, as a
                        Government or any of its       result, more than 25% of the
                        agencies or                    Fund's total assets would be
                        instrumentalities)."           invested in the securities of
                                                       companies whose principal
                                                       business activities are in
                                                       the same industry."

                            HARTFORD FOCUS HLS FUND
                                    (CONT'D)

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.D. Proposal to       The Fund will not "make loans  The Fund will not "make
revise the fundamental  except through (a) the         loans, except to the extent
policy regarding the    purchase of debt obligations   consistent with the
making of loans.        in accordance with the Fund's  Investment Company Act of
                        investment objective and       1940, as amended, and the
                        policies, (b) repurchase       rules and regulations
                        agreements with banks,         thereunder, or as may
                        brokers, dealers and other     otherwise be permitted from
                        financial institutions, and    time to time by regulatory
                        (c) loans of cash or           authority."
                        securities as permitted by
                        applicable law."

II.E. Proposal to       The Fund will not "underwrite  The Fund will not "act as an
revise the fundamental  securities issued by others,   underwriter of securities of
policy regarding        except to the extent that the  other issuers, except to the
underwriting            sale of portfolio securities   extent that, in connection
securities.             by the Fund may be deemed to   with the disposition of
                        be an underwriting."           portfolio securities, the
                                                       Fund may be deemed an
                                                       underwriter under applicable
                                                       laws."

II.F. Proposal to       The Fund will not "purchase    The Fund will not "purchase
revise the fundamental  or sell real estate" except    or sell real estate unless
policy regarding        that it may "(a) acquire or    acquired as a result of
investments in real     lease office space for its     ownership of securities or
estate and interests    own use, (b) invest in         other instruments, although
therein.                securities of issuers that     it may purchase securities
                        invest in real estate or       secured by real estate or
                        interests therein (e.g., real  interests therein, or
                        estate investment trusts),     securities issued by
                        (c) invest in securities that  companies which invest in
                        are secured by real estate or  real estate or interests
                        interests therein, (d)         therein."
                        purchase and sell
                        mortgage-related securities,
                        (e) hold and sell real estate
                        acquired by the Fund as a
                        result of the ownership of
                        securities and (f) invest in
                        real estate limited
                        partnerships."

                            HARTFORD FOCUS HLS FUND
                                    (CONT'D)

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
II.G. Proposal to       The Fund will not "invest in   The Fund will not "purchase
revise the fundamental  commodities or commodity       or sell commodities or
policy regarding        contracts, except that the     commodities contracts, except
purchases and sales of  Fund may invest in currency    that the Fund may purchase or
commodities and         and financial instruments and  sell financial futures
commodities contracts.  contracts that are             contracts, options on
                        commodities or commodity       financial futures contracts
                        contracts."                    and futures contracts,
                                                       forward contracts, and
                                                       options with respect to
                                                       foreign currencies, and may
                                                       enter into swap transactions
                                                       or other financial
                                                       transactions of any kind."

                                   APPENDIX B

     The following table lists each Fund affected by Proposal III and its corresponding investment objective.

FUND                                    INVESTMENT OBJECTIVE
----                                    --------------------
Hartford Advisers HLS Fund         The Hartford Advisers HLS Fund
                                   seeks maximum long-term total
                                   return.
Hartford Bond HLS Fund             The Hartford Bond HLS Fund
                                   seeks a high level of current
                                   income, consistent with a
                                   competitive total return, as
                                   compared to bond funds with
                                   similar investment objectives
                                   and policies, by investing
                                   primarily in debt securities.

Hartford Capital Appreciation      The Hartford Capital
  HLS Fund                         Appreciation HLS Fund seeks
                                   growth of capital by investing
                                   primarily in stocks selected on
                                   the basis of potential for
                                   capital appreciation.

Hartford Dividend and Growth       The Hartford Dividend and
  HLS Fund                         Growth HLS Fund seeks a high
                                   level of current income
                                   consistent with growth of
                                   capital by investing primarily
                                   in stocks.

Hartford Global Health HLS Fund    The Hartford Global Health HLS
                                   Fund seeks long-term capital
                                   appreciation by investing,
                                   under normal circumstances, at
                                   least 80% of its assets in the
                                   equity securities of health
                                   care companies worldwide.

Hartford Global Leaders HLS        The Hartford Global Leaders HLS
  Fund                             Fund seeks growth of capital by
                                   investing primarily in stocks
                                   issued by companies worldwide.

Hartford Global Technology HLS     The Hartford Global Technology
  Fund                             HLS Fund seeks long-term
                                   capital appreciation by
                                   investing, under normal
                                   circumstances, at least 80% of
                                   its assets in the equity
                                   securities of technology
                                   companies worldwide.

Hartford Growth and Income HLS     The Hartford Growth and Income
  Fund                             HLS Fund seeks growth of
                                   capital and current income by
                                   investing primarily in stocks
                                   with earnings growth potential
                                   and steady or rising dividends.

FUND                                    INVESTMENT OBJECTIVE
----                                    --------------------
Hartford High Yield HLS Fund       The Hartford High Yield HLS
                                   Fund seeks high current income
                                   by investing in non-investment
                                   grade debt securities. Growth
                                   of capital is a secondary
                                   objective.

Hartford Index HLS Fund            The Hartford Index HLS Fund
                                   seeks to provide investment
                                   results which approximate the
                                   price and yield performance of
                                   publicly traded common stocks
                                   in the aggregate.

Hartford Global Advisers HLS       The Hartford Global Advisers
  Fund                             HLS Fund seeks maximum
                                   long-term total rate of return.

Hartford International             The Hartford International
  Opportunities HLS Fund           Opportunities HLS Fund seeks
                                   growth of capital by investing
                                   primarily in stocks issued by
                                   non-U.S. companies.

Hartford MidCap HLS Fund           The Hartford MidCap HLS Fund
                                   seeks long-term growth of
                                   capital by investing primarily
                                   in stocks selected on the basis
                                   of potential for capital
                                   appreciation.

Hartford Money Market HLS Fund     The Hartford Money Market HLS
                                   Fund seeks maximum current
                                   income consistent with
                                   liquidity and preservation of
                                   capital.

Hartford Mortgage Securities       The Hartford Mortgage
  HLS Fund                         Securities HLS Fund seeks
                                   maximum current income
                                   consistent with safety of
                                   principal and maintenance of
                                   liquidity by investing
                                   primarily in mortgage-related
                                   securities.

Hartford Small Company HLS Fund    The Hartford Small Company HLS
                                   Fund seeks growth of capital by
                                   investing primarily in stocks
                                   selected on the basis of
                                   potential for capital
                                   appreciation.

Hartford Stock HLS Fund            The Hartford Stock HLS Fund
                                   seeks long-term growth of
                                   capital, with income as a
                                   secondary consideration, by
                                   investing primarily in stocks.

                                   APPENDIX C

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

                   HARTFORD [               ] HLS FUND, INC.,
        REORGANIZING AS HARTFORD [               ] HLS FUND, A SERIES OF
                           HARTFORD SERIES FUND, INC.

     This Agreement and Plan of Reorganization (this "Agreement") is made as of
[               ], 2002 by and between Hartford [               ] HLS Fund,
Inc., a Maryland corporation, (the "Fund"), and Hartford Series Fund, Inc., a
Maryland corporation, on behalf of its Hartford [               ] HLS Fund
series (the "New Fund").

PLAN OF REORGANIZATION

     The Fund intends to change its identity through a "reorganization" within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will be accomplished as follows:

          (a) The Fund shall sell, assign, convey, transfer and deliver to the New Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the New Fund shall, on the Exchange Date, assume all of the liabilities of the Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Fund (i) a number of full and fractional Class IA shares of common stock of the New Fund (the "Class IA Reorganization Shares") equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class IA shares of the Fund outstanding as of the Valuation Time, and (ii) a number of full and fractional Class IB shares of common stock of the New Fund (the "Class IB Reorganization Shares") equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class IB shares of the Fund outstanding as of the Valuation Time. The Class IA Reorganization Shares and the Class IB Reorganization Shares shall be referred to collectively as the "Reorganization Shares."

          (b) Upon consummation of the transactions described in paragraph (a) of this Agreement, the Fund shall distribute in complete liquidation to its Class IA and Class IB shareholders of record as of the Exchange Date the Class IA and Class IB Reorganization Shares, each shareholder being entitled to receive that proportion of such Class IA and Class IB Reorganization Shares which the number of Class IA and Class IB shares of common stock of the Fund held by such shareholder bears to the number of Class IA and Class IB shares of the Fund outstanding on such date.

     Certificates representing the Reorganization Shares will not be issued. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund.

          (c) As promptly as practicable after the liquidation of the Fund as aforesaid, the Fund shall be dissolved pursuant to its Articles of Incorporation and By-Laws, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Exchange Date and, if applicable, such later date on which the Fund is liquidated.

     Such transfer, exchange, distribution and dissolution shall be on the terms and conditions set forth in this Agreement. This Agreement is intended to be a "plan of reorganization," within the meaning of Section 368 of the Code.

AGREEMENT

     The New Fund and the Fund agree as follows:

     1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE NEW FUND. The New Fund represents and warrants to and agrees with the Fund that:

          (a) The New Fund is a series of Hartford Series Fund, Inc., a corporation duly incorporated and validly existing under the laws of the State of Maryland, and has power to own properties and assets and to carry out its obligations under this Agreement. Hartford Series Fund, Inc. is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on Hartford Series Fund, Inc. On the Exchange Date, each of Hartford Series Fund, Inc. and the New Fund will have all necessary federal, state and local authorizations to carry on business and to carry out this Agreement.

          (b) Hartford Series Fund, Inc. is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) There are no legal, administrative or other proceedings pending or threatened against Hartford Series Fund, Inc. or the New Fund, which assert liability on the part of Hartford Series Fund, Inc. or the New Fund. The New Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (d) The New Fund had no operations or assets other than in connection with its organization and the transactions contemplated by the Agreement.

          (e) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the New Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

          (f) The definitive proxy statement of the Fund filed with the Securities and Exchange Commission pursuant to Rule 14a-6(b) under the 1934 Act and relating to the meeting of the Fund's shareholders referred to in
     Section 7(a) (together with the documents incorporated therein by reference, the "Fund Proxy Statement"), on the date of such filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Fund for use therein.

          (g) There are no material contracts outstanding to which the New Fund is a party, other than as disclosed in the prospectus and statement of additional information of the New Fund included in Hartford Series Fund, Inc.'s registration statement under the 1933 Act, as such prospectus and statement of additional information are amended or supplemented as of the Exchange Date (collectively, the "New Fund Prospectus") or the Fund Proxy Statement.

          (h) The Fund is the sole shareholder of the New Fund.

          (i) The New Fund was established by the Board of Directors of Hartford Series Fund, Inc. in order to effect the transactions described in this Agreement. The New Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the New Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

          (j) The issuance of the Reorganization Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

          (k) On the Exchange Date, the Reorganization Shares to be issued to the Fund will have been duly authorized, and when issued and delivered pursuant to this Agreement will be legally and validly issued and will be fully paid and nonassessable by the New Fund.

     2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE FUND. The Fund represents and warrants to and agrees with the New Fund that:

          (a) The Fund is a corporation duly incorporated and validly existing under the laws of Maryland and has power to own all of its properties and assets and to carry out this Agreement. The Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Fund. The Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

          (b) The Fund is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Fund as of and for the fiscal year ended December 31, 2001, will be furnished to the New Fund. Such statement of assets and liabilities and schedule will fairly present the financial position of the Fund as of their dates and said statements of operations and changes in net assets will fairly reflect the results of the Fund's operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

          (d) The prospectus and statement of additional information of the Fund dated May 1, 2002 (the "Fund Prospectus"), which has been previously furnished to the New Fund, did not contain as of such date and does not contain, with respect to the Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Fund, threatened against the Fund, which assert liability on the part of the Fund. The Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (f) There are no material contracts outstanding to which the Fund is a party, other than as disclosed in the Fund Prospectus or the Fund Proxy Statement.

          (g) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Fund's statement of assets and liabilities as of December 31, 2001 referred to in subsection
     (c) above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Fund will endeavor to quantify and reflect on its balance sheet all of its material known liabilities and will advise the New Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2001, whether or not incurred in the ordinary course of business.

          (h) As of the Exchange Date, the Fund will have filed all federal and other tax returns and reports which, to the knowledge of the Fund's officers, are required to be filed by the Fund and will have paid all federal and other taxes shown to be due on said returns or on any assessments received by the Fund. All tax liabilities of the Fund have been adequately provided for on its books, and no tax deficiency or liability of the Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (i) On the Exchange Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Fund to be transferred to the New Fund pursuant to this Agreement. On the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the New Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Fund's investments shown on the schedule of its investments as of December 31, 2001 referred to in subsection

     (c) above, as supplemented with such changes in the portfolio as the Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

          (j) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the New Fund or the Fund, except as previously disclosed to the New Fund by the Fund.

          (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities or blue sky laws.

          (l) The Fund Proxy Statement, on the date of its filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the meeting of shareholders referred to in Section 7(a) and on the Exchange Date, the Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Fund Proxy Statement made in reliance upon and in conformity with information furnished by the New Fund for use in the Fund Proxy Statement.

          (m) The Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

          (n) On the Exchange Date, the Fund will have sold such of its assets, if any, as are necessary to ensure that, after giving effect to the acquisition of the assets of the Fund pursuant to this Agreement, the New Fund will constitute a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act.

          (o) To the best of its knowledge, all of the issued and outstanding shares of the Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

          (p) All issued and outstanding shares of the Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund shares, nor is there outstanding any security convertible into any of the Fund shares.

     3. REORGANIZATION.

     (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to sell, assign, convey, transfer and deliver to the New Fund, and the New Fund agrees to acquire from the Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Fund, whether accrued or contingent, in exchange for that number of shares of common stock of the New Fund provided for in Section 4 and the assumption by the New Fund of all of the liabilities of the Fund, whether accrued or contingent, existing at the Valuation Time except for the Fund's liabilities, if any, pursuant to this Agreement. The Fund will, as soon as practicable after the Exchange Date, distribute all of the Reorganization Shares received by it to the shareholders of the Fund in exchange for their Class IA and Class IB shares of the Fund, which shall be cancelled and retired by the Fund.

     (b) The Fund will pay or cause to be paid to the New Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Fund acquired by the New Fund.

     (c) The Valuation Time shall be the close of the New York Stock Exchange, Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

     4. EXCHANGE DATE; VALUATION TIME. On the Exchange Date, the New Fund will issue and deliver to the Fund (i) a number of full and fractional Class IA Reorganization Shares equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class IA shares of the Fund outstanding as of the Valuation Time, and (ii) a number of full and fractional Class IB Reorganization Shares equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class IB shares of the Fund outstanding as of the Valuation Time.

     (a) The Fund shall distribute the Class IA Reorganization Shares to the Class IA shareholders of the Fund by furnishing written instructions to the New Fund's transfer agent, which will as soon as practicable set up open accounts for each Class IA Fund shareholder in accordance with such written instructions. The Fund shall distribute the Class IB Reorganization Shares to the Class IB shareholders of the Fund by furnishing written instructions to the New Fund's transfer agent, which will as soon as practicable set up open accounts for each Class IB Fund shareholder in accordance with such written instructions.

     (b) The New Fund shall assume all liabilities of the Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Fund or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not specifically referred to in this Agreement, except for the Fund's liabilities, if any, pursuant to this Agreement.

     5. EXPENSES, FEES, ETC.

     (a) The parties hereto understand and agree that the costs of the transactions contemplated by this Agreement are being borne by the Funds. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

     (b) Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages.

     6. EXCHANGE DATE. Delivery of the assets of the Fund to be transferred, assumption of the liabilities of the Fund to be assumed, and delivery of the Reorganization Shares to be issued shall be made at the offices of Ropes & Gray, Boston, Massachusetts at 5:00 p.m., Eastern time on August 31, 2002 or at such other time and date agreed to by the New Fund and the Fund, the date and time upon which such delivery and assumption is to take place being referred to herein as the "Exchange Date."

     7. MEETING OF SHAREHOLDERS; DISSOLUTION.

     (a) The Fund agrees to call a meeting of its shareholders as soon as is practicable after the date of filing of the Fund Proxy Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the New Fund as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of the Fund.

     (b) The Fund agrees that the liquidation and dissolution of the Fund will be effected in the manner provided in the Articles of Incorporation and By-Laws of the Fund, as amended, and in accordance with applicable law, all at the time referred to in Paragraph (c) of "Plan of Reorganization" above, and that on and after the Exchange Date, the Fund shall not conduct any business except in connection with its liquidation.

     8. CONDITIONS TO THE NEW FUND'S OBLIGATIONS. The obligations of the New Fund hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of the Fund entitled to vote.

          (b) That the Fund shall have furnished to the New Fund a statement of the Fund's assets and liabilities, with values determined as provided in
     Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified by the Fund's President (or any Vice President) and Treasurer, a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Fund since December 31, 2001 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Fund, or changes due to dividends paid or losses from operations.

          (c) That the Fund shall have furnished to the New Fund a statement, dated the Exchange Date, signed by the Fund's President (or any Vice President) and Treasurer certifying that as of the Exchange Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

          (d) That the Fund shall have delivered to the New Fund a letter from an independent public accountant acceptable to the New Fund dated the Exchange Date reporting on the results of applying certain procedures agreed upon by the New Fund and described in such letter, which limited procedures relate to schedules of the tax provisions and qualifying tests for regulated investment companies as prepared for the fiscal year ended December 31, 2001 and the period January 1, 2002 to the Exchange Date (the latter period being based on unaudited data).

          (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (f) That the New Fund shall have received an opinion of counsel to the Fund, in form satisfactory to counsel to the New Fund, and dated the Exchange Date, to the effect that (i) the Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland;
     (ii) this Agreement has been duly authorized, executed and delivered by the Fund and, assuming that the Fund Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Hartford Series Fund, Inc., on behalf of the New Fund, is a valid and binding obligation of the Fund; (iii) the Fund has corporate power to sell, assign, convey, transfer and deliver the assets contemplated hereby; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Fund's Articles or By-Laws or any provision of any agreement known to such counsel to which the Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the Fund's Articles or By-Laws, such counsel may rely upon a certificate of an officer of the Fund whose responsibility it is to advise the Fund with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

          (g) That the New Fund shall have received an opinion of counsel to the Fund, dated the Exchange Date, in form satisfactory to counsel for the New Fund (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the transactions contemplated hereby will constitute a reorganization within the meaning of
     Section 368(a)(1) of the Code, and the New Fund and the Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of the Investments to the New Fund in exchange for the Reorganization Shares and the assumption by the New Fund of the liabilities of the Fund, or upon the distribution of Reorganization Shares to its shareholders;
     (iii) no gain or loss will be recognized by shareholders of the Fund upon the distribution of Reorganization Shares to them in exchange for their shares of the Fund; (iv) the aggregate tax basis of the Reorganization Shares that each Fund shareholder receives in exchange for his or her Fund shares will be the same as his or her aggregate basis in the Fund shares exchanged therefor; (v) a Fund shareholder's holding period for the Reorganization Shares will be determined by including the holding period for the Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Fund shares as a capital asset; (vi) no gain or loss will be recognized by the New Fund upon receipt of the Investments in exchange for the Reorganization Shares and the assumption by the New Fund of the liabilities of the Fund; (vii) the aggregate tax basis in the hands of the New Fund of the Investments transferred pursuant to this Agreement will be the same as the Fund's aggregate tax basis in the Investments immediately prior to such transfer; (viii) the New Fund's holding period with respect to the Investments will include the periods during which the Investments were held by the Fund; and (ix) the New Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder.

          (h) That the assets of the Fund to be acquired by the New Fund will include no assets which the New Fund, by reason of charter limitations or of investment restrictions disclosed in its current registration statement in effect on the Exchange Date, may not properly acquire.

          (i) That the Fund shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

          (j) That all actions taken by the Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the New Fund and its counsel.

          (k) That the Fund shall have furnished to the New Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Fund, as to the tax cost to the Fund of the securities delivered to the New Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the New Fund may reasonably request.

          (l) That the Fund's custodian shall have delivered to the New Fund a certificate identifying all of the assets of the Fund held or maintained by such custodian as of the Valuation Time.

          (m) That the Fund's transfer agent shall have provided to the New Fund
     (i) the originals or true copies of all of the records of the Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Fund outstanding as of the

     Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

          (n) That all of the issued and outstanding shares of the Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Fund or its transfer agent by the New Fund or its agents shall have revealed otherwise, either (i) the Fund shall have taken all actions that in the opinion of the New Fund or its counsel are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the New Fund in amounts sufficient and upon terms satisfactory, in the opinion of the New Fund or its counsel to indemnify the New Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Fund to have offered and sold such shares in conformity with such laws.

          (o) That the New Fund shall have received from an independent public accountant acceptable to the New Fund a letter addressed to the New Fund dated as of the Exchange Date satisfactory in form and substance to the New Fund to the effect that, on the basis of limited procedures agreed upon by the New Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the assets and liabilities of the Fund to be exchanged for the Reorganization Shares has been determined in accordance with the provisions of Hartford Series Fund, Inc.'s Articles of Incorporation.

     9. CONDITIONS TO THE FUND'S OBLIGATIONS. The obligations of the Fund hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of the Fund entitled to vote.

          (b) That Hartford Series Fund, Inc., on behalf of the New Fund, shall have executed and delivered to the Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the New Fund will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

          (c) That the New Fund shall have furnished to the Fund a statement, dated the Exchange Date, signed by Hartford Series Fund, Inc.'s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the New Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the New Fund has satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

          (d) That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

          (e) That the Fund shall have received an opinion of counsel to the New Fund in form satisfactory to counsel to the Fund, and dated the Exchange Date, to the effect that (i) Hartford Series Fund, Inc. is a corporation duly formed and validly existing under the laws of the State of Maryland;
     (ii) the Reorganization Shares to be delivered to the Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Hartford Series Fund, Inc. or the New Fund; (iii) this Agreement has been duly authorized, executed and delivered by Hartford Series Fund, Inc. on behalf of the New Fund and, assuming that the Fund Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Fund, is a valid and binding obligation of Hartford Series Fund, Inc. and the New Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Hartford Series Fund, Inc.'s Articles of Incorporation or By-Laws, or any provision of any agreement known to such counsel to which Hartford Series Fund, Inc. is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Hartford Series Fund, Inc.'s Articles of Incorporation, By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer whose responsibility is to advise Hartford Series Fund, Inc. with respect to such matters; and
     (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Hartford Series Fund, Inc. on behalf of the New Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

          (f) That the Fund shall have received an opinion of counsel to the New Fund, dated the Exchange Date, in form satisfactory to counsel for the Fund (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the transactions contemplated hereby will constitute a reorganization within the meaning of
     Section 368(a)(1) of the Code, and the New Fund and the Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of the Investments to the New Fund in exchange for the Reorganization Shares and the assumption by the New Fund of the liabilities of the Fund, or upon the distribution of Reorganization Shares to its shareholders;
     (iii) no gain or loss will be recognized by shareholders of the Fund upon the distribution of Reorganization Shares to them in exchange for their shares of the Fund; (iv) the aggregate tax basis of the Reorganization Shares that each Fund shareholder receives in exchange for his or her Fund shares will be the same as his or her aggregate basis in the Fund shares exchanged therefor; (v) a Fund shareholder's holding period for the Reorganization Shares will be determined by including the holding period for the Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Fund shares as a capital asset; (vi) no gain or loss will be recognized by the New Fund upon receipt of the Investments in exchange for the Reorganization Shares and the assumption by the New Fund of the liabilities of the Fund; (vii) the aggregate tax basis in the hands of New Fund of the Investments transferred pursuant to this Agreement will be the same as the Fund's aggregate tax basis in the Investments immediately prior to such transfer; (viii) the New Fund's holding period with respect to the Investments will include the periods during which the Investments were held by the Fund; and (ix) the New Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder.

          (g) That all actions taken by Hartford Series Fund, Inc. on behalf of the New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Fund and its counsel.

          (h) That the New Fund shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     10. INDEMNIFICATION.

     (a) The Fund shall indemnify and hold harmless, out of the assets of the Fund (which shall be deemed to include the assets of the New Fund represented by the Reorganization Shares following the Exchange Date) but no other assets, the directors and officers of Hartford Series Fund, Inc. (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Fund contained in the Fund Proxy Statement or the New Fund Prospectus or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Fund required to be stated therein or necessary to make the statements relating to the Fund required to be stated therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Fund. The Indemnified Parties will notify the Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Fund's obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same. The indemnification obligations of the Fund under this Section 10(a) shall be assumed by the New Fund upon the Exchange Date, at which time the Fund shall be automatically released from such indemnification obligations.

     (b) The New Fund shall indemnify and hold harmless, out of the assets of the New Fund but no other assets, the directors and officers of the Fund (for purposes of this Section 10(b), the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connec-tion with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the New Fund contained in the Fund Proxy Statement or the New Fund Prospectus or any amendment or supplement thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Hartford Series Fund, Inc. or the New Fund required to be stated therein or necessary to make statements relating to Hartford Series Fund, Inc. or the New Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding, made with the consent of Hartford Series Fund, Inc. or the New Fund. The Indemnified Parties will notify Hartford Series Fund, Inc. and the New Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The New Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the New Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The New Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the New Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this
Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

     11. NO BROKER, ETC. Each of the Fund and the New Fund represents that there is no person who has dealt with it, or Hartford Series Fund, Inc. who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     12. TERMINATION. The Fund and the New Fund may, by mutual consent of the directors on behalf of each party, terminate this Agreement, and the Fund or the New Fund, after consultation with counsel and by consent of their directors or an officer authorized by such directors, may waive any condition to their respective obligations hereunder, provided, however, that neither party may waive the conditions contained in Section 8(a) or 9(a) of this Agreement. If the transactions contemplated by this Agreement have not been substantially completed by June 24, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Fund and the New Fund.

     13. COVENANTS, ETC. DEEMED MATERIAL. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     14. SOLE AGREEMENT; AMENDMENTS; GOVERNING LAW. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of the State of Maryland.

                                           Hartford [       ] HLS Fund, Inc.

                                           By:
                                           ----------------------------------
                                               [Name, Title]

                                           Hartford Series Fund, Inc., on behalf
                                           of its series
                                           Hartford [               ]
                                           HLS Fund

                                           By:
                                           ----------------------------------
                                               [Name, Title]

                                                 HARTFORD-INSURANCE PROXY (5/02)

HARTFORD HLS FUNDS                         VOTING ON THE INTERNET
P. O. BOX 9123                * Read the Proxy Statement and have this card
HINGHAM MA 02043-9123           at hand
                              * Log on to WWW.PROXYWEB.COM
                              * Enter your CONTROL NUMBER and follow the
                                on-screen instructions
                              * If you vote on the Internet, do not return
                                this paper ballot

*** CONTROL NUMBER: [Number] ***


              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
                      HARTFORD LIFE INSURANCE COMPANY AND
                        AFFILIATED INSURANCE COMPANIES,
                       FORTIS BENEFITS INSURANCE COMPANY,
                      FIRST FORTIS LIFE INSURANCE COMPANY,
                    AND THE BOARD OF DIRECTORS OF YOUR FUND


[Name of Fund]


                         VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS
                                                        TO BE HELD JULY 16, 2002

The undersigned is the owner of a variable annuity or variable insurance contract issued by Hartford Life Insurance Company, an affiliate of Hartford Life Insurance Company, Fortis Benefits Insurance Company, or First Fortis Life Insurance Company. (The issuer of such contract being referred to herein as the "Issuer.") The undersigned hereby instructs the Issuer to represent and vote, as designated herein, the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity or variable insurance contract as of May 9, 2002 at a Special Meeting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy
Statement is acknowledged by your execution of these voting instructions.

                                               Date _______________

                                      Mark, sign, date and return these voting
                                    instructions in the addressed envelope - no
                                                 postage required.


                                    ____________________________________________



                                    ____________________________________________
                                    Shareholder(s) sign(s) here

                                    Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

                                                                    HARTFORD HLS

These voting instructions will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN ITS DISCRETION, THE ISSUER IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the issuer may vote all of the shares represented hereby for the election of a substitute nominee. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this instruction form and return it in the envelope provided.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO EACH FUND.

I.   To elect the following nominees to the Board of Directors:                          FOR        WITHHOLD    FOR ALL
     (01) Winifred Ellen Coleman, (02) Dr. Robert M. Gavin,                              ALL          ALL       EXCEPT *
     (03) Duane E. Hill, (04) William Atchison O'Neill,
     (05) Phillip O. Peterson, (06) Millard Handley Pryor, Jr.,
     (07) Lowndes Andrew Smith, (08) John Kelley Springer and (09) David M.
     Znamierowski                                                                        [ ]          [ ]         [ ]   I.

     ------------------------------------------------------------------------
     * TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE BOX
     "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE ABOVE.

II.  To approve proposals to adopt, eliminate, or revise certain fundamental             FOR        AGAINST     ABSTAIN
     investment policies of the Fund. (Letters correspond to letter designations in the Proxy Statement.)

     A(i). Proposal to revise the fundamental policy regarding the issuing of            [ ]          [ ]         [ ]   A(i).
           senior securities.

     A(ii). Proposal to revise the fundamental policy regarding the borrowing of         [ ]          [ ]         [ ]   A(ii)
            money.

     B.   Proposal to revise the fundamental policy regarding investment                 [ ]          [ ]         [ ]   B.
          concentrations within a particular industry.

     D.   Proposal to revise the fundamental policy regarding the making of              [ ]          [ ]         [ ]   D.
          loans.

     E.   Proposal to revise the fundamental policy regarding underwriting               [ ]          [ ]         [ ]   E.
          securities.

     F.   Proposal to revise the fundamental policy regarding investments in             [ ]          [ ]         [ ]   F.
          real estate and interests therein.

     G.   Proposal to revise the fundamental policy regarding purchases and              [ ]          [ ]         [ ]   G.
          sales of commodities and commodities contracts.

     H.   Proposal to eliminate the fundamental policy regarding the                     [ ]          [ ]         [ ]   H.
          diversification of investments.

III. To convert the investment objective from fundamental to non-fundamental.            [ ]          [ ]         [ ]   III.

IV.  To reorganize the Fund from a Maryland corporation into a series of                 [ ]          [ ]         [ ]   IV.
     Hartford Series Fund, Inc., a Maryland corporation.

                            ADVISER, BOND, CAP APP, DIV & GR, GL ADV, INDEX, INT'L OPP, MIDCAP, MMKT, MORT. SEC, SMCO, STOCK

HARTFORD HLS FUNDS                         VOTING ON THE INTERNET
P. O. BOX 9123                * Read the Proxy Statement and have this card
HINGHAM MA 02043-9123           at hand
                              * Log on to WWW.PROXYWEB.COM
                              * Enter your CONTROL NUMBER and follow the
                                on-screen instructions
                              * If you vote on the Internet, do not return
                                this paper ballot


***CONTROL NUMBER: [Number] ***


              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
                      HARTFORD LIFE INSURANCE COMPANY AND
                        AFFILIATED INSURANCE COMPANIES,
                       FORTIS BENEFITS INSURANCE COMPANY,
                      FIRST FORTIS LIFE INSURANCE COMPANY,
                    AND THE BOARD OF DIRECTORS OF YOUR FUND



                         VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS
                                                        TO BE HELD JULY 16, 2002

[Name of Fund]


The undersigned is the owner of a variable annuity or variable insurance contract issued by Hartford Life Insurance Company, an affiliate of Hartford Life Insurance Company, Fortis Benefits Insurance Company, or First Fortis Life Insurance Company. (The issuer of such contract being referred to herein as the "Issuer.") The undersigned hereby instructs the Issuer to represent and vote, as designated herein, the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity or variable insurance contract as of May 9, 2002 at a Special Meeting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by your execution of these voting instructions.

                                               Date _______________

                                      Mark, sign, date and return these voting
                                    instructions in the addressed envelope - no
                                                 postage required.


                                    ____________________________________________



                                    ____________________________________________
                                    Shareholder(s) sign(s) here

                                    Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

                                                                    HARTFORD HLS

These voting instructions will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN ITS DISCRETION, THE ISSUER IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the Issuer may vote all of the shares represented hereby for the election of a substitute nominee. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this instruction form and return it in the envelope provided.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO EACH FUND.

I.   To elect the following nominees to the Board of Directors:                          FOR        WITHHOLD    FOR ALL
     (01) Winifred Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill,          ALL          ALL       EXCEPT *
     (04) William Atchison O'Neill, (05) Phillip O. Peterson, (06) Millard
     Handley Pryor, Jr., (07) Lowndes Andrew Smith, (08) John Kelley Springer
     and (09) David M. Znamierowski                                                      [ ]          [ ]         [ ]   I.


     ___________________________________________________________________________
     * TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE BOX
     "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE ABOVE.

II.  To approve proposals to adopt, eliminate, or revise certain fundamental             FOR        AGAINST     ABSTAIN
     investment policies of the Fund. (Letters correspond to letter designations in the Proxy Statement.)

     A(i).  Proposal to revise the fundamental policy regarding the issuing of           [ ]          [ ]         [ ]   A(i).
            senior securities.

     A(ii). Proposal to revise the fundamental policy regarding the borrowing of         [ ]          [ ]         [ ]   A(ii)
            money.

     B.   Proposal to revise the fundamental policy regarding investment                 [ ]          [ ]         [ ]   B.
          concentrations within a particular industry.

     D.   Proposal to revise the fundamental policy regarding the making of              [ ]          [ ]         [ ]   D.
          loans.

     E.   Proposal to revise the fundamental policy regarding underwriting               [ ]          [ ]         [ ]   E.
          securities.

     F.   Proposal to revise the fundamental policy regarding investments in             [ ]          [ ]         [ ]   F.
          real estate and interests therein.

     G.   Proposal to revise the fundamental policy regarding purchases and              [ ]          [ ]         [ ]   G.
          sales of commodities and commodities contracts.

     H.   Proposal to eliminate the fundamental policy regarding the                     [ ]          [ ]         [ ]   H.
          diversification of investments.

                                                  INT'L CAP APP, INT'L SM CO,
                                                  MIDCAP VAL, VALUE, GROWTH

HARTFORD HLS FUNDS                         VOTING ON THE INTERNET
P. O. BOX 9123                * Read the Proxy Statement and have this card
HINGHAM MA 02043-9123           at hand
                              * Log on to WWW.PROXYWEB.COM
                              * Enter your CONTROL NUMBER and follow the
                                on-screen instructions
                              * If you vote on the Internet, do not return
                                this paper ballot

*** CONTROL NUMBER: [Number] ***


       THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF HARTFORD LIFE
             INSURANCE COMPANY AND AFFILIATED INSURANCE COMPANIES,
                       FORTIS BENEFITS INSURANCE COMPANY,
                      FIRST FORTIS LIFE INSURANCE COMPANY
                    AND THE BOARD OF DIRECTORS OF YOUR FUND


                         VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS
                                                        TO BE HELD JULY 16, 2002

[Name of Fund]

The undersigned is the owner of a variable annuity or variable insurance contract issued by Hartford Life Insurance Company, an affiliate of Hartford Life Insurance Company, Fortis Benefits Insurance Company, or First Fortis Life Insurance Company. (The issuer of such contract being referred to herein as the "Issuer.") The undersigned hereby instructs the Issuer to represent and vote, as designated herein, the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity or variable insurance contract as of May 9, 2002 at a Special Meeting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by your execution of these voting instructions.

                                               Date _______________

                                      Mark, sign, date and return these voting
                                    instructions in the addressed envelope - no
                                                 postage required.


                                    ____________________________________________



                                    ____________________________________________

                                    Shareholder(s) sign(s) here

                                    Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

                                                                    HARTFORD HLS

These voting instructions will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN ITS DISCRETION, THE ISSUER IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the Issuer may vote all of the shares represented hereby for the election of a substitute nominee. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this instruction form and return it in the envelope provided.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO EACH FUND.

I.    To elect the following nominees to the Board of Directors:                                   FOR     WITHHOLD    FOR ALL
                                                                                                   ALL       ALL       EXCEPT *
      (01) Winifred Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill, (04) William
      Atchison O'Neill, (05) Phillip O. Peterson, (06) Millard Handley Pryor, Jr., (07) Lowndes
      Andrew Smith, (08) John Kelley Springer, and (09) David M. Znamierowski                      [ ]       [ ]         [ ]   I.

--------------------------------------------------------------------------------

      * TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE BOX "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE ABOVE.

II.  To approve proposals to adopt, eliminate, or revise certain fundamental investment
     policies of the Fund.                                                                         FOR     AGAINST     ABSTAIN
     (Letters correspond to letter designations in the Proxy Statement.)

     A(i).  Proposal to revise the fundamental policy regarding the issuing of senior securities.  [ ]       [ ]         [ ]  A(i).

     A(ii).  Proposal to revise the fundamental policy regarding the borrowing of money.           [ ]       [ ]         [ ]  A(ii).

     B.  Proposal to revise the fundamental policy regarding investment concentrations within a
         particular industry.                                                                      [ ]       [ ]         [ ]  B.

     D.  Proposal to revise the fundamental policy regarding the making of loans.                  [ ]       [ ]         [ ]  D.

     E.  Proposal to revise the fundamental policy regarding underwriting securities.              [ ]       [ ]         [ ]  E.

     F.  Proposal to revise the fundamental policy regarding investments in real estate and
         interests therein.                                                                        [ ]       [ ]         [ ]  F.

     G.  Proposal to revise the fundamental policy regarding purchases and sales of commodities    [ ]       [ ]         [ ]  G.
         and commodities contracts.

     H.  Proposal to eliminate the fundamental policy regarding the diversification of             [ ]       [ ]         [ ]  H.
         investments.

III.  To convert the investment objective from fundamental to non-fundamental.                     [ ]       [ ]         [ ]  III.

                                                   GL LDRS, G&I, HIGH YIELD

HARTFORD HLS FUNDS                         VOTING ON THE INTERNET
P. O. BOX 9123                * Read the Proxy Statement and have this card
HINGHAM MA 02043-9123           at hand
                              * Log on to WWW.PROXYWEB.COM
                              * Enter your CONTROL NUMBER and follow the
                                on-screen instructions
                              * If you vote on the Internet, do not return
                                this paper ballot

***CONTROL NUMBER: [Number] ***

              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
                       HARTFORD LIFE INSURANCE COMPANY AND
                         AFFILIATED INSURANCE COMPANIES,
                       FORTIS BENEFITS INSURANCE COMPANY,
                      FIRST FORTIS LIFE INSURANCE COMPANY
                    AND THE BOARD OF DIRECTORS OF YOUR FUND


                         VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS
                                                        TO BE HELD JULY 16, 2002

[Name of Fund]

The undersigned is the owner of a variable annuity or variable insurance contract issued by Hartford Life Insurance Company, an affiliate of Hartford Life Insurance Company, Fortis Benefits Insurance Company, or First Fortis Life Insurance Company. (The issuer of such contract being referred to herein as the "Issuer.") The undersigned hereby instructs the Issuer to represent and vote, as designated herein, the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity or variable insurance contract as of May 9, 2002 at a Special Meeting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by your execution of these voting instructions.

                                               Date _______________

                                      Mark, sign, date and return these voting
                                    instructions in the addressed envelope - no
                                                 postage required.


                                    ____________________________________________



                                    ____________________________________________

                                    Shareholder(s) sign(s) here

                                    Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

                                                                    HARTFORD HLS

These voting instructions will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE ISSUER IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the Issuer may vote all of the shares represented hereby for the election of a substitute nominee. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this instruction form and return it in the envelope provided.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO YOUR FUND.

I.    To elect the following nominees to the Board of Directors:                                   FOR        WITHHOLD   FOR ALL
                                                                                                   ALL          ALL      EXCEPT *
     (01) Winifred Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill,
     (04) William Atchison O'Neill, (05) Phillip O. Peterson, (06) Millard Handley Pryor, Jr.,
     (07) Lowndes Andrew Smith, (08) John Kelley Springer, and (09) David M. Znamierowski          [ ]          [ ]        [ ] I.

     ------------------------------------------------------------------------
     * TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE BOX
       "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE ABOVE.

II.  To approve proposals to adopt, eliminate, or revise certain fundamental investment
     policies of the Fund.                                                                         FOR        AGAINST    ABSTAIN
     (Letters correspond to letter designations in the Proxy Statement.)

     A(i).  Proposal to revise the fundamental policy regarding the issuing of                     [ ]          [ ]       [ ] A(i).
            senior securities.

     A(ii). Proposal to revise the fundamental policy regarding the borrowing of                   [ ]          [ ]       [ ] A(ii).
            money.

     C.  Proposal concerning fundamental policy regarding investments within certain               [ ]          [ ]       [ ] C.
         industries.

     D.  Proposal to revise the fundamental policy regarding the making of loans.                  [ ]          [ ]       [ ] D.

     E.  Proposal to revise the fundamental policy regarding underwriting securities.              [ ]          [ ]       [ ] E.

     F.  Proposal to revise the fundamental policy regarding investments in real                   [ ]          [ ]       [ ] F.
         estate andinterests therein.

     G.  Proposal to revise the fundamental policy regarding purchases and sales of                [ ]          [ ]       [ ] G.
         commodities and commodities contracts.

III. To convert the investment objective from fundamental to non-fundamental.                      [ ]          [ ]       [ ] III.



                                                GLOBAL HEALTH, GLOBAL TECH.

HARTFORD HLS FUNDS                              VOTING ON THE INTERNET
P. O. BOX 9123                     * Read the Proxy Statement and have this card
HINGHAM MA 02043-9123                at hand
                                   * Log on to WWW.PROXYWEB.COM
                                   * Enter your CONTROL NUMBER and follow the
                                     on-screen instructions
                                   * If you vote on the Internet, do not return
                                     this paper ballot

***  CONTROL NUMBER: [Number] ***

              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
                      HARTFORD LIFE INSURANCE COMPANY AND
                         AFFILIATED INSURANCE COMPANIES,
                       FORTIS BENEFITS INSURANCE COMPANY,
                      FIRST FORTIS LIFE INSURANCE COMPANY
                    AND THE BOARD OF DIRECTORS OF YOUR FUND


                                         VOTING INSTRUCTIONS FOR SPECIAL MEETING
                                        OF SHAREHOLDERS TO BE HELD JULY 16, 2002

[Name of Fund]

The undersigned is the owner of a variable annuity or variable insurance contract issued by Hartford Life Insurance Company, an affiliate of Hartford Life Insurance Company, Fortis Benefits Insurance Company, or First Fortis Life Insurance Company. (The issuer of such contract being referred to herein as the "Issuer.") The undersigned hereby instructs the Issuer to represent and vote, as designated herein, the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity or variable insurance contract as of May 9, 2002 at a Special Meeting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by your execution of these voting instructions.

                                               Date _______________

                                      Mark, sign, date and return these voting
                                    instructions in the addressed envelope - no
                                                 postage required.


                                    ____________________________________________



                                    ____________________________________________

                                    Shareholder(s) sign(s) here

                                    Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

                                                                    HARTFORD HLS

These voting instructions will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE ISSUER IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the Issuer may vote all of the shares represented hereby for the election of a substitute nominee. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this instruction form and return it in the envelope provided.

 PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO YOUR FUND.

   I. To elect the following nominees to the Board of Directors:                            FOR        WITHHOLD      FOR ALL
                                                                                            ALL           ALL         EXCEPT *
     (01) Winifred Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill,             [ ]           [ ]           [ ]
     (04) William Atchison O'Neill, (05) Phillip O. Peterson,
     (06) Millard Handley Pryor, Jr., (07) Lowndes Andrew Smith,
     (08) John Kelley Springer, and (09) David M. Znamierowski


      --------------------------------------------------------------------------

      *  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE BOX
         "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE ABOVE.

                                                                                            FOR         AGAINST       ABSTAIN
   II. To approve proposals to adopt, eliminate, or revise certain fundamental investment policies of the Fund.
       (Letters correspond to letter designations in the Proxy Statement.)

      A(i).  Proposal to revise the fundamental policy regarding the issuing of             [ ]           [ ]           [ ]   A(i).
             senior securities.

      A(ii). Proposal to revise the fundamental policy regarding the borrowing              [ ]           [ ]           [ ]   A(ii).
             of money.

      C.  Proposal concerning fundamental policy regarding investments within               [ ]           [ ]           [ ]   C.
          certain industries.

      D.  Proposal to revise the fundamental policy regarding the making of loans.          [ ]           [ ]           [ ]   D.

      E.  Proposal to revise the fundamental policy regarding underwriting securities.      [ ]           [ ]           [ ]   E.

      F.  Proposal to revise the fundamental policy regarding investments in                [ ]           [ ]           [ ]   F.
          real estate and interests therein.

      G.  Proposal to revise the fundamental policy regarding purchases and                 [ ]           [ ]           [ ]   G.
          sales of commodities and commodities contracts.





                                                                                                GLOBAL COMM, GLOBAL FIN.

HARTFORD HLS FUNDS                              VOTING ON THE INTERNET
P. O. BOX 9123                     * Read the Proxy Statement and have this card
HINGHAM MA 02043-9123                at hand
                                   * Log on to WWW.PROXYWEB.COM
                                   * Enter your CONTROL NUMBER and follow the
                                     on-screen instructions
                                   * If you vote on the Internet, do not return
                                     this paper ballot

***  CONTROL NUMBER: [Number] ***

              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
                       HARTFORD LIFE INSURANCE COMPANY AND
                         AFFILIATED INSURANCE COMPANIES,
                       FORTIS BENEFITS INSURANCE COMPANY,
                      FIRST FORTIS LIFE INSURANCE COMPANY,
                    AND THE BOARD OF DIRECTORS OF YOUR FUND

                         VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS
                                                        TO BE HELD JULY 16, 2002
[Name of Fund]

The undersigned is the owner of a variable annuity or variable insurance contract issued by Hartford Life Insurance Company, an affiliate of Hartford Life Insurance Company, Fortis Benefits Insurance Company, or First Fortis Life Insurance Company. (The issuer of such contract being referred to herein as the "Issuer.") The undersigned hereby instructs the Issuer to represent and vote, as designated herein, the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity or variable insurance contract as of May 9, 2002 at a Special Meeting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by your execution of these voting instructions.

                                               Date _______________

                                      Mark, sign, date and return these voting
                                    instructions in the addressed envelope - no
                                                 postage required.


                                    ____________________________________________



                                    ____________________________________________

                                    Shareholder(s) sign(s) here

                                    Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

                                                                    HARTFORD HLS

These voting instructions will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN ITS DISCRETION, THE ISSUER IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the Issuer may vote all of the shares represented hereby for the election of a substitute nominee. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this instruction form and return it in the envelope provided.

 PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO EACH FUND.


   I. To elect the following nominees to the Board of Directors:                            FOR        WITHHOLD      FOR ALL
                                                                                            ALL           ALL         EXCEPT *
     (01) Winifred Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill,             [ ]           [ ]           [ ]  I.
     (04) William Atchison O'Neill, (05) Phillip O. Peterson,
     (06) Millard Handley Pryor, Jr., (07) Lowndes Andrew Smith,
     (08) John Kelley Springer, and (09) David M. Znamierowski


      --------------------------------------------------------------------------

      *  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE BOX
         "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE ABOVE.

                                                                                            FOR         AGAINST       ABSTAIN
   II. To approve proposals to adopt, eliminate, or revise certain fundamental investment policies of the Fund.
      (Letters correspond to letter designations in the Proxy Statement.)

      A(i).  Proposal to revise the fundamental policy regarding the issuing of             [ ]           [ ]           [ ]   A(i).
             senior securities.

      A(ii).  Proposal to revise the fundamental policy regarding the borrowing             [ ]           [ ]           [ ]   A(ii).
              of money.

      B.  Proposal to revise the fundamental policy regarding investment                    [ ]           [ ]           [ ]   B.
          concentrations within a particular industry.

      D.  Proposal to revise the fundamental policy regarding the making of loans.          [ ]           [ ]           [ ]   D.

      E.  Proposal to revise the fundamental policy regarding underwriting securities.      [ ]           [ ]           [ ]   E.

      F.  Proposal to revise the fundamental policy regarding investments in                [ ]           [ ]           [ ]   F.
          real estate and interests therein.

      G. Proposal to revise the fundamental policy regarding purchases and sales            [ ]           [ ]           [ ]   G.
         of commodities and commodities contracts.





                                                                                                       FOCUS

HARTFORD HLS FUNDS                              VOTING ON THE INTERNET
P. O. BOX 9123                     * Read the Proxy Statement and have this card
HINGHAM MA 02043-9123                at hand
                                   * Log on to WWW.PROXYWEB.COM
                                   * Enter your CONTROL NUMBER and follow the
                                     on-screen instructions
                                   * If you vote on the Internet, do not return
                                     this paper ballot

*** CONTROL NUMBER:  [Number] ***

                                            THIS PROXY IS SOLICITED ON BEHALF OF
                                                          THE BOARD OF DIRECTORS

                                       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                        TO BE HELD JULY 16, 2002

[Name of Fund]

The undersigned appoints David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the "Fund") held by the undersigned on May 9, 2002, at a Special Meeting of Shareholders of the Fund, to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, on July 16, 2002, at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

                                               Date _______________

                                     PLEASE VOTE, DATE AND SIGN AND PROMPTLY
                                   RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

                                    ____________________________________________



                                    ____________________________________________
                                    Shareholder(s) sign here

                                    Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.



                                                         HARTFORD HLS PROXY CARD

This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee. A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the envelope provided.

 PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO YOUR FUND.

   I. To elect the following nominees to the Board of Directors:                            FOR        WITHHOLD      FOR ALL
                                                                                            ALL           ALL         EXCEPT *
  (01) Winifred Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill,             [ ]           [ ]           [ ]   I.
  (04) William Atchison O'Neill, (05) Phillip O. Peterson,
  (06) Millard Handley Pryor, Jr., (07) Lowndes Andrew Smith,
  (08) John Kelley Springer and (09) David M. Znamierowski


   -------------------------------------------------------------------------
   *  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE BOX
      "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE ABOVE.

II. To approve proposals to adopt, eliminate, or revise certain fundamental investment policies of the Fund.
    (Letters correspond to letter designations in the proxy statement.)

     A(i).  Proposal to revise the fundamental policy regarding the issuing of           [ ]           [ ]           [ ]   A(i).
            senior securities.

     A(ii). Proposal to revise the fundamental policy regarding the borrowing            [ ]           [ ]           [ ]   A(ii).
            of money.

     B. Proposal to revise the fundamental policy regarding investment                   [ ]           [ ]           [ ]   B.
        concentrations within a particular industry.

     D. Proposal to revise the fundamental policy regarding the making of loans.         [ ]           [ ]           [ ]   D.

     E. Proposal to revise the fundamental policy regarding underwriting securities.     [ ]           [ ]           [ ]   E.

     F. Proposal to revise the fundamental policy regarding investments in real          [ ]           [ ]           [ ]   F.
        estate and interests therein.

     G. Proposal to revise the fundamental policy regarding purchases and sales          [ ]           [ ]           [ ]   G.
        of commodities and commodities contracts.

     H. Proposal to eliminate the fundamental policy regarding the diversification       [ ]           [ ]           [ ]   H.
        of investments.

III. To convert the investment objective from fundamental to non-fundamental.            [ ]           [ ]           [ ]   III.

IV.  To reorganize the Fund from a Maryland corporation into a series of                 [ ]           [ ]           [ ]   IV.
     Hartford Series Fund, Inc., a Maryland corporation.


                                                                                ADVISER, BOND, CAP APP, DIV & GR, GL ADV, INDEX,
                                                                                INT'L OPP, MIDCAP, MMKT, MORT. SEC, SMCO, STOCK - PC

HARTFORD HLS FUNDS                              VOTING ON THE INTERNET
P. O. BOX 9123                     * Read the Proxy Statement and have this card
HINGHAM MA 02043-9123                at hand
                                   * Log on to WWW.PROXYWEB.COM
                                   * Enter your CONTROL NUMBER and follow the
                                     on-screen instructions
                                   * If you vote on the Internet, do not return
                                     this paper ballot

***  CONTROL NUMBER: [Number] ***

                                            THIS PROXY IS SOLICITED ON BEHALF OF
                                                          THE BOARD OF DIRECTORS

                                       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                        TO BE HELD JULY 16, 2002
[Name of Fund]

The undersigned appoints David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the "Fund") held by the undersigned on May 9, 2002, at a Special Meeting of Shareholders of the Fund, to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, on July 16, 2002, at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

                                               Date _______________

                                   PLEASE VOTE, DATE AND SIGN AND PROMPTLY
                                   RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


                                    ____________________________________________



                                    ____________________________________________

                                    Shareholder(s) sign(s) here

                                    Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

                                                         HARTFORD HLS PROXY CARD

This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee. A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the envelope provided.

 PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

 PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS TO YOUR FUND.

   I. To elect the following nominees to the Board of Directors:                     FOR        WITHHOLD      FOR ALL
                                                                                     ALL           ALL         EXCEPT *
     (01) Winifred Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill,       [ ]          [ ]           [ ] I.
     (04) William Atchison O'Neill, (05) Phillip O. Peterson,
     (06) Millard Handley Pryor, Jr., (07) Lowndes Andrew Smith,
     (08) John Kelley Springer and (09) David M. Znamierowski


      --------------------------------------------------------------------------
      *  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE BOX
         "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE ABOVE.

                                                                                      FOR        AGAINST        ABSTAIN
   II. To approve proposals to adopt, eliminate, or revise certain fundamental investment policies of the Fund.
      (Letters correspond to letter designations in the proxy statement.)

      A(i).  Proposal to revise the fundamental policy regarding the issuing of       [ ]          [ ]           [ ]  A(i).
             senior securities.

      A(ii). Proposal to revise the fundamental policy regarding the borrowing        [ ]          [ ]           [ ]  A(ii).
             of money.

      B. Proposal to revise the fundamental policy regarding investment               [ ]          [ ]           [ ]  B.
         concentrations within a particular industry.


      D. Proposal to revise the fundamental policy regarding the making of loans.     [ ]          [ ]           [ ]  D.

      E. Proposal to revise the fundamental policy regarding underwriting securities. [ ]          [ ]           [ ]  E.

      F. Proposal to revise the fundamental policy regarding investments in real      [ ]          [ ]           [ ]  F.
         estate and interests therein.

      G. Proposal to revise the fundamental policy regarding purchases and sales of   [ ]          [ ]           [ ]  G.
         commodities and commodities contracts.

      H. Proposal to eliminate the fundamental policy regarding the                   [ ]          [ ]           [ ]  H.
         diversification of investments.

                                                                                                 INT'L CAP APP, INT'L SM CO,
                                                                                                MIDCAP VAL, VALUE, GROWTH - PC

HARTFORD HLS FUNDS                              VOTING ON THE INTERNET
P. O. BOX 9123                     * Read the Proxy Statement and have this card
HINGHAM MA 02043-9123                at hand
                                   * Log on to WWW.PROXYWEB.COM
                                   * Enter your CONTROL NUMBER and follow the
                                     on-screen instructions
                                   * If you vote on the Internet, do not return
                                     this paper ballot

*** CONTROL NUMBER: [Number] ***

                                            THIS PROXY IS SOLICITED ON BEHALF OF
                                                          THE BOARD OF DIRECTORS

                                       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                        TO BE HELD JULY 16, 2002
[Name of Fund]

The undersigned appoints David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the "Fund") held by the undersigned on May 9, 2002, at a Special Meeting of Shareholders of the Fund, to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089, on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.


                                               Date _______________

                                   PLEASE VOTE, DATE AND SIGN AND PROMPTLY
                                   RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


                                    ____________________________________________



                                    ____________________________________________

                                    Shareholder(s) sign here

                                    Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.


                                                         HARTFORD HLS PROXY CARD

This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee. A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the envelope provided.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO YOUR FUND.

I.  To elect the following nominees to the Board of Directors:
                                                                                                    FOR     WITHHOLD    FOR ALL
                                                                                                    ALL       ALL       EXCEPT *
(01) Winifred Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill,                          [ ]       [ ]         [ ] I.
(04) William Atchison O'Neill, (05) Phillip O. Peterson,
(06) Millard Handley Pryor, Jr., (07) Lowndes Andrew Smith,
(08) John Kelley Springer and (09) David M. Znamierowski

     ---------------------------------------------------------------------------
     *    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE BOX
          "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE ABOVE.

II. To approve proposals to adopt, eliminate, or revise certain fundamental investment policies of the Fund.
     (Letters correspond to letter designations in the proxy statement.)

                                                                                                      FOR  AGAINST   ABSTAIN

     A(i).   Proposal to revise the fundamental policy regarding the issuing of                       [ ]    [ ]     [ ]A(i).
             senior securities.

     A(ii).  Proposal to revise the fundamental policy regarding the borrowing of                     [ ]    [ ]     [ ]A(ii).
             money.

     B.      Proposal to revise the fundamental policy regarding investment                           [ ]    [ ]     [ ]B.
             concentrations within a particular industry.

     D.      Proposal to revise the fundamental policy regarding the making of loans.                 [ ]    [ ]     [ ]D.

     E.      Proposal to revise the fundamental policy regarding underwriting securities.             [ ]    [ ]     [ ]E.

     F.      Proposal to revise the fundamental policy regarding investments in real                  [ ]    [ ]     [ ]F.
             estate and interests therein.

     G.      Proposal to revise the fundamental policy regarding purchases and sales of               [ ]    [ ]     [ ]G.
             commodities and commodities contracts.

     H.      Proposal to eliminate the fundamental  policy regarding the diversification              [ ]    [ ]     [ ]H.
             of investments.

III. To convert the investment objective from fundamental to non-fundamental.                         [ ]    [ ]     [ ]III.



                                                                                             GL LDRS, G&I, HIGH YIELD - PC

HARTFORD HLS FUNDS                              VOTING ON THE INTERNET
P. O. BOX 9123                     * Read the Proxy Statement and have this card
HINGHAM MA 02043-9123                at hand
                                   * Log on to WWW.PROXYWEB.COM
                                   * Enter your CONTROL NUMBER and follow the
                                     on-screen instructions
                                   * If you vote on the Internet, do not return
                                     this paper ballot

*** CONTROL NUMBER: [Number] ***

                                            THIS PROXY IS SOLICITED ON BEHALF OF
                                                          THE BOARD OF DIRECTORS

                                       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                        TO BE HELD JULY 16, 2002

[Name of Fund]

The undersigned appoints David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the "Fund") held by the undersigned on May 9, 2002, at a Special Meeting of Shareholders of the Fund, to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, on July 16, 2002, at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at anytime before it is exercised.


                                               Date _______________

                                      PLEASE VOTE, DATE AND SIGN AND PROMPTLY
                                    RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
                                    ____________________________________________



                                    ____________________________________________

                                    Shareholder(s) sign(s) here

                                    Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.


                                                         Hartford HLS Proxy Card

This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee. A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the envelope provided.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO YOUR FUND.


I.  To elect the following nominees to the Board of Directors:
                                                                                                           FOR  WITHHOLD FOR ALL
                                                                                                           ALL    ALL    EXCEPT *
(01) Winifred Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill,                                 [ ]    [ ]     [ ] I.
(04) William Atchison O'Neill, (05) Phillip O. Peterson,
(06) Millard Handley Pryor, Jr., (07) Lowndes Andrew Smith,
(08) John Kelley Springer and (09) David M. Znamierowski

     ---------------------------------------------------------------------------
     *    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE BOX
          "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE ABOVE.

II. To approve proposals to adopt, eliminate, or revise certain fundamental investment policies of the Fund.
     (Letters correspond to letter designations in the proxy statement.)

                                                                                                          FOR  AGAINST   ABSTAIN
     A(i).   Proposal to revise the fundamental  policy regarding the issuing                             [ ]    [ ]     [ ]A(i).
             of senior securities.

     A(ii).  Proposal to revise the fundamental policy regarding the borrowing of                         [ ]    [ ]     [ ]A(ii).
             money.

     C.      Proposal concerning fundamental policy regarding investments within                          [ ]    [ ]     [ ]C.
             certain industries.

     D.      Proposal to revise the fundamental  policy regarding the making of loans.                    [ ]    [ ]     [ ]D.

     E.      Proposal to revise the fundamental  policy regarding underwriting securities.                [ ]    [ ]     [ ]E.

     F.      Proposal to revise the fundamental policy regarding investments in real                      [ ]    [ ]     [ ]F.
             estate and interests therein.

     G.      Proposal to revise the fundamental policy regarding purchases and sales of                   [ ]    [ ]     [ ]G.
             commodities and commodities contracts.

III. To convert the investment objective from fundamental to non-fundamental.                             [ ]    [ ]     [ ]III.



                                                                                                GLOBAL HEALTH, GLOBAL TECH. - PC

HARTFORD HLS FUNDS                              VOTING ON THE INTERNET
P. O. BOX 9123                     * Read the Proxy Statement and have this card
HINGHAM MA 02043-9123                at hand
                                   * Log on to WWW.PROXYWEB.COM
                                   * Enter your CONTROL NUMBER and follow the
                                     on-screen instructions
                                   * If you vote on the Internet, do not return
                                     this paper ballot

CONTROL NUMBER: [Number]

                                            THIS PROXY IS SOLICITED ON BEHALF OF
                                                          THE BOARD OF DIRECTORS

                                      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                       TO BE HELD JULY 16, 2002

[Name of Fund]

The undersigned appoints David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the "Fund") held by the undersigned on May 9, 2002, at a Special Meeting of Shareholders of the Fund, to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, on July 16, 2002, at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

                                               Date _______________

                                    PLEASE VOTE, DATE AND SIGN AND PROMPTLY
                                    RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

                                    ____________________________________________



                                    ____________________________________________

                                    Shareholder(s) sign here

                                    Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.


                                    HARTFORD HLS PROXY CARD

This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee. A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the envelope provided.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO YOUR FUND.

I.  To elect the following nominees to the Board of Directors:                                            FOR  WITHHOLD  FOR ALL
                                                                                                          ALL    ALL     EXCEPT *

(01) Winifred Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill,                                [ ]    [ ]     [ ] I.
(04) William Atchison O'Neill, (05) Phillip O. Peterson,
(06) Millard Handley Pryor, Jr., (07) Lowndes Andrew Smith,
(08) John Kelley Springer and (09) David M. Znamierowski

     ---------------------------------------------------------------------------
     *    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE BOX
          "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE ABOVE.

II. To approve proposals to adopt, eliminate, or revise certain fundamental investment policies of the Fund.
     (Letters correspond to letter designations in the proxy statement.)

                                                                                                           FOR  AGAINST   ABSTAIN
     A(i).   Proposal to revise the fundamental policy regarding the issuing of                            [ ]    [ ]     [ ]A(i).
             senior securities.

     A(ii).  Proposal to revise the fundamental policy regarding the borrowing of                          [ ]    [ ]     [ ]A(ii).
             money.

     C.      Proposal concerning fundamental policy  regarding investments within                          [ ]    [ ]     [ ]C.
             certain industries.

     D.      Proposal to revise the fundamental policy regarding the making of loans.                      [ ]    [ ]     [ ]D.


     E.      Proposal to revise the fundamental policy regarding underwriting securities.                  [ ]    [ ]     [ ]E.


     F.      Proposal to revise the fundamental  policy regarding investments in real                      [ ]    [ ]     [ ]F.
             estate and interests therein.

     G.      Proposal to revise the fundamental policy regarding purchases and sales of                    [ ]    [ ]     [ ]G.
             commodities and commodities contracts.



                                                                                                 GLOBAL COMM, GLOBAL FIN. - PC

HARTFORD HLS FUNDS                              VOTING ON THE INTERNET
P. O. BOX 9123                     * Read the Proxy Statement and have this card
HINGHAM MA 02043-9123                at hand
                                   * Log on to WWW.PROXYWEB.COM
                                   * Enter your CONTROL NUMBER and follow the
                                     on-screen instructions
                                   * If you vote on the Internet, do not return
                                     this paper ballot

*** CONTROL NUMBER: [Number] ***

                                            THIS PROXY IS SOLICITED ON BEHALF OF
                                                          THE BOARD OF DIRECTORS

                                       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                        TO BE HELD JULY 16, 2002

[Name of Fund]

The undersigned appoints David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the "Fund") held by the undersigned on May 9, 2002, at a Special Meeting of Shareholders of the Fund, to be held at the offices of HL investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, on July 16, 2002, at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

                                               Date _______________

                                       PLEASE VOTE, DATE AND SIGN AND PROMPTLY
                                     RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


                                    ____________________________________________



                                    ____________________________________________

                                    Shareholder(s) sign here

                                    Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.


                                                         HARTFORD HLS PROXY CARD

This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee. A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the envelope provided.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO YOUR FUND.

I.   To elect the following nominees to the Board of Directors:                                    FOR  WITHHOLD  FOR ALL
                                                                                                   ALL    ALL     EXCEPT *

     (01) Winifred Ellen Coleman,  (02) Dr. Robert M. Gavin,  (03) Duane E. Hill,                  [ ]    [ ]     [ ] I.
     (04) William Atchison O'Neill, (05) Phillip O. Peterson,
     (06) Millard Handley Pryor, Jr., (07) Lowndes Andrew Smith,
     (08) John Kelley Springer, and (09) David M. Znamierowski

     ---------------------------------------------------------------------------
     *   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE BOX
         "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE ABOVE.

II. To approve proposals to adopt, eliminate, or revise certain fundamental investment policies of the Fund.
     (Letters correspond to letter designations in the proxy statement.)

                                                                                                   FOR  AGAINST   ABSTAIN
     A(i).   Proposal to revise the fundamental policy regarding the issuing                       [ ]    [ ]     [ ]A(i).
             of senior securities.

     A(ii).  Proposal to revise the fundamental policy regarding the borrowing of                  [ ]    [ ]     [ ]A(ii).
             money.

     B.      Proposal to revise the fundamental policy regarding investment                        [ ]    [ ]     [ ]B.
             concentrations within a particular industry.

     D.      Proposal to revise the fundamental policy regarding the making of loans.              [ ]    [ ]     [ ]D.

     E.      Proposal to revise the fundamental policy regarding underwriting securities.          [ ]    [ ]     [ ]E.

     F.      Proposal to revise the fundamental policy regarding investments in real               [ ]    [ ]     [ ]F.
             estate and interests therein.

     G.      Proposal to revise the fundamental policy regarding purchases and sales of            [ ]    [ ]     [ ]G.
             commodities and commodities contracts.
                                                                                                               Focus-PC

[LOGO]
The Hartford Financial Services


                          INTERNET PROXY VOTING SERVICE
                             VOTING INSTRUCTION FORM
                               HARTFORD HLS FUNDS
                                 [NAME OF FUND]

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF HARTFORD LIFE INSURANCE COMPANY AND AFFILIATED INSURANCE COMPANIES, FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY, AND THE BOARD OF DIRECTORS OF YOUR FUND.

VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

I am the owner of a variable annuity or variable insurance contract issued by Hartford Life Insurance Company, an affiliate of Hartford Life Insurance Company, Fortis Benefits Insurance Company, or First Fortis Life Insurance Company (the issuer of such contract being referred to herein as the "Issuer"). By submitting these voting instructions, I hereby instruct the Issuer to represent and vote, as designated below, the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to my variable annuity or variable insurance contract as of May 9, 2002 at a Special Meeting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by my submission of these voting instructions.

These voting instructions will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN ITS DISCRETION, THE ISSUER IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the Issuer may vote all of the shares represented hereby for the election of a substitute nominee.

When using 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.           TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF   [ ]  FOR ALL
                      DIRECTORS:
                      (01) WINIFRED ELLEN COLEMAN,                      [ ]  WITHHOLD ALL
                      (02) DR. ROBERT M. GAVIN,
                      (03) DUANE E. HILL,                               [ ]  FOR ALL EXCEPT:
                      (04) WILLIAM ATCHISON O'NEILL,
                      (05) PHILLIP O. PETERSON,
                      (06) MILLARD HANDLEY PRYOR, JR.,
                      (07) LOWNDES ANDREW SMITH,
                      (08) JOHN KELLEY SPRINGER AND
                      (09) DAVID M. ZNAMIEROWSKI
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.           TO APPROVE PROPOSALS TO ADOPT, ELIMINATE, OR
                      REVISE CERTAIN FUNDAMENTAL INVESTMENT POLICIES
                      OF THE FUNDS.  (LETTERS CORRESPOND TO LETTER
                      DESIGNATIONS IN THE PROXY STATEMENT.)
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(i).       PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE ISSUING OF SENIOR SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(ii).      PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE BORROWING OF MONEY.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2b.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING INVESTMENT CONCENTRATIONS WITHIN A
                      PARTICULAR INDUSTRY.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2d.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE MAKING OF LOANS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2e.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING UNDERWRITING SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2f.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING INVESTMENTS IN REAL ESTATE AND
                      INTERESTS THEREIN.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2g.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING PURCHASES AND SALES OF COMMODITIES
                      AND COMMODITIES CONTRACTS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2h.          PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY      [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE DIVERSIFICATION OF INVESTMENTS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.           TO CONVERT THE INVESTMENT OBJECTIVE FROM          [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      FUNDAMENTAL TO NON-FUNDAMENTAL.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.           TO REORGANIZE THE FUND FROM A MARYLAND            [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      CORPORATION INTO A SERIES OF HARTFORD SERIES
                      FUND, INC., A MARYLAND CORPORATION.
------------------------------------------------------------------------------------------------------------------------------------

                    PLEASE REFER TO THE PROXY STATEMENT FOR A
                      DISCUSSION OF EACH OF THESE MATTERS.


    To receive an optional email confirmation, enter your email address here:

                        _________________________________

     PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE SUBMITTING YOUR VOTING INSTRUCTIONS. IF YOU SUBMIT INSTRUCTIONS MORE THAN ONCE FOR THE SAME FUND, ONLY
         YOUR LAST (MOST RECENT) INSTRUCTIONS WILL BE CONSIDERED VALID.

              Press this button to Submit your Voting Instructions

[LOGO]
The Hartford Financial Services


                          INTERNET PROXY VOTING SERVICE
                             VOTING INSTRUCTION FORM
                               HARTFORD HLS FUNDS
                                 [NAME OF FUND]

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF HARTFORD LIFE INSURANCE COMPANY AND AFFILIATED INSURANCE COMPANIES, FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY, AND THE BOARD OF DIRECTORS OF YOUR FUND.

VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

I am the owner of a variable annuity or variable insurance contract issued by Hartford Life Insurance Company, an affiliate of Hartford Life Insurance Company, Fortis Benefits Insurance Company, or First Fortis Life Insurance Company (the issuer of such contract being referred to herein as the "Issuer"). By submitting these voting instructions, I hereby instruct the Issuer to represent and vote, as designated below, the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to my variable annuity or variable insurance contract as of May 9, 2002 at a Special Meeting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by my submission of these voting instructions.

These voting instructions will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN ITS DISCRETION, THE ISSUER IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the Issuer may vote all of the shares represented hereby for the election of a substitute nominee.

When using 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.           TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF   [ ]  FOR ALL
                      DIRECTORS:
                      (01) WINIFRED ELLEN COLEMAN,                      [ ]  WITHHOLD ALL
                      (02) DR. ROBERT M. GAVIN,
                      (03) DUANE E. HILL,                               [ ]  FOR ALL EXCEPT:
                      (04) WILLIAM ATCHISON O'NEILL,
                      (05) PHILLIP O. PETERSON,
                      (06) MILLARD HANDLEY PRYOR, JR.,
                      (07) LOWNDES ANDREW SMITH,
                      (08) JOHN KELLEY SPRINGER AND
                      (09) DAVID M. ZNAMIEROWSKI
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.           TO APPROVE PROPOSALS TO ADOPT, ELIMINATE, OR
                      REVISE CERTAIN FUNDAMENTAL INVESTMENT POLICIES
                      OF THE FUNDS.  (LETTERS CORRESPOND TO LETTER
                      DESIGNATIONS IN THE PROXY STATEMENT.)
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(i).       PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE ISSUING OF SENIOR SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(ii).      PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE BORROWING OF MONEY.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2b.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING INVESTMENT CONCENTRATIONS WITHIN A
                      PARTICULAR INDUSTRY.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2d.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE MAKING OF LOANS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2e.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING UNDERWRITING SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2f.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING INVESTMENTS IN REAL ESTATE AND
                      INTERESTS THEREIN.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2g.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING PURCHASES AND SALES OF COMMODITIES
                      AND COMMODITIES CONTRACTS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2h.          PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY      [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE DIVERSIFICATION OF INVESTMENTS.
------------------------------------------------------------------------------------------------------------------------------------

             PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF
                             EACH OF THESE MATTERS.


    To receive an optional email confirmation, enter your email address here:

                        ---------------------------------

      PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE SUBMITTING YOUR VOTING INSTRUCTIONS. IF YOU SUBMIT INSTRUCTIONS MORE THAN ONCE FOR THE SAME FUND, ONLY
         YOUR LAST (MOST RECENT) INSTRUCTIONS WILL BE CONSIDERED VALID.


              Press this button to Submit your Voting Instructions

[LOGO]
The Hartford Financial Services


                          INTERNET PROXY VOTING SERVICE
                             VOTING INSTRUCTION FORM
                               HARTFORD HLS FUNDS
                                 [NAME OF FUND]

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF HARTFORD LIFE INSURANCE COMPANY AND AFFILIATED INSURANCE COMPANIES, FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY, AND THE BOARD OF DIRECTORS OF YOUR FUND.

VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

I am the owner of a variable annuity or variable insurance contract issued by Hartford Life Insurance Company, an affiliate of Hartford Life Insurance Company, Fortis Benefits Insurance Company, or First Fortis Life Insurance Company (the issuer of such contract being referred to herein as the "Issuer"). By submitting these voting instructions, I hereby instruct the Issuer to represent and vote, as designated below, the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to my variable annuity or variable insurance contract as of May 9, 2002 at a Special Meeting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by my submission of these voting instructions.

These voting instructions will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN ITS DISCRETION, THE ISSUER IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the Issuer may vote all of the shares represented hereby for the election of a substitute nominee.

When using 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.           TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF   [ ]  FOR ALL
                      DIRECTORS:
                      (01) WINIFRED ELLEN COLEMAN,                      [ ]  WITHHOLD ALL
                      (02) DR. ROBERT M. GAVIN,
                      (03) DUANE E. HILL,                               [ ]  FOR ALL EXCEPT:
                      (04) WILLIAM ATCHISON O'NEILL,
                      (05) PHILLIP O. PETERSON,
                      (06) MILLARD HANDLEY PRYOR, JR.,
                      (07) LOWNDES ANDREW SMITH,
                      (08) JOHN KELLEY SPRINGER AND
                      (09) DAVID M. ZNAMIEROWSKI
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.           TO APPROVE PROPOSALS TO ADOPT, ELIMINATE, OR
                      REVISE CERTAIN FUNDAMENTAL INVESTMENT POLICIES
                      OF THE FUNDS.  (LETTERS CORRESPOND TO LETTER
                      DESIGNATIONS IN THE PROXY STATEMENT.)
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(i).       PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE ISSUING OF SENIOR SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(ii).      PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE BORROWING OF MONEY.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2b.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING INVESTMENT CONCENTRATIONS WITHIN A
                      PARTICULAR INDUSTRY.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2d.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE MAKING OF LOANS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2e.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING UNDERWRITING SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2f.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING INVESTMENTS IN REAL ESTATE AND
                      INTERESTS THEREIN.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2g.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING PURCHASES AND SALES OF COMMODITIES
                      AND COMMODITIES CONTRACTS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2h.          PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY      [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE DIVERSIFICATION OF INVESTMENTS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.           TO CONVERT THE INVESTMENT OBJECTIVE FROM          [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      FUNDAMENTAL TO NON-FUNDAMENTAL.
------------------------------------------------------------------------------------------------------------------------------------

 PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

    To receive an optional email confirmation, enter your email address here:

                        ---------------------------------

      PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE SUBMITTING YOUR VOTING INSTRUCTIONS. IF YOU SUBMIT INSTRUCTIONS MORE THAN ONCE FOR THE SAME FUND, ONLY
         YOUR LAST (MOST RECENT) INSTRUCTIONS WILL BE CONSIDERED VALID.



              Press this button to Submit your Voting Instructions

[LOGO]
The Hartford Financial Services


                          INTERNET PROXY VOTING SERVICE
                             VOTING INSTRUCTION FORM
                               HARTFORD HLS FUNDS
                                 [NAME OF FUND]

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF HARTFORD LIFE INSURANCE COMPANY AND AFFILIATED INSURANCE COMPANIES, FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY, AND THE BOARD OF DIRECTORS OF YOUR FUND.

VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

I am the owner of a variable annuity or variable insurance contract issued by Hartford Life Insurance Company, an affiliate of Hartford Life Insurance Company, Fortis Benefits Insurance Company, or First Fortis Life Insurance Company (the issuer of such contract being referred to herein as the "Issuer"). By submitting these voting instructions, I hereby instruct the Issuer to represent and vote, as designated below, the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to my variable annuity or variable insurance contract as of May 9, 2002 at a Special Meeting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by my submission of these voting instructions.

These voting instructions will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN ITS DISCRETION, THE ISSUER IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the Issuer may vote all of the shares represented hereby for the election of a substitute nominee.

When using 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.


PROPOSAL 1.           TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF   [ ]  FOR ALL
                      DIRECTORS:
                      (01) WINIFRED ELLEN COLEMAN,                      [ ]  WITHHOLD ALL
                      (02) DR. ROBERT M. GAVIN,
                      (03) DUANE E. HILL,                               [ ]  FOR ALL EXCEPT:
                      (04) WILLIAM ATCHISON O'NEILL,
                      (05) PHILLIP O. PETERSON,
                      (06) MILLARD HANDLEY PRYOR, JR.,
                      (07) LOWNDES ANDREW SMITH,
                      (08) JOHN KELLEY SPRINGER AND
                      (09) DAVID M. ZNAMIEROWSKI
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.           TO APPROVE PROPOSALS TO ADOPT, ELIMINATE, OR
                      REVISE CERTAIN FUNDAMENTAL INVESTMENT POLICIES
                      OF THE FUNDS.  (LETTERS CORRESPOND TO LETTER
                      DESIGNATIONS IN THE PROXY STATEMENT.)
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(i).       PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE ISSUING OF SENIOR SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(ii).      PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE BORROWING OF MONEY.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2c.          PROPOSAL CONCERNING FUNDAMENTAL POLICY            [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING INVESTMENTS WITHIN CERTAIN INDUSTRIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2d.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE MAKING OF LOANS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2e.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING UNDERWRITING SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2f.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING INVESTMENTS IN REAL ESTATE AND
                      INTERESTS THEREIN.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2g.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING PURCHASES AND SALES OF COMMODITIES
                      AND COMMODITIES CONTRACTS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.           TO CONVERT THE INVESTMENT OBJECTIVE FROM          [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      FUNDAMENTAL TO NON-FUNDAMENTAL.
------------------------------------------------------------------------------------------------------------------------------------

 PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


    To receive an optional email confirmation, enter your email address here:

                        ---------------------------------

      PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE SUBMITTING YOUR VOTING INSTRUCTIONS. IF YOU SUBMIT INSTRUCTIONS MORE THAN ONCE FOR THE SAME FUND, ONLY
         YOUR LAST (MOST RECENT) INSTRUCTIONS WILL BE CONSIDERED VALID.


              Press this button to Submit your Voting Instructions

[LOGO]
The Hartford Financial Services


                          INTERNET PROXY VOTING SERVICE
                             VOTING INSTRUCTION FORM
                               HARTFORD HLS FUNDS
                                 [NAME OF FUND]

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF HARTFORD LIFE INSURANCE COMPANY AND AFFILIATED INSURANCE COMPANIES, FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY, AND THE BOARD OF DIRECTORS OF YOUR FUND.

VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

I am the owner of a variable annuity or variable insurance contract issued by Hartford Life Insurance Company, an affiliate of Hartford Life Insurance Company, Fortis Benefits Insurance Company, or First Fortis Life Insurance Company (the issuer of such contract being referred to herein as the "Issuer"). By submitting these voting instructions, I hereby instruct the Issuer to represent and vote, as designated below, the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to my variable annuity or variable insurance contract as of May 9, 2002 at a Special Meeting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by my submission of these voting instructions.

These voting instructions will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN ITS DISCRETION, THE ISSUER IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the Issuer may vote all of the shares represented hereby for the election of a substitute nominee.

When using 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.           TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF   [ ]  FOR ALL
                      DIRECTORS:
                      (01) WINIFRED ELLEN COLEMAN,                      [ ]  WITHHOLD ALL
                      (02) DR. ROBERT M. GAVIN,
                      (03) DUANE E. HILL,                               [ ]  FOR ALL EXCEPT:
                      (04) WILLIAM ATCHISON O'NEILL,
                      (05) PHILLIP O. PETERSON,
                      (06) MILLARD HANDLEY PRYOR, JR.,
                      (07) LOWNDES ANDREW SMITH,
                      (08) JOHN KELLEY SPRINGER AND
                      (09) DAVID M. ZNAMIEROWSKI
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.           TO APPROVE PROPOSALS TO ADOPT, ELIMINATE, OR
                      REVISE CERTAIN FUNDAMENTAL INVESTMENT POLICIES
                      OF THE FUNDS.  (LETTERS CORRESPOND TO LETTER
                      DESIGNATIONS IN THE PROXY STATEMENT.)
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(i).       PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE ISSUING OF SENIOR SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(ii).      PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE BORROWING OF MONEY.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2c.          PROPOSAL CONCERNING FUNDAMENTAL POLICY            [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING INVESTMENTS WITHIN CERTAIN INDUSTRIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2d.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE MAKING OF LOANS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2e.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING UNDERWRITING SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2f.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING INVESTMENTS IN REAL ESTATE AND
                      INTERESTS THEREIN.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2g.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING PURCHASES AND SALES OF COMMODITIES
                      AND COMMODITIES CONTRACTS.
------------------------------------------------------------------------------------------------------------------------------------

 PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.




    To receive an optional email confirmation, enter your email address here:

                        ---------------------------------

      PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE SUBMITTING YOUR VOTING INSTRUCTIONS. IF YOU SUBMIT INSTRUCTIONS MORE THAN ONCE FOR THE SAME FUND, ONLY
         YOUR LAST (MOST RECENT) INSTRUCTIONS WILL BE CONSIDERED VALID.



              Press this button to Submit your Voting Instructions

[LOGO]
The Hartford Financial Services


                          INTERNET PROXY VOTING SERVICE
                             VOTING INSTRUCTION FORM
                               HARTFORD HLS FUNDS
                                 [NAME OF FUND]

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF HARTFORD LIFE INSURANCE COMPANY AND AFFILIATED INSURANCE COMPANIES, FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY, AND THE BOARD OF DIRECTORS OF YOUR FUND.

VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

I am the owner of a variable annuity or variable insurance contract issued by Hartford Life Insurance Company, an affiliate of Hartford Life Insurance Company, Fortis Benefits Insurance Company, or First Fortis Life Insurance Company (the issuer of such contract being referred to herein as the "Issuer"). By submitting these voting instructions, I hereby instruct the Issuer to represent and vote, as designated below, the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to my variable annuity or variable insurance contract as of May 9, 2002 at a Special Meeting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by my submission of these voting instructions.

These voting instructions will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN ITS DISCRETION, THE ISSUER IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the Issuer may vote all of the shares represented hereby for the election of a substitute nominee.

When using 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.           TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF   [ ]  FOR ALL
                      DIRECTORS:
                      (01) WINIFRED ELLEN COLEMAN,                      [ ]  WITHHOLD ALL
                      (02) DR. ROBERT M. GAVIN,
                      (03) DUANE E. HILL,                               [ ]  FOR ALL EXCEPT:
                      (04) WILLIAM ATCHISON O'NEILL,
                      (05) PHILLIP O. PETERSON,
                      (06) MILLARD HANDLEY PRYOR, JR.,
                      (07) LOWNDES ANDREW SMITH,
                      (08) JOHN KELLEY SPRINGER AND
                      (09) DAVID M. ZNAMIEROWSKI
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.           TO APPROVE PROPOSALS TO ADOPT, ELIMINATE, OR
                      REVISE CERTAIN FUNDAMENTAL INVESTMENT POLICIES
                      OF THE FUNDS.  (LETTERS CORRESPOND TO LETTER
                      DESIGNATIONS IN THE PROXY STATEMENT.)
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(i).       PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE ISSUING OF SENIOR SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(ii).      PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE BORROWING OF MONEY.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2b.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING INVESTMENT CONCENTRATIONS WITHIN A
                      PARTICULAR INDUSTRY.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2d.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING THE MAKING OF LOANS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2e.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING UNDERWRITING SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2f.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING INVESTMENTS IN REAL ESTATE AND
                      INTERESTS THEREIN.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2g.          PROPOSAL TO REVISE THE FUNDAMENTAL POLICY         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                      REGARDING PURCHASES AND SALES OF COMMODITIES
                      AND COMMODITIES CONTRACTS.
------------------------------------------------------------------------------------------------------------------------------------

 PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.




    To receive an optional email confirmation, enter your email address here:

                        ---------------------------------

      PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE SUBMITTING YOUR VOTING INSTRUCTIONS. IF YOU SUBMIT INSTRUCTIONS MORE THAN ONCE FOR THE SAME FUND, ONLY
         YOUR LAST (MOST RECENT) INSTRUCTIONS WILL BE CONSIDERED VALID.


              Press this button to Submit your Voting Instructions

[LOGO]
The Hartford Financial Services


                          INTERNET PROXY VOTING SERVICE
                                   PROXY CARD
                               HARTFORD HLS FUNDS
                                 [NAME OF FUND]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

I/We appoint David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them separately with power to act without the others and with the right of substitution in each, my/our proxies to vote, as designated herein, all shares of the Fund named above (the "Fund") held by me/us on May 9, 2002, at a Special Meeting of Shareholders of the Fund, to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers I/we would possess if present in person.

All previous proxies given with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by submission of this proxy. This proxy may be revoked at any time before it is exercised.


This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee.

When using 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.         TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF     [ ]  FOR ALL
                    DIRECTORS:
                    (01) WINIFRED ELLEN COLEMAN,                        [ ]  WITHHOLD ALL
                    (02) DR. ROBERT M. GAVIN,
                    (03) DUANE E. HILL,                                 [ ]  FOR ALL EXCEPT:
                    (04) WILLIAM ATCHISON O'NEILL,
                    (05) PHILLIP O. PETERSON,
                    (06) MILLARD HANDLEY PRYOR, JR.,
                    (07) LOWNDES ANDREW SMITH,
                    (08) JOHN KELLEY SPRINGER AND
                    (09) DAVID M. ZNAMIEROWSKI
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.         TO APPROVE PROPOSALS TO ADOPT, ELIMINATE, OR
                    REVISE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF
                    THE FUNDS.  (LETTERS CORRESPOND TO LETTER
                    DESIGNATIONS IN THE PROXY STATEMENT.)
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(i).     PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING THE ISSUING OF SENIOR SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(ii).    PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING THE BORROWING OF MONEY.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2b.        PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING INVESTMENT CONCENTRATIONS WITHIN A
                    PARTICULAR INDUSTRY.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2d.        PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING THE MAKING OF LOANS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2e.        PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING UNDERWRITING SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2f.        PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING INVESTMENTS IN REAL ESTATE AND
                    INTERESTS THEREIN.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2g.        PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING PURCHASES AND SALES OF COMMODITIES AND
                    COMMODITIES CONTRACTS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2h.        PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY        [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING THE DIVERSIFICATION OF INVESTMENTS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.         TO CONVERT THE INVESTMENT OBJECTIVE FROM            [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    FUNDAMENTAL TO NON-FUNDAMENTAL.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.         TO REORGANIZE THE FUND FROM A MARYLAND              [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    CORPORATION INTO A SERIES OF HARTFORD SERIES
                    FUND, INC., A MARYLAND CORPORATION.
------------------------------------------------------------------------------------------------------------------------------------

 PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


    To receive an optional email confirmation, enter your email address here:

                        ---------------------------------

      PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE SUBMITTING YOUR PROXY.
IF YOU SUBMIT THE SAME PROXY MORE THAN ONCE, ONLY YOUR LAST (MOST RECENT) PROXY
                           WILL BE CONSIDERED VALID.





                     Press this button to Submit your Proxy

[LOGO]
The Hartford Financial Services


                          INTERNET PROXY VOTING SERVICE
                                   PROXY CARD
                               HARTFORD HLS FUNDS
                                 [NAME OF FUND]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

I/We appoint David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them separately with power to act without the others and with the right of substitution in each, my/our proxies to vote, as designated herein, all shares of the Fund named above (the "Fund") held by me/us on May 9, 2002, at a Special Meeting of Shareholders of the Fund, to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers I/we would possess if present in person.

All previous proxies given with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by submission of this proxy. This proxy may be revoked at any time before it is exercised.


This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee.

When using 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.


PROPOSAL 1.         TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF     [ ]  FOR ALL
                    DIRECTORS:
                    (01) WINIFRED ELLEN COLEMAN,                        [ ]  WITHHOLD ALL
                    (02) DR. ROBERT M. GAVIN,
                    (03) DUANE E. HILL,                                 [ ]  FOR ALL EXCEPT:
                    (04) WILLIAM ATCHISON O'NEILL,
                    (05) PHILLIP O. PETERSON,
                    (06) MILLARD HANDLEY PRYOR, JR.,
                    (07) LOWNDES ANDREW SMITH,
                    (08) JOHN KELLEY SPRINGER AND
                    (09) DAVID M. ZNAMIEROWSKI
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.         TO APPROVE PROPOSALS TO ADOPT, ELIMINATE, OR
                    REVISE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF
                    THE FUNDS.  (LETTERS CORRESPOND TO LETTER
                    DESIGNATIONS IN THE PROXY STATEMENT.)
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(i).     PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING THE ISSUING OF SENIOR SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(ii).    PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING THE BORROWING OF MONEY.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2b.        PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING INVESTMENT CONCENTRATIONS WITHIN A
                    PARTICULAR INDUSTRY.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2d.        PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING THE MAKING OF LOANS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2e.        PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING UNDERWRITING SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2f.        PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING INVESTMENTS IN REAL ESTATE AND
                    INTERESTS THEREIN.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2g.        PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING PURCHASES AND SALES OF COMMODITIES AND
                    COMMODITIES CONTRACTS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2h.        PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY        [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING THE DIVERSIFICATION OF INVESTMENTS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.         TO CONVERT THE INVESTMENT OBJECTIVE FROM            [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    FUNDAMENTAL TO NON-FUNDAMENTAL.
------------------------------------------------------------------------------------------------------------------------------------

 PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

    To receive an optional email confirmation, enter your email address here:

                        ---------------------------------


      PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE SUBMITTING YOUR PROXY.
 IF YOU SUBMIT THE SAME PROXY MORE THAN ONCE, ONLY YOUR LAST (MOST RECENT) PROXY
                            WILL BE CONSIDERED VALID.



                     Press this button to Submit your Proxy

[LOGO]
The Hartford Financial Services


                          INTERNET PROXY VOTING SERVICE
                                   PROXY CARD
                               HARTFORD HLS FUNDS
                                 [NAME OF FUND]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

I/We appoint David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them separately with power to act without the others and with the right of substitution in each, my/our proxies to vote, as designated herein, all shares of the Fund named above (the "Fund") held by me/us on May 9, 2002, at a Special Meeting of Shareholders of the Fund, to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers I/we would possess if present in person.

All previous proxies given with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by submission of this proxy. This proxy may be revoked at any time before it is exercised.


This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee.

When using 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.         TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF     [ ]  FOR ALL
                    DIRECTORS:
                    (01) WINIFRED ELLEN COLEMAN,                        [ ]  WITHHOLD ALL
                    (02) DR. ROBERT M. GAVIN,
                    (03) DUANE E. HILL,                                 [ ]  FOR ALL EXCEPT:
                    (04) WILLIAM ATCHISON O'NEILL,
                    (05) PHILLIP O. PETERSON,
                    (06) MILLARD HANDLEY PRYOR, JR.,
                    (07) LOWNDES ANDREW SMITH,
                    (08) JOHN KELLEY SPRINGER AND
                    (09) DAVID M. ZNAMIEROWSKI
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.         TO APPROVE PROPOSALS TO ADOPT, ELIMINATE, OR
                    REVISE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF
                    THE FUNDS.  (LETTERS CORRESPOND TO LETTER
                    DESIGNATIONS IN THE PROXY STATEMENT.)
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(i).     PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING THE ISSUING OF SENIOR SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a(ii).    PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING THE BORROWING OF MONEY.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2c.        PROPOSAL CONCERNING FUNDAMENTAL POLICY REGARDING    [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    INVESTMENTS WITHIN CERTAIN INDUSTRIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2d.        PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING THE MAKING OF LOANS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2e.        PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING UNDERWRITING SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2f.        PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING INVESTMENTS IN REAL ESTATE AND
                    INTERESTS THEREIN.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2g.        PROPOSAL TO REVISE THE FUNDAMENTAL POLICY           [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING PURCHASES AND SALES OF COMMODITIES AND
                    COMMODITIES CONTRACTS.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.         TO CONVERT THE INVESTMENT OBJECTIVE FROM            [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    FUNDAMENTAL TO NON-FUNDAMENTAL.
------------------------------------------------------------------------------------------------------------------------------------


 PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


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
      PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE SUBMITTING YOUR PROXY.
IF YOU SUBMIT THE SAME PROXY MORE THAN ONCE, ONLY YOUR LAST (MOST RECENT) PROXY
                            WILL BE CONSIDERED VALID.



                     Press this button to Submit your Proxy


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